Exhibit 10.33

MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
as Issuer

and

ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION
as Trustee

TRUST INDENTURE

$12,000,000
Maryland Industrial Development Financing Authority
Taxable Variable Rate Demand Revenue Bonds
(Avalon Pharmaceuticals, Inc. Facility)
Series 2003

Dated as of April 1, 2003

TABLE OF CONTENTS

(This table of contents is not part of the Trust Indenture and is only for convenience of reference)

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SECTION		PAGE

13.10.	Effective Date	86
EXHIBIT A
EXHIBIT B

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EXHIBIT A

$12,000,000
Maryland Industrial Development Financing Authority
Taxable Variable Rate Demand Revenue Bonds
(Avalon Pharmaceuticals, Inc. Facility)
Series 2003

FORM OF BOND

A-1

TRUST INDENTURE

     THIS TRUST INDENTURE is dated as of April 1, 2003, and is made and entered into by and between the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate and a public instrumentality of the State of Maryland (the “Issuer”), and ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION, a national banking association, duly organized, existing and authorized to accept and execute trusts of the character herein set out, under and by virtue of the laws of the United States of America, as Trustee (the “Trustee”).

RECITALS

     Certain of the terms and words used in these Recitals, and in the following Granting Clauses and Agreements, are defined in Section 1.1 of this Indenture.

     Pursuant to, and in accordance with, the Acts, the Issuer has determined to issue and sell the Series 2003 Bonds in the aggregate principal amount of $12,000,000, and to lend the proceeds thereof to the Borrower, upon the terms and conditions of the Loan Agreement, for the sole and exclusive purpose of financing the acquisition by the Borrower of the 2003 Facility.

     It is the intention of the Borrower and the Issuer that the Series 2003 Bonds and any Additional Bonds be secured by (among other things) the execution and delivery of this Indenture.

     In order to enhance the marketability of the Series 2003 Bonds, the Borrower has requested the Bank to issue to the Trustee its irrevocable transferable direct-pay letter of credit to provide payment for and secure the payment of the principal of and interest on, and the purchase price of, the Series 2003 Bonds. The Bank will issue the Letter of Credit concurrently with the issuance and delivery of the Series 2003 Bonds.

     The issuance, sale and delivery of the Series 2003 Bonds and the execution and delivery of this Indenture and the Loan Agreement have been in all respects duly and validly authorized in accordance with the Acts by the Resolution.

     The Issuer has determined that financing the acquisition of the 2003 Facility constitutes an undertaking that will accomplish the purposes, objects and powers of the Issuer as mentioned in the MIDFA Act.

     The Trustee has power to enter into this Indenture and to execute the trusts hereby created and has accepted the trusts so created and in evidence thereof has joined in the execution hereof.

     All things necessary to make the Series 2003 Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid, binding and legal limited obligations of the Issuer according to the terms thereof, and to constitute this Indenture a valid assignment and pledge of the Trust Estate for the payment of the principal of and interest on, and purchase price of, the Series 2003 Bonds, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Series 2003 Bonds, subject to the terms hereof, have in all respects been duly authorized.

     THE BONDS AND THE PREMIUM (IF ANY) AND INTEREST THEREON, AND THE PURCHASE PRICE THEREOF, ARE LIMITED OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON, AND THE PURCHASE PRICE OF, WHICH ARE PAYABLE SOLELY FROM THE REVENUES TO BE RECEIVED IN CONNECTION WITH THE FINANCING AND REFINANCING OF THE 2003 FACILITY AND ANY ADDITIONAL FACILITIES AND FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE. NEITHER THE BONDS NOR ANY PREMIUM OR INTEREST THEREON, NOR THE PURCHASE PRICE THEREOF, SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER PROVISION OR STATUTORY LIMITATION AND NONE OF THE ABOVE SHALL EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY. THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY IS PLEDGED. THE ISSUER HAS NO TAXING POWER.

GRANTING CLAUSES AND AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Issuer under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Issuer by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal of and interest on, and purchase price of, the Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Issuer’s Obligations, the Issuer does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in trust forever, and grants to the Trustee and to its successors in trust, a security interest in, all of the Trust Estate.

     SAVING AND EXCEPTING HOWEVER, and reserving unto the Issuer all of the Reserved Rights of the Issuer.

     TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in trust forever.

     IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the Owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other Bonds, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Issuer’s Obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Credit Facility Provider, as set forth in Section 9.13 hereof.

     PROVIDED, HOWEVER, that any Credit Facility securing a Series of Bonds shall secure only that particular Series of Bonds and no other and shall not be available to pay the principal of, interest on, or the purchase price of, any other Series of Bonds.

     PROVIDED, FURTHER, that (subject to the provisions of Section 9.13 hereof) if the Issuer, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and interest due or to become due thereon, and the purchase price thereof, at the times and in the manner mentioned in the Bonds and as provided in Article VIII hereof, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article V hereof, or shall provide, as permitted hereby, for payment thereof in accordance with Article VIII hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Issuer’s Obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article VIII hereof, and upon the termination of the Loan Agreement, the lien of this Indenture shall be discharged and satisfied and shall be null and void and the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Credit Facility Provider; provided, that if the Trustee shall have received written certification from the Credit Facility Provider that all obligations of the Borrower under the Credit Facility Documents have been satisfied and that the Credit Facility Agreement has been terminated, or if no Credit Facility Provider shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Borrower; and the Trustee shall execute and deliver to the Issuer, the Credit Facility Provider and the Borrower such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee’s assignment, transfer and turning over to the Credit Facility Provider or the Borrower, as appropriate, of the Trust Estate pursuant to Section 8.1 hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

     AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Issuer has agreed and covenanted and does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof, as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

     SECTION 1.1. Definitions. Certain terms used in this Indenture and in the other Bond Documents and in the Credit Facility Documents are defined in this Section or are defined by reference to one of the Credit Facility Documents or one of the other Bond Documents; and when and if used herein, such terms shall have the meanings given to them by the language employed in this Section defining such terms or by the language employed in such Credit Facility Document or other Bond Document defining such terms, unless the context clearly indicates otherwise.

     “Acceleration Drawing” has the meaning given to that term in the Credit Facility.

     “Acquisition” or “acquisition” means, when used in regard to the 2003 Facility or any Additional Facilities, and shall include, where applicable, and without limitation, the acquisition, construction, rehabilitation, remodeling, extension, equipping and permanent improvement of such facility, and paying the necessary costs of preparing, printing and selling the related Bonds, and such other costs as may be permitted by the Acts.

     “Acts” means, collectively, the Revenue Bond Act and the MIDFA Act.

     “Act of Bankruptcy” means the filing of a petition in bankruptcy under the Bankruptcy Code, or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, by or against the Borrower or the Issuer, as debtor.

     “Additional Bonds” means bonds of the Issuer issued pursuant to Section 2.15 of this Indenture.

     “Additional Facilities” means any project undertaken by the Borrower that is financed or refinanced pursuant to the Acts and this Indenture by the Issuer through the issuance of Additional Bonds.

     “Additions” means any and all alterations, additions, accessions, extensions, betterments and improvements, substitutions, and renewals and replacements.

     “Adjustment Date” means each of (a) April 11, 2003, (b) the Friday of each week thereafter or, if any such Friday is not a Business Day, the immediately succeeding Business Day, and (c) each Mandatory Tender Date.

     “Administration Expenses” means compensation, indemnities and reimbursement of fees, expenses and advances payable to the Issuer, the Trustee, the Remarketing Agent, the Paying Agent and the Registrar, all as described in Article VII of the Loan Agreement.

     “Agency Obligations” has the meaning given that term in Section 6.1(b) of this Indenture.

     “Authorized Borrower Representative” means the President, Chief Financial Officer and General Counsel of the Borrower or such other person at the time authorized to act on behalf of the Borrower as designated by written certificate furnished to the Issuer, the Trustee and the Credit Facility Provider containing the specimen signature of such person and signed on behalf of the Borrower by its President or Chief Financial Officer. Such certificates may designate an alternate or alternates.

     “Authorized Denomination” means $100,000 or any integral multiple of $5,000 in excess of $100,000.

     “Authorized Issuer Representative” means the Chairman, the Vice Chairman or the Executive Director of the Issuer, or such other person at the time designated to act on behalf of the Issuer by written certificate furnished to the Borrower, the Trustee and the Credit Facility Provider containing the specimen signature of such person and signed on behalf of the Issuer by the Chairman, the Vice Chairman or the Executive Director of the Issuer. Such certificate may designate an alternate or alternates.

     “Available Moneys” means:

          (a) moneys that have been on deposit with the Trustee for at least 123 days during and prior to which no Act of Bankruptcy has occurred with respect to the Borrower or the Issuer;

          (b) Refunding Proceeds, but only to the extent that (i) such Refunding Proceeds are paid directly to the Trustee for the benefit of the Owners and shall not have come into the possession or control of the Borrower or the Issuer; and (ii) the Trustee shall have received an opinion of Independent Counsel acceptable to the Trustee and, if the Bonds are then rated by Moody’s or S&P, acceptable to Moody’s and/or S&P, as the case may be, to the effect that distributions of payments of principal of and interest on the Bonds made to the Owners from such Refunding Proceeds will not constitute preferential payments pursuant to the provisions of (A) Section 547(b) of the Bankruptcy Code in a bankruptcy proceeding by or against the Paying Agent or the Borrower; or (B) Chapter 9 of the Bankruptcy Code, if the Issuer should become a debtor under Chapter 9 of the Bankruptcy Code;

          (c) Excess Bond Proceeds; and

          (d) moneys received from a drawing under the Credit Facility.

For the purposes of this definition, moneys shall be deemed to be on deposit with the Trustee only when cash or its equivalent is so deposited or, in the case of checks or drafts, when final payment thereof has been made to the Trustee by the payor bank.

     “Bank” means Manufacturers and Traders Trust Company, a New York banking corporation, its successors and assigns.

     “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. 101 et seq., and all future acts supplemental thereto or amendatory thereof.

     “Bond Counsel” means Whiteford, Taylor & Preston L.L.P. and Brown, Diffenderffer & Kearney, LLP, as co-bond counsel, or any other Independent Counsel approved by the Issuer that regularly renders opinions with general acceptance in the municipal bond market and that is familiar with the transactions contemplated under this Indenture. Unless specifically otherwise provided, any opinion of Bond Counsel or other Independent Counsel required by any of the Bond Documents or the Credit Facility Documents shall be in writing.

     “Bond Documents” means and includes (without limitation) the Bonds, the Placement and Remarketing Agreement, this Indenture, the Loan Agreement, the Pledged Bonds Custody Agreement, and any and all other documents which the Issuer, the Borrower, or any other party or parties or their representatives have executed and delivered, or may hereafter execute and deliver, to evidence or secure the Issuer’s Obligations or the Borrower’s Bond Obligations, or any part thereof, or in connection therewith, together with any and all Supplements thereto; provided, however, that the term “Bond Documents,” with the exception of the Pledged Bonds Custody Agreement, does not include the Credit Facility Documents.

     “Bond Fund” means the Bond Fund created in Section 5.1 of this Indenture.

     “Bond Payment Date” means any Interest Payment Date or any Sinking Fund Installment Date and any other date on which the principal of, premium (if any) on or interest on the Bonds is to be paid to the Owners thereof (whether at maturity thereof, or by acceleration of maturity or after notice of redemption or prepayment or otherwise).

     “Bond Purchase Drawing” means a Bond Purchase Interest Drawing or a Bond Purchase Principal Drawing.

     “Bond Purchase Interest Drawing” and “Bond Purchase Principal Drawing” each has the meaning given to that term by the Credit Facility.

     “Bonds” means, collectively, the Series 2003 Bonds and any Additional Bonds.

     “Bonds Tendered or Deemed Tendered for Purchase” means Bonds of a Series tendered, or deemed to have been tendered, to the Trustee for purchase on an Optional Tender Date or on a Mandatory Tender Date, as provided in Sections 4.1 and 4.2, respectively, of this Indenture.

     “Book-Entry Form” or “Book-Entry System” means a form or system, as applicable, under which (i) the ownership of beneficial interests in the Bonds of a Series may be transferred only through a book entry and (ii) physical bond certificates in fully registered form are registered only in the name of a Depository or its nominee as holder, with the physical bond certificates “immobilized” in the custody of the Depository.

     “Borrower” means Avalon Pharmaceuticals, Inc., a Delaware corporation, its successors and assigns.

     “Borrower’s Architect” means the Independent Architect selected by the Borrower and approved by the Credit Facility Provider.

     “Borrower’s Bond Obligations” means the obligations of the Borrower under the Bond Documents to (a) pay the principal of and interest on the Loans as required by Section 3.3 of the Loan Agreement and any Supplements thereto, when and as the same become due and payable (whether at the stated maturity thereof, or by acceleration of maturity or after notice of redemption or prepayment or otherwise), (b) pay all other payments required by the Bond Documents to be paid by the Borrower to the Issuer, to the Trustee or to others, when and as the same shall become due and payable, and (c) timely perform, observe and comply with all of the terms, covenants, conditions, stipulations, and agreements, express or implied, which the Borrower is required by any of the Bond Documents to perform or observe.

     “Borrower’s Credit Facility Obligations” means the obligations of the Borrower under the Credit Facility Documents to pay all payments required by the Credit Facility Documents, when and as the same become due and payable, and timely perform, observe and comply with all of the terms, covenants; conditions, stipulations and agreements, express or implied, which the Borrower is required by the Credit Facility Documents to perform, observe or comply with. The term “Borrower’s Credit Facility Obligations” includes the Borrower’s Letter of Credit Obligations.

     “Borrower’s Letter of Credit Obligations” has the meaning given to that term by the Letter of Credit Agreement.

     “Business Day” or “business day” means any day other than a day on which either (a) banks located in any of the cities in which the Principal Office of the Trustee, the Credit Facility Provider, the Paying Agent and the Remarketing Agent is located are required or authorized by law or executive order to close for business, or (b) The New York Stock Exchange is closed.

     “Cash Collateral Pledge and Security Agreement and Control Agreement” has the meaning given to that term in the Letter of Credit Agreement.

     “Closing Date” means April 8, 2003, the date of the issuance and delivery of the Series 2003 Bonds to the initial purchaser(s) thereof and any other date on which any Additional Bonds are issued and delivered to the initial purchaser(s) thereof.

     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable predecessor statutory provision. Each reference to a section of the Code herein shall be deemed to include the United States Treasury Regulations in effect or proposed from time to time with respect thereto and applicable to the Bonds or the use of the proceeds thereof.

     “Completion Certificate” means a Completion Certificate, substantially in the form attached to the Loan Agreement as Exhibit A and made a part thereof, signed by an Authorized Borrower Representative, furnished by the Borrower pursuant to Section 6.3 of the Loan Agreement.

     “Completion Date” means, with respect to the 2003 Facility, and, if applicable, any Additional Facilities, the date of completion thereof as that date is specified in the Completion Certificate therefor submitted in accordance with Section 6.3 of the Loan Agreement.

     “Contractor” has the meaning given that term by the Credit Facility Agreement.

     “Costs of Issuance” means all fees, costs and expenses incurred in connection with the issuance of the Bonds.

     “Credit Facility” means (a) the Letter of Credit, (b) any Substitute Credit Facility and (c) any Initial Credit Facility.

     “Credit Facility Agreement” means (a) the Letter of Credit Agreement and (b) any other agreement between the Borrower and a Credit Facility Provider pursuant to which a Credit Facility is issued, together with any and all Supplements thereto.

     “Credit Facility Documents” means the Credit Facility, the Credit Facility Agreement, the Security Agreement, the Cash Collateral Pledge and Security Agreement and Control Agreement, the Pledged Bonds Custody Agreement, the Pledge and Security Agreement, the Insurance Agreement and any and all other documents which the Borrower, or any other party or parties or their representatives, has executed and delivered or may hereafter execute and deliver, to evidence or secure the Borrower’s Credit Facility Obligations, or any part thereof, or in connection therewith, together with any and all Supplements thereto. The term “Credit Facility Documents” includes the Letter of Credit Documents.

     “Credit Facility Provider” means (a) the Bank and (b) the issuer of any Credit Facility, if any, other than the Letter of Credit, then in effect.

     “Department” means the Department of Business and Economic Development, a principal department of the State.

     “Depository” means any securities depository that is a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, operating and maintaining, with its participants or otherwise, a Book-Entry System to record ownership of beneficial interests in municipal bonds, and to effect transfers of municipal bonds, in Book-Entry Form.

     “Direct Costs of Construction” means direct costs of constructing the 2003 Facility and any Additional Facilities as set forth in the Construction Contract and in the trade form cost breakdown furnished by the Borrower and approved by the Credit Facility Provider and the Issuer.

     “Encumbrance” means any mortgage, pledge, lien, security interest, charge or other encumbrance.

     “Equipment Collateral” has the meaning given to that term in the Letter of Credit Agreement.

     “Excess Bond Proceeds” means proceeds of a Series of Bonds, and all investment earnings thereon, transferred from the Facility Fund to the Principal Account or the Purchase Account of the Bond Fund pursuant to Section 5.5(a), Section 5.10 or Section 5.11 of this Indenture.

     “Facility Costs” means the 2003 Facility Costs and the costs of the acquisition of any Additional Facilities.

     “Facility Fund” means the Facility Fund created in Section 5.1 of this Indenture.

     “Government Obligations” has the meaning given that term in Section 6.1 (a) of this Indenture.

     “Indenture” means this Trust Indenture, together with any and all Supplements hereto.

     “Independent Accountant” means an Independent Person engaged in the accounting profession, either entitled to practice, or having members or officers entitled to practice, as a certified public accountant under the laws of the State and in fact independent, designated in writing by the Borrower and qualified to pass upon those matters required by the Bond Documents or the Credit Facility Documents to be passed upon by an Independent Accountant.

     “Independent Architect” means an Independent Person registered and qualified to practice the profession of architecture under the laws of the State.

     “Independent Counsel” means an Independent Person duly admitted to practice law before the highest court of the State.

     “Independent Engineer” means an Independent Person registered and qualified to practice the profession of engineering under the laws of the State.

     “Independent Person” means a person designated by the Borrower and approved by the Credit Facility Provider (provided the Credit Facility Agreement has not expired) and not a director, officer or employee of the Borrower.

     “Initial Credit Facility” means, for the Series 2003 Bonds, the 2003 Letter of Credit, and for each series of Additional Bonds, any letter of credit, bond insurance policy, bond purchase agreement, guaranty, line of credit, surety bond or similar credit or liquidity facility that provides payment for and secures the payment of the principal of and interest on, and the purchase price of, each Series of Additional Bonds, the administrative provisions of which are reasonably satisfactory to the Trustee, together with any and all Supplements thereto.

     “Interest Account” means the Interest Account created within the Bond Fund pursuant to Section 5.1 of this Indenture.

     “Interest Drawing” has the meaning given to that term by the Credit Facility.

     “Interest Payment Date” means (i) the first Business Day of each month, commencing May 1, 2003, (ii) each Mandatory Tender Date, and (iii) the maturity date of the Bonds.

     “Interest Portion” has the meaning given to that term by the Credit Facility.

     “Issuer” means the Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland, its successors and assigns.

     “Issuer’s Fee” means the annual fee due and payable by the Borrower to the Trustee. The first Issuer’s Fee is $16,250 and shall be due and payable on the Closing Date. Following the payment of the initial Issuer’s Fee, the Borrower agrees to pay an amount equal to 0.125% of the outstanding principal balance of the Bonds. Subsequent payments shall be made in arrears on (i) each subsequent anniversary of the Closing Date, and (ii) the date on which the Bonds are paid in full (whether by maturity, redemption or otherwise) and shall be calculated on the outstanding principal balance of the Bonds as of the anniversary of the Closing Date (taking into account any reduction of principal on such anniversary date) preceding the payment date of the Issuer’s Fee. The Issuer’s Fee shall be calculated and invoiced by the Trustee, paid by the Borrower to the Trustee on the date due and payable and promptly remitted by the Trustee to the Issuer. No refund of the Issuer’s Fee shall be made in the event the Bonds mature or are redeemed, accelerated or otherwise paid during any period for which the Issuer’s Fee has been paid and no proration of the Issuer’s Fee paid at maturity shall be made. Neither the failure to receive an invoice for the Issuer’s Fee nor any defect in such invoice so delivered shall affect the Borrower’s obligation to make Issuer’s Fee payments.

     “Issuer’s Fee Fund” means the fund created in Section 5.1(d) of this Indenture.

     “Issuer’s Obligations” means the limited obligations of the Issuer under the Bond Documents to (a) pay (but only from the Revenues and other moneys made available by the Borrower) the principal of and interest on, and purchase price of, the Bonds, when and as the same become due and payable (whether at the stated maturity thereof, or by acceleration of maturity or after notice of redemption or prepayment or otherwise, or on demand by the Owners thereof as provided in this Indenture), (b) pay, or cause to be paid (but only from the Revenues and other moneys made available by the Borrower), all other payments (if any) required by the Bond Documents to be paid by the Issuer, and (c) timely perform, observe and comply with all of the terms, covenants, conditions, stipulations, and agreements, express or implied, which the Issuer is required by the Bond Documents to perform and observe.

     “Landlord” means Westphalia Center II Limited Partnership, its successors and assigns.

     “Lease” means the Lease Agreement dated June 11, 2002 between the Landlord and the Borrower relating to the Leased Premises, together with any and all Supplements thereto.

     “Leased Premises” means a portion of the two story building, containing approximately 55,000 rentable square feet, located at 20358 Seneca Meadows Drive, Germantown, Maryland 20876, in the Seneca Meadows Corporate Center in the City of Germantown, Montgomery County, Maryland, together with all rights of the Borrower to such building, the land upon which such building is located, and all fixtures, equipment and other improvements in or upon such building and/or land, including sidewalks, areaways, parking areas, loading areas, gardens and lawns arising under the Lease.

     “Letter of Credit” means the 2003 Letter of Credit.

     “Letter of Credit Agreement” means the Letter of Credit Agreement dated as of April 1, 2003 between the Borrower and the Bank, together with any and all Supplements thereto.

     “Letter of Credit Documents” has the meaning given to that term by the Letter of Credit Agreement.

     “LIBOR Rate” means the fluctuating annual rate of interest which shall at all times equal the interest rate which the Bank announces and declares from time to time to be its one (1) month London Interbank Offered Rate, adjusted for any Federal Reserve Board requirements imposed on the Bank from time to time. All interest at the LIBOR Rate or computed thereon shall be calculated on the basis of a 360 day-year factor applied to actual days elapsed and shall be adjusted on any date on which a change occurs in the LIBOR Rate.

     “Loans” means, collectively, the Series 2003 Loan and any loan by the Issuer to the Borrower of the proceeds of any Series of Additional Bonds.

     “Loan Agreement” means the Loan Agreement dated as of April 1, 2003 between the Issuer and the Borrower evidencing and securing the Loans, together with any and all Supplements thereto.

     “Loan Term” means the period the Loans are to be outstanding as described in Section 3.1 of the Loan Agreement.

     “Mail” means mail by first-class postage to Owners of the Bonds and, in the case of notices of redemption of Bonds to Owners of Bonds in an aggregate principal amount of $1,000,000 or more, certified mail-return receipt requested. Any notice to Owners given by Mail shall be deemed given and received when deposited by the Trustee into the United States mail, postage prepaid. In case, by reason of suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by Mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     “Mandatory Tender Date” means the 5th Business Day before each Termination Date.

     “Mandatory Tender Notice” means a notice of a Mandatory Tender Date given by the Trustee in accordance with Section 4.2 of this Indenture, which notice shall state:

          (a) that the Credit Facility then in effect will expire and the date on which it will expire; and

          (b) that all Bonds of the Series secured by such Credit Facility must be tendered for purchase at or prior to 10:00 a.m. prevailing Baltimore, Maryland time on the Mandatory Tender Date to the Trustee with an instrument of transfer satisfactory to the Trustee executed in blank by the Owner with the signature guaranteed by a bank, trust company or member firm of the New York Stock Exchange, and that Bonds so tendered will be purchased on the Mandatory Tender Date at a purchase price equal to the principal amount thereof plus accrued interest thereon; and

          (c) that if there shall be on deposit with the Trustee an amount sufficient to pay the purchase price of such Bonds on such Mandatory Tender Date, such Bonds will be deemed to have been tendered and purchased on such Mandatory Tender Date, shall be deemed to be no longer Outstanding under this Indenture, and shall cease to bear interest as of such Mandatory Tender Date, whether or not such Bonds are tendered to the Trustee on such date, and that the Owners of such Bonds shall have no rights with respect thereto or under this Indenture, except to receive the purchase price of such Bonds.

     “Maximum Rate” means 12% per annum, or such higher or lower rate per annum to which the Maximum Rate may be increased or decreased in accordance with Section 2.4 of this Indenture.

     “MIDFA Act” means the Maryland Industrial Development Financing Authority Act, and all future acts supplemental thereto or amendatory thereof.

     “Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized rating agency designated by the Credit Facility Provider.

     “Net Proceeds” means, when used with respect to any condemnation award or insurance proceeds allocable to the Property (including, without limitation, title insurance), the gross proceeds from a condemnation award or insurance proceeds (including, without limitation, the proceeds of title insurance) so allocable, with respect to which that term is used, remaining after payment of all expenses (including attorneys’ fees and expenses) incurred in the collection of such gross proceeds.

     “Net Proceeds Escrow Fund” means the Net Proceeds Escrow Fund created in Section 5.1 of this Indenture.

     “Optional Tender Date” means, with respect to any Bond, a Business Day on which such Bond, or a portion thereof in an Authorized Denomination, is required to be purchased upon the demand of the Owner thereof in accordance with Section 4.1 of this Indenture.

     “Optional Tender Notice” means an irrevocable written notice given to the Trustee by the Owner of any Bond in accordance with Section 4.1 of this Indenture of such Owner’s election to tender such Bond or a portion thereof in an Authorized Denomination for purchase.

     “Outstanding”, “outstanding” or “Bonds Outstanding” means, when used in reference to the Bonds as of any given date, all Bonds which have been duly authenticated and delivered by the Trustee under this Indenture (including Bonds which have been remarketed pursuant to this Indenture, Bonds owned by the Borrower and Pledged Bonds) except:

          (a) Bonds which have been cancelled by the Trustee at or prior to such date or which have been delivered to the Trustee at or prior to such date for cancellation;

          (b) Bonds deemed to be paid in accordance with Article VIII of this Indenture; and

          (c) Bonds (including, without limitation, Bonds deemed to have been purchased pursuant to Section 4.6 of this Indenture) in lieu of which other Bonds have been authenticated under Section 2.10 of this Indenture.

     “Owner” or “Owners” or “Owner of Bonds” or “Owners of Bonds” means the person or persons in whose name any Bond is registered on the books of the Issuer maintained by the Registrar.

     “Paying Agent” means the Trustee, or any successor Paying Agent appointed under this Indenture.

     “Penalty Rate” means the fluctuating per annum rate of interest that is at all times equal to the Prime Rate (as defined in the Letter of Credit Agreement) plus 3% per annum.

     “Permitted Encumbrance” has the meaning given to that term by the Security Agreement.

     “Permitted Investments” has the meaning given to that term in Article VI of this Indenture.

     “Person” or “person” means any natural person, firm, association, corporation, company, trust, partnership, public body or other entity.

     “Placement Agent” means Manufacturers and Traders Trust Company, a New York banking corporation, or any other person appointed by the Issuer (with the consent of the Borrower) to place any Additional Bonds, its successors and assigns.

     “Placement and Remarketing Agreement” means (a) the Placement and Remarketing Agreement dated as of April 1, 2003 by and among the Borrower, the Bank as the Placement Agent and the Remarketing Agent and the Issuer, together with any and all Supplements thereto, and (b) any other Placement and Remarketing Agreement or similar agreement by and among the Borrower, the Placement Agent, the Remarketing Agent and the Issuer, together with any and all Supplements thereto.

     “Plans and Specifications” means the plans and specifications in accordance with which the 2003 Facility and, if applicable, any Additional Facilities are to be constructed by the General Contractor, and which have been approved by the Borrower, the Landlord and the Credit Facility Provider.

     “Pledge and Security Agreement” means (a) the Pledge and Security Agreement dated as of April 1, 2003, by and between the Borrower and the Bank, together with any and all Supplements thereto, and (b) any other pledge and security agreement or similar agreement by the Borrower and the Credit Facility Provider pursuant to which Pledged Bonds are pledged as security for the Borrower’s Credit Facility Obligations, together with any and all Supplements thereto.

     “Pledged Bonds” means Bonds of a Series that, subsequent to a Bond Purchase Principal Drawing, are delivered to and held by the Pledged Bonds Custodian as security for the Borrower’s Credit Facility Obligations and registered as directed by the Credit Facility Provider.

     “Pledged Bonds Custodian” means (a) Allfirst Trust Company National Association, as agent for the Bank under the Pledged Bonds Custody Agreement, or any successor custodian of the Pledged Bonds acting as the Bank’s agent, and (b) any other person who, pursuant to a Pledged Bonds Custody Agreement with the Credit Facility Provider and as agent for the Credit Facility Provider, acts as custodian of the Pledged Bonds.

     “Pledged Bonds Custody Agreement” means (a) the Pledged Bonds Custody Agreement dated as of April 1, 2003 by and between the Bank and the Pledged Bonds Custodian, together with any and all Supplements thereto, and (b) any other custody agreement or similar agreement by the Credit Facility Provider, the Borrower and the Pledged Bonds Custodian, pursuant to which the Pledged Bonds Custodian, as agent for the Credit Facility Provider, acts as custodian of the Pledged Bonds, together with any and all Supplements thereto.

     “Prime Rate” has the meaning given to that term by the Letter of Credit Agreement.

     “Principal Account” means the Principal Account created within the Bond Fund pursuant to Section 5.1 of this Indenture.

     “Principal Drawing” has the meaning given to that term by the Credit Facility.

     “Principal Office” means, with respect to the Trustee, the Registrar, the Paying Agent, the Remarketing Agent or the Credit Facility Provider, the office at the address set forth in Section 13.8 of this Indenture, or such other office which may be designated as such, from time to time, by the respective party in writing to the Issuer, the Borrower, the Trustee, the Registrar, the Paying Agent, the Remarketing Agent and the Credit Facility Provider.

     “Principal Portion” has the meaning given to that term in the Credit Facility.

     “Projected Completion Date” has the meaning given to that term in the Credit Facility Agreement.

     “Property” means the Leased Premises, the 2003 Facility, any Additional Facilities and all Additions to all of the foregoing.

     “Property Taxes” means all taxes, payments in lieu of taxes, water rents, sewer rents, ground rents, assessments and other governmental or municipal or public or private dues, charges and levies and any liens (including federal tax liens) which are or may be levied, imposed or assessed upon the Property or any part thereof or upon any leases, or upon the rents, issues, income or profits thereof, whether any or all of the aforementioned be levied directly or indirectly or as excise taxes or as income taxes, or otherwise.

     “Purchase Account” means the Purchase Account created within the Bond Fund pursuant to Section 5.1 of this Indenture.

     “Record Date” means (a) the last day before each Interest Payment Date, and (b) in the case of the payment of any defaulted interest, the fifth day before such payment; provided, however, that if any such day is not a Business Day, the Record Date will be the Business Day immediately preceding such day.

     “Refunding Proceeds” means the proceeds of the sale of any refunding obligations issued in accordance with Section 2.14 of this Indenture.

     “Registrar” or “Bond Registrar” means the Trustee, or any successor Registrar appointed under this Indenture.

     “Remarketing Agent” means Manufacturers and Traders Trust Company, a New York banking corporation, or any successor Remarketing Agent appointed under this Indenture, its successors and assigns.

     “Reserved Rights of the Issuer” means (a) all rights of the Issuer as set forth in Article VII of the Loan Agreement; (b) the right of the Issuer to receive notices, reports or other information, make determinations and grant approvals hereunder and under the other Bond Documents; (c) all rights of the Issuer set forth in the Bond Documents regarding the use of Bond proceeds and the 2003 Facility and any Additional Facilities; (d) any and all rights, remedies and limitations of liability of the Issuer set forth in the Bond Documents regarding (1) the negotiability, registration and transfer of the Bonds, (2) the loss or destruction of the Bonds, (3) the limited liability of the Issuer as provided in the Acts and in the Bond Documents, (4) the maintenance of insurance by the Borrower, (5) no liability of the Issuer to third parties, and (6) no warranties of suitability or merchantability by the Issuer; (e) all rights of the Issuer in connection with any amendment to or modification of the Bond Documents; and (f) all enforcement remedies (other than the declaration of a default under any of the Bond Documents) with respect to the foregoing.

     “Resolution” means the Resolution adopted by the Issuer on July 25, 2002, as amended on November 21, 2002 and extended by the Issuer’s Executive Director on March 7, 2003, pertaining to the Series 2003 Bonds.

     “Revenue Bond Act” means the Maryland Economic Development Revenue Bond Act, and all future acts supplemental thereto or amendatory thereof.

     “Revenues” means (a) all moneys paid or payable to the Trustee for the account of the Issuer pursuant to the Loan Agreement and all revenues of the Issuer attributable to the financing and refinancing of the 2003 Facility and any Additional Facilities with the proceeds of the Bonds, including (without limitation) any moneys realized from the liquidation and sale of any security for the Loans, (b) any moneys received under any of the Bond Documents, (c) all moneys drawn under the Credit Facility and deposited in the Bond Fund to pay principal of the Bonds (whether at maturity or upon acceleration of maturity or after notice of redemption or prepayment or otherwise), or to pay interest on, or the purchase price of, the Bonds when due, and (d) all other receipts of the Trustee credited under the provisions of this Indenture against such payments; provided that the term “Revenues” does not include Reserved Rights of the Issuer.

     “Security Agreement” means the Security Agreement dated as of April 1, 2003, by the Borrower in favor of the Bank, together with any and all Supplements thereto.

     “Series 2003 Bonds” means the Issuer’s $12,000,000 Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003.

     “Series 2003 Loan” means the loan in the amount of $12,000,000 made by the Issuer to the Borrower from the proceeds of the Series 2003 Bonds evidenced by and described in the Loan Agreement.

     “Sinking Fund Installment” means the principal amount of Bonds to be called for redemption on any Sinking Fund Installment Date as provided in Section 3.1(c) of this Indenture and in each Supplement to this Indenture authorizing any Series of Additional Bonds.

     “Sinking Fund Installment Date” means the date of any Sinking Fund Installment provided in Section 3.1(c) of this Indenture and in each Supplement to this Indenture authorizing any Series of Additional Bonds.

     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, its successors and assigns, and, if such entity shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Credit Facility Provider.

     “State” means the State of Maryland.

     “Stated Amount” has the meaning given to that term in the Credit Facility.

     “Substitute Credit Facility” means any letter of credit, bond insurance policy, bond purchase agreement, guaranty, line of credit, surety bond or similar credit or liquidity facility (provided that such credit or liquidity facility provider, insurer, surety or guarantor, as the case may be, has a credit rating issued by S&P or Moody’s which is not less than the then current credit or liquidity facility provider, insurer, surety or guarantor, as the case may be) meeting the requirements of, and delivered to the Trustee in accordance with, Section 3.6 of the Loan Agreement, together with any and all Supplements thereto, the administrative provisions of which are reasonably satisfactory to the Trustee.

     The requirements for the provision of a Substitute Credit Facility include the following items:

     (i) an opinion of Bond Counsel addressed to the Issuer and the Trustee stating that the delivery of the proposed Substitute Credit Facility to the Trustee is permitted under this Indenture and the Loan Agreement and comply with the terms of the Loan Agreement,

     (ii) an opinion of Independent Counsel addressed to the Issuer and the Trustee to the effect that the exemption of the Bonds from the registration requirements of the Securities Act of 1933, as amended, and the exemption of this Indenture from qualification under the Trust Indenture Act of 1939, as amended, will not be impaired as a result of the delivery of the proposed Substitute Credit Facility, and that the Substitute Credit Facility is exempt from the registration requirements of the Securities Act of 1933, as amended,

     (iii) an opinion of Independent Counsel addressed to the Issuer and the Trustee to the effect that the Substitute Credit Facility has been duly authorized, executed and delivered by the Credit Facility Provider issuing the Substitute Credit Facility and constitutes the valid and legally binding obligation of the Credit Facility Provider issuing the Substitute Credit Facility, and

     (iv) the written consent of the Remarketing Agent to the substitution of the proposed Substitute Credit Facility for the Credit Facility then in effect, which consent shall not be unreasonably withheld.

     “Supplement” or “Supplements” means any and all extensions, renewals, modifications, amendments, supplements and substitutions.

     “Taxes” means all taxes, assessments and governmental levies imposed or assessed upon the applicable person or on its income or its property, including without limitation, all Property Taxes.

     “Tender Date” means (a) an Optional Tender Date or (b) a Mandatory Tender Date.

     “Termination Date” means (a) the expiration date of the Credit Facility then in effect occurs, and (b) the effective date of any Substitute Credit Facility that replaces any Credit Facility then in effect.

     “Trust Estate” means and includes:

          (a) the Revenues;

          (b) all of the Issuer’s right, title and interest in and to and remedies under the Loan Agreement and all other Bond Documents, including (without limitation) any and all security for the Loans referred to therein;

          (c) all moneys which are at any time or from time to time on deposit in the Bond Fund, the Facility Fund and the Net Proceeds Escrow Fund; and

          (d) all right, title and interest in and to and all remedies with respect to any and all other property of every description and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof, provided, however, that the term “Trust Estate” does not include Reserved Rights of the Issuer.

     “Trustee” means Allfirst Trust Company National Association having its Principal Office in Baltimore, Maryland, and its successor or successors in the trust created by this Indenture.

     “Uniform Commercial Code” means the Uniform Commercial Code of Maryland and the Uniform Commercial Code of any other applicable jurisdiction.

     “Variable Rate” means the rate of interest borne by the Bonds, which rate shall be determined by the Remarketing Agent on each Adjustment Date as provided in Section 2.4 of this Indenture.

     “2003 Facility” means (a) the construction of tenant improvements to the Leased Premises, including (without limitation) structural modifications of the existing improvements for wet lab space and vivarium and office/administrative space, (b) the acquisition and installation of certain necessary or useful equipment and machinery, to be located in the Leased Premises, and (c) the acquisition of such other interests in land or improvements as may be necessary or suitable for the foregoing, including roads and rights of access, utilities and other necessary site preparation facilities, such facilities to be leased from the Landlord and (d) associated “soft costs” related to (a) through (c) above, including costs of issuance of the Bonds.

     “2003 Facility Costs” means those costs associated with the acquisition of the 2003 Facility which are approved by the Credit Facility Provider.

     “2003 Letter of Credit” means the Irrevocable Transferable Letter of Credit No. SB-904507-0101 issued by the Bank to secure the Series 2003 Bonds dated the Closing Date. Any extension, amendment or renewal of or substitution issued by the Bank for the 2003 Letter of Credit shall, without any action on the part of the Borrower, the Trustee or the Bank, be deemed part of the 2003 Letter of Credit.

     SECTION 1.2. Rules of Construction. The words “hereof,” “herein,” “hereunder,” “hereto,” and other words of similar import refer to this Indenture in its entirety.

     The terms “agree” and “agreements” contained herein are intended to include and mean “covenant” and “covenants.”

     References to Articles, Sections, and other subdivisions of this Indenture are to the designated Articles, Sections, and other subdivisions of this Indenture.

     The headings of this Indenture are for convenience only and shall not define or limit the provisions hereof.

     All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

     Any reference to particular sections or subsections of the Code and applicable United States Treasury Regulations shall include any successor provisions of law or regulations, to the extent the same shall apply to the Bonds.

ARTICLE II

CREATION OF THE SERIES 2003 BONDS; DETAILS OF THE BONDS

     SECTION 2.1. Restriction on Issuance of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Series 2003 Bonds that may be issued and Outstanding hereunder is expressly limited to $12,000,000.

     SECTION 2.2. Source of Payment of the Bonds. The Issuer shall be obligated to pay the principal of and interest on, and the purchase price of, the Bonds only out of the Revenues pledged for the payment thereof under this Indenture, and not otherwise. The Issuer may, at its option, pay the principal of and interest on, and the purchase price of, the Bonds out of any other moneys made available to the Issuer for the payment thereof. All the Bonds to be issued hereunder shall be equally and ratably secured, to the extent provided herein, by this Indenture.

     SECTION 2.3. Creation of the Series 2003 Bonds; Details of the Bonds. (a) There is hereby created for issuance under this Indenture a series of bonds limited in aggregate principal amount to $12,000,000, and designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003.” The Series 2003 Bonds shall be issuable only as fully registered bonds in Authorized Denominations, substantially in the form, appropriately completed, attached hereto as Exhibit A and made a part hereof. The Series 2003 Bonds shall be lettered “R”, and shall be numbered separately from “1” consecutively upward.

     (b) The Series 2003 Bonds shall (i) be dated, for purposes of reference, as of April 1, 2003, (ii) mature and all outstanding principal and accrued interest thereon shall be due and payable on the first Business Day of April, 2013, and (iii) be subject to redemption and purchase as provided in Article III and Article IV, respectively, hereof.

     Each Bond shall bear interest from the Interest Payment Date immediately preceding the date on which such Bond is authenticated; provided, however, (i) if any Bond is authenticated on an Interest Payment Date, such Bond shall bear interest from such Interest Payment Date, and (ii) if any Bond is authenticated prior to the first Interest Payment Date, such Bond shall bear interest from the Closing Date, and (iii) if at the time of authentication of any Bond, the Issuer is in default with respect to the payment of interest on such Bond, such Bond shall bear interest from the date to which interest shall have been paid. The certificate of authentication on each Bond shall be dated the date on which such Bond is authenticated by the Trustee.

     Principal of and interest on, and purchase price of, the Bonds shall be payable in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts, but only from the Revenues and from any other moneys made available to the Issuer for such purpose. Principal of the Bonds, and interest accrued thereon prior to an Interest Payment Date, shall be payable at the Principal Office of the Paying Agent upon presentation and surrender of the Bonds as the same become due. Interest on the Bonds payable on any applicable Interest Payment Date shall be paid to the Owners of the Bonds in whose names the Bonds are registered at the close of business on the Record Date by check mailed to such Owners at their addresses as they appear on the registration books kept by the Registrar or at such other address as is furnished to the Paying Agent in writing by any such Owner.

     At the option of any Owner of at least 25% in aggregate principal amount of the Outstanding Bonds of a Series, any payment due on such Bonds owned by such Owner may be transmitted by wire transfer to such Owner, at such Owner’s written request, to the bank account number on file with the Registrar on the fifth day before the Record Date or, if any such day is not a Business Day, the Business Day immediately preceding such day. Such instructions shall remain in effect until revoked in writing by such Owner. Furthermore, at the option of the Credit Facility Provider, the principal of and interest on all Pledged Bonds may be transmitted by wire transfer to the Credit Facility Provider at the Credit Facility Provider’s written request, to the bank account number on file with the Registrar on the fifth day before the Record Date or, if any such day is not a Business Day, the Business Day immediately preceding such day.

     The purchase price of Bonds Tendered or Deemed Tendered for Purchase as provided in Article IV of this Indenture shall be payable by check or wire transfer with immediately available funds, but only from the moneys available therefor as described in Article IV of this Indenture.

     If any payment of the principal of or interest on, or purchase price of, the Bonds is due on a Bond Payment Date that is not a Business Day, such payment will be made on the next succeeding Business Day, and no interest will accrue on the amount of such payment during the intervening period.

     SECTION 2.4. Interest Rate on the Bonds.

          (a) Variable Rate. The Bonds shall bear interest at the Variable Rate. From and including the date of initial authentication and delivery of the Series 2003 Bonds to and including April 11, 2003, the Series 2003 Bonds shall bear interest at the rate of _____% per annum. Thereafter, the Variable Rate shall be determined as provided in subsection (b) below.

Interest on the Bonds shall be computed on the basis of a year of 365 days (366 days in leap years) for the actual number of days elapsed and shall be payable on each Interest Payment Date.

          (b) Determination of the Variable Rate. The Variable Rate shall be determined by the Remarketing Agent on each Adjustment Date in accordance with the terms and conditions of the Placement and Remarketing Agreement. The Variable Rate determined by the Remarketing Agent on each Adjustment Date shall be and remain in effect from and including such Adjustment Date to, but excluding, the earlier of (i) the immediately succeeding Adjustment Date and (ii) the immediately succeeding Mandatory Tender Date.

          (c) Notice of Interest Rates. The Remarketing Agent shall, on each Adjustment Date, give the Trustee, the Borrower, the Credit Facility Provider, the Issuer (if it so requests), the Bond Registrar and the Paying Agent notice by telecopy of the Variable Rate determined on such Adjustment Date.

          (d) Maximum Rate. Notwithstanding the foregoing provisions of this Section, so long as a Credit Facility is in effect with respect to a Series of Bonds, the interest rate payable on such Bonds may not exceed the Maximum Rate. The Issuer may from time to time, upon the written request of the Borrower, change the Maximum Rate to increase or decrease the same by delivering to the Trustee (i) the approval of the Issuer authorizing such change in the Maximum Rate evidenced by the signature of the Authorized Issuer Representative, (ii) an opinion of Bond Counsel to the effect that such change in the Maximum Rate has been duly and properly approved by the Issuer and that the approval of the Issuer is valid and binding, (iii) an amendment to such Credit Facility providing that, or other evidence satisfactory to the Trustee that, the amount that can be realized under such Credit Facility for the payment of interest on such Bonds is equal to 50 days’ interest on such Bonds, calculated at the Maximum Rate after giving effect to such change (provided, that if the Trustee shall agree or otherwise be satisfied with less than 50 days’ interest, the Trustee shall first obtain confirmation from Moody’s (if such Bonds are then rated by Moody’s) and S&P (if such Bonds are then rated by S&P) that such decrease in days’ interest will not adversely affect the rating of such Bonds), and (iv) if the Maximum Rate is being decreased, the Trustee shall obtain confirmation from Moody’s (if such Bonds are then rated by Moody’s) and S&P (if such Bonds are then rated by S&P) that the decrease in the Maximum Rate will not adversely affect the rating of such Bonds . The Trustee shall give written notice to the Bond Registrar, the Paying Agent and the Remarketing Agent of any change in the Maximum Rate promptly upon its receipt of the items referred to in this paragraph (d). The Trustee shall give Moody’s (if such Bonds are then rated by Moody’s) and S&P (if such Bonds are then rated by S&P) written notice of any such change in the Maximum Rate, subject to the provisions of Section 12.9 hereof.

          (e) Interest Rates Conclusive and Binding. The determination by the Remarketing Agent of the Variable Rate as provided in this Section shall be conclusive and binding upon the Issuer, the Trustee, the Borrower, the Paying Agent, the Registrar, the Remarketing Agent, the Credit Facility Provider, the Owners of the Bonds and all other Persons.

     SECTION 2.5. Execution of the Bonds. The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of the Chairman or the Vice Chairman of the Issuer,

and the seal of the Issuer or a facsimile thereof shall be impressed or otherwise reproduced thereon and attested by the manual or facsimile signature of the Executive Director of the Issuer. In case any officer of the Issuer whose signature or a facsimile of whose signature shall appear on any of the Bonds shall cease to be such officer before the authentication and delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until authentication and delivery. Furthermore, it shall not be necessary that the same officer sign all of the Bonds that may be issued hereunder at any one time or from time to time.

     SECTION 2.6. Form of the Bonds; Book-Entry. The definitive Bonds, which may be engraved, printed or typewritten, including the Trustee’s certificate of authentication to be endorsed thereon and the form of assignment, shall be substantially in the form attached hereto as Exhibit A and made a part hereof, with respect to the Series 2003 Bonds and in the form attached to any Supplement to this Indenture authorizing Additional Bonds, with, in the case of definitive Bonds, such appropriate variations, omissions and insertions as permitted or required by this Indenture.

     At the direction of the Remarketing Agent, a system for registration of the Bonds of a Series in Book-Entry Form with a Depository may be established, in which case the Issuer and the Trustee shall execute and deliver to the Depository any representation letters or other agreements as may be required by the Depository in order to qualify the Bonds for registration in Book-Entry Form (the “Letters of Representation”). All payments of principal of, interest on, and the purchase price of, the Bonds to be held in Book-Entry Form and all notices with respect thereto, including (without limitation) notices of redemption, shall be made and given at the times and in the manner set out in the Letters of Representation. The terms and provisions of the Letters of Representation shall govern in the event of any inconsistency between the provisions of this Indenture and the Letters of Representation. The Letters of Representation may be amended without the consent of the Owners of the Bonds.

     The Book-Entry System for the Bonds of a Series may be terminated, and certificates delivered to and registered in the name of the beneficial owners, under any of the following circumstances:

                    (a) The Depository notifies the Issuer or the Trustee that it is no longer willing or able to act as Depository for the Bonds and a successor Depository is not appointed by the Issuer at the direction of the Borrower prior to the effective date of such discontinuation; or

                    (b) The Issuer or the Remarketing Agent determines that continuation of the Book-Entry System is not in the best interest of the Owners of the Bonds; or

                    (c) The Trustee receives a written request from the beneficial owners of 100% of the Bonds of a Series maintained in Book-Entry Form to terminate the Book-Entry System with respect thereto and a successor Depository is not appointed by the Issuer at the direction of such beneficial owners prior to the effective date of such termination.

     In the event a successor Depository is appointed by the Issuer at the direction of the Borrower, the applicable Bonds will be registered in the name of such successor Depository or its nominee. In the event certificates are required to be issued to beneficial owners, the Trustee, the Borrower and the Issuer shall be fully protected in relying upon a certificate of the Depository or any participants in the Depository as to the identity of and the principal amount of Bonds held by such beneficial owners.

     The beneficial owners of Bonds maintained in Book-Entry Form will not receive physical delivery of certificates except as provided herein. For so long as there is a Depository for the Bonds of a Series, all of such Bonds shall be registered in the name of the nominee of the Depository, all transfers of beneficial ownership interests in such Bonds will be made by the nominee of the Depository, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of such Bonds is to receive, hold or deliver any certificate. The Issuer, the Trustee and the Borrower shall have no responsibility or liability for transfers of beneficial ownership interests in such Bonds.

     The Issuer, the Borrower and the Trustee will recognize the Depository or its nominee as the Bondholder for all purposes, including receipt of payments, notices and voting; provided the Trustee may recognize votes by or on behalf of Beneficial Owners as if such votes were made by Bondholders of a related portion of the Bonds when such votes are received in compliance with an omnibus proxy or other comparable evidence delivered to the Trustee by the Bondholders.

     With respect to any Bond held under a Book-Entry System, the Issuer, the Borrower and the Trustee shall be entitled to treat the person in whose name such Bond is registered as the absolute owner of such Bond for all purposes of this Indenture, and neither the Issuer nor the Borrower nor the Trustee shall have any responsibility or obligation to any beneficial owner of such Bond. Without limiting the immediately preceding sentence, neither the Issuer nor the Borrower nor the Trustee shall have any responsibility or obligation with respect to (a) the accuracy of the records of any Depository or any other person with respect to any ownership interest in Bonds held under a Book-Entry System, (b) the delivery to any person, other than an Owner, of any notice with respect to such Bonds, including any notice of redemption or refunding, (c) the selection of particular Bonds or portions thereof to be redeemed or refunded in the event of a partial redemption or refunding of part of such Bonds or (d) the payment to any person, other than an Owner, of any amount with respect to the principal of or interest on such Bonds.

     SECTION 2.7. Effect of Authentication. Only Bonds as shall have endorsed thereon a certificate of authentication substantially in the form set forth in the form of the Bonds attached hereto as Exhibit A and in any Supplement to this Indenture authorizing any Additional Bonds and duly executed by the Trustee, or by a duly authorized authenticating agent of the Trustee, shall be entitled to any right, benefit or security under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee’s certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by a duly authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Bonds issued hereunder.

     SECTION 2.8. Authentication and Delivery of the Series 2003 Bonds. The Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate the Series 2003 Bonds and deliver the same as directed by the Issuer as provided in this Section upon receipt of the following:

                    (a) A certified copy of the Resolution.

                    (b) An original, fully executed counterpart of each of the Bond Documents.

                    (c) The original, executed Letter of Credit.

                    (d) A request and authorization signed by the Authorized Issuer Representative to the Trustee to authenticate and deliver the Series 2003 Bonds to the initial purchaser(s) thereof upon payment to the Trustee for the account of the Issuer of the amount of the initial purchase price for the Series 2003 Bonds specified in such request and authorization.

                    (e) An opinion of Bond Counsel to the effect that the Series 2003 Bonds have been duly and validly authorized and issued by the Issuer. The opinion of Bond Counsel may be qualified as to such matters as are acceptable to the Placement Agent, the Remarketing Agent, the Credit Facility Provider, the Issuer and the Borrower.

                    (f) An opinion or opinions of Independent Counsel to the effect that the Series 2003 Bonds, the Letter of Credit, the Bond Documents and the Letter of Credit Documents have been duly executed and delivered by the parties thereto and constitute valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms (subject to customary exceptions as to bankruptcy, insolvency or other laws affecting creditors’ rights generally, and customary exceptions as to principles of equity).

                    (g) An original, fully executed counterpart of each of the other Letter of Credit Documents.

     The proceeds from the sale of the Series 2003 Bonds shall be paid over directly to the Trustee and deposited to the credit of the Facility Fund as provided under Article V hereof.

     SECTION 2.9. Temporary Bonds. Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the Issuer’s request in writing, the Trustee shall authenticate and deliver in lieu thereof, and subject to the same provisions, limitations and conditions, one or more printed, lithographed or typewritten Bonds in temporary form, substantially in the form of the Bonds attached hereto as Exhibit A with respect to the Series 2003 Bonds and otherwise in the form of Bonds set forth in any Supplement to this Indenture authorizing Additional Bonds, and with appropriate omissions, variations and insertions as permitted or required by this Indenture. Such Bond or Bonds in temporary form shall be delivered in Authorized Denominations, may be numbered using the prefix “T” before any number thereon as authorized by this Indenture, and may bear a legend thereon setting forth the terms for the exchange thereof for Bonds in definitive form. Until temporary Bonds are exchanged for Bonds in definitive form, such Bonds in temporary form shall in all respects be entitled to the same benefits and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder. The Issuer shall, without unreasonable delay (unless the Owners of the Bonds issued in temporary form agree otherwise), prepare, execute and deliver to the Trustee definitive Bonds, and, upon the presentation and surrender of the Bond or Bonds in temporary form, the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in a definitive authorized form in Authorized Denominations, bearing the same interest rate or rates and for the same aggregate principal amount as the Bond or Bonds in temporary form surrendered. Such exchange shall be made by the Issuer at the Borrower’s expense and without making any charge to the Owners of the Bonds therefor.

     SECTION 2.10. Mutilated, Lost, Stolen or Destroyed Bonds; Bonds Not Delivered for Purchase. (a) In the event any Bond is mutilated, lost, stolen or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like principal amount and denomination as that of the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and, in the case of any lost, stolen or destroyed Bond there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to each of them. In the event any such Bond shall have matured, instead of issuing a substitute Bond the Trustee may pay the same without surrender thereof. The Issuer and the Trustee may charge the Owner of such Bond their expenses and reasonable fees, if any, in this connection. If, after the delivery of such substitute Bond, a bona fide purchaser of the original Bond (in lieu of which such substitute Bond was issued) presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such substitute Bond from the person to whom it was delivered or any other person who receives delivery thereof, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor or otherwise to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                    (b) In the event that any Bond to be purchased pursuant to Section 4.1 or Section 4.2 hereof is not tendered by the Owner thereof on the applicable Tender Date and sufficient moneys are available to the Trustee to pay the purchase price of such Bond on the applicable Tender Date, such Bond shall be deemed to have been tendered for purchase and to have been purchased. Thereafter, (i) such Bond deemed to have been tendered and purchased shall no longer be Outstanding under this Indenture; (ii) interest on such Bond deemed to have been tendered and purchased shall cease to accrue to the former Owner thereof as of the applicable Tender Date; (iii) the former Owner of such Bond shall cease to be entitled to the benefits and security of this Indenture as of the date on which such Bond is deemed to have been tendered and purchased, except to receive the moneys representing the purchase price of such Bond against delivery thereof at the Principal Office of the Trustee; and (iv) the Registrar will not register, and the Trustee will not recognize, any further transfers by the former Owner of such Bond deemed to have been tendered and purchased.

     The Issuer shall execute and the Trustee shall authenticate and deliver a new Bond or Bonds of like principal amount and denomination as any Bond Tendered or Deemed Tendered for Purchase. Any Bond or Bonds executed and authenticated in lieu of a Bond Tendered or Deemed Tendered for Purchase shall be delivered to the person to whom such Bond or Bonds would have been delivered as set forth in Section 4.5 hereof, and the Trustee shall register such Bond or Bonds as provided in Section 4.5 hereof.

                    (c) All substitute Bonds issued and authenticated pursuant to this Section 2.10 shall constitute original, contractual obligations of the Issuer (whether or not, in the case of paragraph (a), lost, stolen or destroyed Bonds be at any time found by anyone) and shall be entitled to equal and proportionate rights and benefits hereunder as all other Outstanding Bonds issued hereunder.

     SECTION 2.11. Negotiability, Registration, Transfer and Exchange of Bonds. All of the Bonds issued under this Indenture shall be negotiable, subject to the provisions for registration and transfer contained in this Indenture and in the Bonds. So long as any of the Bonds remain Outstanding, the Registrar shall keep and maintain books for the registration and transfer of Bonds; and, upon presentation thereof for such purpose at such office, the Registrar shall register or cause to be registered therein, and permit to be transferred thereon, under such reasonable regulations as the Issuer or the Registrar may prescribe, any Bond entitled to registration or transfer. At reasonable times and under reasonable regulations established by the Registrar, such books may be inspected and copied by the Issuer, the Borrower, the Remarketing Agent, the Credit Facility Provider or by Owners (or a designated representative thereof) of 15% or more in aggregate principal amount of Bonds of the applicable Series then Outstanding.

     Each Bond shall be transferable only upon the books of the Issuer maintained for such purpose by the Registrar, at the written request of the registered Owner thereof or the Owner’s attorney duly authorized in writing, upon presentation and surrender thereof, together with a written instrument of transfer substantially in the form set forth in the form of the Bonds attached hereto as Exhibit A with respect to the Series 2003 Bonds and otherwise in the form of Bonds attached to any Supplement to this Indenture authorizing any Additional Bonds, or as may otherwise be satisfactory to the Trustee, duly executed by the registered Owner or the Owner’s attorney duly authorized in writing. Upon the surrender for transfer of any Bond, the Issuer shall issue, and the Trustee shall authenticate, in the name of the transferee, in Authorized Denominations, a new Bond or Bonds of the same Series and of the same aggregate principal amount as the surrendered Bond.

     The Issuer, the Remarketing Agent, the Registrar, the Credit Facility Provider, the Borrower, the Trustee and the Paying Agent may deem and treat the person in whose name any Outstanding Bond is registered upon the books of the Issuer maintained by the Registrar as the absolute owner of such Bond, whether such Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal of and interest on, and purchase price of, such Bond and for all other purposes, and all such payments so made to any such registered Owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid, and neither the Issuer, the Remarketing

Agent, the Registrar, the Credit Facility Provider, the Borrower, the Trustee nor the Paying Agent shall be affected by any notice to the contrary.

     Upon payment of any required tax or other governmental charge, and subject to such payment, upon surrender at the Principal Office of the Registrar, Bonds in an aggregate principal amount equal to the Authorized Denomination may, at the option of the registered Owner thereof, be exchanged for an equal aggregate principal amount of Bonds of any other Authorized Denomination.

     For every exchange or transfer of Bonds, whether temporary or definitive, the Issuer or the Trustee may make a charge sufficient to reimburse themselves for any tax or other governmental charge required to be paid with respect to such exchange or transfer, which sum or sums shall be paid by the person requesting such exchange or transfer as a condition precedent to the exercise of the privilege of making such exchange or transfer. Notwithstanding any other provision of this Indenture to the contrary, the cost of preparing each new Bond upon each exchange or transfer and any other expenses of the Issuer or the Trustee incurred in connection therewith (except any applicable tax or other governmental charge) shall be paid by the Borrower as required by the Loan Agreement. If the Borrower does not make such payment, the Issuer or the Trustee shall be reimbursed with funds from the Bond Fund (excluding, however, the proceeds of any funds drawn under the Credit Facility).

     The Issuer and the Registrar shall not be required to issue, exchange or register the transfer of any Bond or any portion thereof (A) for a period of 15 days prior to the date on which Bonds are selected for redemption, or (B) after such Bond or portion thereof is called for redemption, unless the transferee of such Bond or portion thereof delivers to the Trustee and to the Registrar a written acknowledgement of such call for redemption and agrees in writing to be bound by such call for redemption. In addition, the Issuer and the Registrar shall not be required to issue, exchange or register the transfer of any Bond or any portion thereof:

                         (i) prior to the Optional Tender Date for any Bond or any portion thereof with respect to which an Optional Tender Notice has been received by the Trustee; or

                         (ii) prior to the Mandatory Tender Date after a Mandatory Tender Notice has been Mailed;

unless, in each such case, the transferee of such Bond or portion thereof delivers to the Trustee and to the Registrar a written acknowledgement of such Optional Tender Notice or Mandatory Tender Notice and agrees in writing to be bound by such Optional Tender Notice or Mandatory Tender Notice.

     The Registrar shall not register the transfer of any Pledged Bond unless the Registrar shall have received written notice from the Credit Facility Provider that the Principal Portion of the Credit Facility has been reinstated in the amount of the Bond Purchase Principal Drawing, the proceeds of which were used to purchase such Pledged Bond from the former Owner thereof.

     Bonds delivered upon any transfer as provided herein, or as provided in Section 2.10 hereof, shall be valid limited obligations of the Issuer, evidencing the same obligation as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

     SECTION 2.12. Obligations of Issuer Limited. The Bonds and interest thereon, and the purchase price thereof, do not constitute an indebtedness to which the faith and credit of the Issuer are pledged but are limited obligations of the Issuer payable from the Bond Fund, proceeds of the remarketing and sale of Bonds pursuant to Section 4.3 hereof, moneys received by the Trustee pursuant to a draw under the Credit Facility or any other moneys made available to the Issuer for such purpose, and shall be a valid claim of the respective Owners thereof only against the Revenues and other moneys pledged thereto and which constitute the Trust Estate, which are hereby assigned for the equal and ratable payment of the Bonds and the interest thereon and shall be used for no other purpose than to pay the principal of and interest on, and purchase price of, the Bonds, except as may be otherwise expressly authorized in this Indenture.

     THE BONDS AND THE PREMIUM (IF ANY) AND INTEREST THEREON, AND THE PURCHASE PRICE THEREOF, ARE LIMITED OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON, AND THE PURCHASE PRICE OF, WHICH ARE PAYABLE SOLELY FROM THE REVENUES TO BE RECEIVED IN CONNECTION WITH THE FINANCING AND REFINANCING OF THE 2003 FACILITY AND ANY ADDITIONAL FACILITIES AND FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE. NEITHER THE BONDS NOR ANY PREMIUM OR INTEREST THEREON, NOR THE PURCHASE PRICE THEREOF, SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER PROVISION OR STATUTORY LIMITATION AND NONE OF THE ABOVE SHALL EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY. THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY IS PLEDGED. THE ISSUER HAS NO TAXING POWER.

     Neither the members of the Issuer, nor the officials or officers of the Issuer, nor any person executing the Bonds or any agreement entered into by the Issuer under the Act, nor any employee of the Issuer, the Department or the State shall be liable personally on the Bonds or such agreement or be subject to any personal liability or accountability by reason of the issuance, execution or delivery thereof. Each Bond, on its face, shall plainly state that it has been issued under the provisions of the Acts and that it does not constitute an indebtedness to which the faith and credit of the State, any political subdivision thereof, the Department, the Issuer or any other public body of the State is pledged.

     It is recognized that, notwithstanding any other provision of this Indenture, no Owner shall look to the Issuer for damages suffered by such Owner as a result of the failure of the Issuer to perform any covenant, undertaking or obligation under any of the Bond Documents, or as a result of the incorrectness of any representation made by the Issuer in the Bond Documents. Although this Indenture recognizes that the Bond Documents shall not give rise to any pecuniary liability of the Issuer, nothing contained in this Indenture shall be construed to preclude in any way any action or proceeding (other than that element of any action or proceeding involving a claim for monetary damages against the Issuer) in any court or before any governmental body, agency or instrumentality or otherwise against the Issuer or any of its officers or employees (but only in their official capacities) to enforce the provisions of any of the Bond Documents.

     Although the Issuer may have the right to seek remedies in the event of a default by the Borrower, the Issuer, by this Indenture, assigns the rights to take action to the Trustee in order to implement the purposes and intent of the Acts, namely, to facilitate the financing and refinancing of the 2003 Facility and any Additional Facilities by the Borrower without incurring any pecuniary obligation or liability by the Issuer. In any cases where action by the Trustee requires simultaneous or subsequent action by the Issuer, the Issuer will cooperate with the Trustee and take any and all action reasonably necessary to effectuate the purposes and intent of this Indenture.

     SECTION 2.13. Cancellation and Disposition of Bonds. All Bonds which have been surrendered due to mutilation or for payment or purchase or redemption or for registration of transfer or exchange pursuant to this Article II shall be canceled and disposed of by the Paying Agent, and a counterpart of the certificate of disposition evidencing such disposition shall be furnished by the Paying Agent, upon request, to the Issuer, the Trustee and the Borrower. Any mutilated Bond surrendered to the Trustee in exchange for a new Bond pursuant to Section 2.10 or any Bond surrendered to the Trustee for transfer to a new Owner or for exchange shall be canceled by the Trustee and shall not be reissued and, upon the disposition thereof, a counterpart of the certificate of disposition evidencing such destruction shall be furnished by the Trustee, upon request, to the Issuer, the Paying Agent and the Borrower. Any Bonds so canceled may be retained by the Trustee for such period of time as the Trustee may determine and shall be disposed of by the Trustee at the end of such period. Any Bond so canceled shall thereafter no longer be considered Outstanding for any purpose of this Indenture or the Loan Agreement. Bonds issued in exchange for, or on registration of transfer of, Bonds deemed to have been purchased pursuant to Section 4.1 and Section 4.2 hereof shall remain Outstanding and shall be delivered as set forth in Section 4.5 hereof, provided that Bonds purchased in the amount of moneys on deposit in the Purchase Account shall be canceled by the Trustee.

     SECTION 2.14. Other Obligations. The Issuer expressly reserves the right (but shall be under no obligation) to issue, to the extent permissible under applicable law, obligations pursuant to this Indenture or to another indenture or other indentures to provide additional funds to complete the acquisition of the 2003 Facility, to provide funds to finance or refinance Additional Facilities, or to redeem all or any principal amount of the Bonds, or any combination of the foregoing; provided, however, that the proceeds of any such refunding obligations shall be paid directly to the Trustee or any trustee appointed pursuant to such other indenture(s) and shall not come into the possession or control of the Borrower.

     SECTION 2.15. Authorization of Additional Bonds: Conditions Precedent to Delivery of Additional Bonds. In addition to the Series 2003 Bonds, the Issuer may, with the agreement of the Borrower, issue from time to time Additional Bonds under and secured by this Indenture, subject to the conditions hereinafter provided in this Section, for any purpose for which obligations of the Issuer may be issued under the Acts, including (without limitation) (i) refunding or advance refunding any Outstanding Bonds; (ii) obtaining funds necessary to complete the acquisition of the 2003 Facility and any Additional Facilities; and (iii) obtaining funds to finance or refinance the costs of the acquisition of any Additional Facilities. The costs to be incurred by the Borrower in connection with the issuance and sale of any such Additional Bonds, the establishment of necessary reserves and the payment of interest prior to and during construction and for a limited period after the completion of any such Additional Facilities shall be included within each of the foregoing authorized purposes. The issuance of any Series of Additional Bonds shall be authorized by a Supplement to this Indenture, which shall specify all matters required to be provided by this Section.

     Each Series of Additional Bonds shall be on a parity with, and shall be entitled to the same benefit and security of this Indenture, including (without limitation) the pledge of the Trust Estate made hereby, as the Series 2003 Bonds and any other Series of Additional Bonds that may be issued from time to time as provided in this Section.

     Any Supplement to this Indenture authorizing the issuance of any Series of Additional Bonds shall specify the maturity, Sinking Fund Installments, if any, the form and other details of such Additional Bonds. Any Supplement to this Indenture authorizing the issuance of Additional Bonds may provide for the creation of a separate Bond Fund, Facility Fund and Net Proceeds Escrow Fund for each Series of Bonds.

     If any Supplement to this Indenture authorizing the issuance of Additional Bonds provides for the establishment of separate funds and accounts for each Series of Bonds, then such Supplement to this Indenture shall require that amounts on deposit in the Bond Fund, Facility Fund and Net Proceeds Escrow Fund created for each Series of Bonds shall be applied solely to the payment of the principal of and interest on, and the purchase price of, the Bonds of such Series or to the reimbursement of the issuer of any Credit Facility securing such Bonds and shall not be available to satisfy the claims of Owners of Bonds of any other Series or of the Credit Facility Provider of any Credit Facility securing any other Series of Bonds.

     The Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Bonds of each Series of Additional Bonds and deliver the same as directed by the Issuer as provided in this Section upon receipt of the following:

                    (a) A certified copy of the resolution of the Issuer authorizing such Bonds;

                    (b) An executed counterpart of the Supplement to this Indenture authorizing such Bonds;

                    (c) The original, executed Initial Credit Facility;

                    (d) A request and authorization signed by the Authorized Issuer Representative to the Trustee to authenticate and deliver such Bonds to the initial purchaser(s) thereof upon payment to the Trustee for the account of the Issuer of the amount of the initial purchase price for such Bonds specified in such request and authorization;

                    (e) An opinion of Bond Counsel to the effect that such Bonds have been duly and validly authorized and issued by the Issuer. The opinion of Bond Counsel may be qualified as to such matters as are acceptable to the Placement Agent, the Remarketing Agent, the Credit Facility Provider and the Issuer;

                    (f) An opinion or opinions of Independent Counsel to the effect that such Bonds, the Initial Credit Facility, the Supplement to this Indenture and the Supplement to the Loan Agreement referred to in (g) below have been duly executed and delivered by the parties thereto and constitute valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms (subject to customary exceptions as to bankruptcy, insolvency or other laws affecting creditors’ rights generally, and customary exceptions as to principles of equity);

                    (g) An executed counterpart of a Supplement to the Loan Agreement, which shall require the Borrower to make payments in such amounts as shall be sufficient to provide for the timely payment of the principal of and interest on such Additional Bonds and otherwise provide for the security of such Additional Bonds on a parity with the Series 2003 Bonds and any other Outstanding Additional Bonds to the extent provided in this Indenture;

                    (h) An Opinion of Bond Counsel to the effect that the Issuer is duly authorized and entitled to issue such Additional Bonds and Additional Bonds executed, authenticated and delivered as provided in this Indenture have been duly and validly issued and constitute valid and binding limited obligations of the Issuer; and

                    (i) A certificate of the Authorized Borrower Representative to the effect that, as of the date of the issuance of such Additional Bonds and after giving effect to the issuance of such Additional Bonds, no event that upon the giving of notice or the passage of time or both would constitute an Event of Default, and no Event of Default, shall have occurred and be continuing under the Bond Documents or the Credit Facility Documents.

ARTICLE III

REDEMPTION

     SECTION 3.1. Redemption of Bonds Prior to Maturity. In the manner and with the effect provided in this Indenture, the Bonds shall be subject to redemption prior to maturity as follows:

                    (a) Mandatory Redemption of Bonds in the Amount of Excess Bond Proceeds. Each Series of Bonds shall be redeemed by the Issuer (solely from the Trust Estate)

(which moneys shall be Available Moneys so long as the Credit Facility is in effect), in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof, in the amount of Excess Bond Proceeds derived from such Series transferred to the Principal Account from the Facility Fund pursuant to Section 5.5 hereof, such redemption to be made on the first Interest Payment Date that is at least 45 days following receipt by the Trustee of the Completion Certificate.

                    (b) Mandatory Redemption in the Amount of Net Proceeds and Proceeds from the Disposition of Certain Equipment. The Bonds shall be redeemed by the Issuer (solely from the Trust Estate), in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof, in the amount of moneys in the Principal Account furnished by the Borrower (which moneys shall be Available Moneys so long as the Credit Facility is in effect), or by the Credit Facility Provider on behalf of the Borrower, representing Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement to be applied to redeem the Bonds, such redemption to be made on the next Interest Payment Date that is at least 45 days after receipt of such Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement.

                    (c) Mandatory Redemption in Amount of Annual Reduction of Principal Portion of Stated Amount of the Letter of Credit. The Series 2003 Bonds shall be redeemed by the Issuer, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount of the Bonds being redeemed, in an amount equal to any annual reduction of the Principal Portion of the Stated Amount of the Letter of Credit made in accordance with the provisions of Section 4.9 and Schedule A of the Letter of Credit Agreement, as the same may be amended from time to time (plus accrued interest through the date of redemption). Such redemption shall be made at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least 45 days prior to the date fixed for redemption in the Letter of Credit Agreement), and upon notice by the Trustee, in the name of the Issuer, to the Owners as set forth in Section 3.3 hereof.

                    (d) Optional Redemption. The Bonds of a Series shall be subject to optional redemption by the Issuer (solely from the Trust Estate) (which moneys shall be Available Moneys so long as the Credit Facility is in effect), at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least 45 days prior to the date fixed for redemption), upon notice to the Owners as set forth in Section 3.3 hereof, in whole or in part (but in part only if the aggregate principal amount of Outstanding Bonds of the Series to be redeemed immediately following such redemption will be at least $500,000), on any Interest Payment Date, at a redemption price equal to the principal amount of the Bonds to be redeemed.

                    (e) Redemption on Mandatory Tender Dates. The Bonds of a Series shall be subject to redemption by the Issuer (solely from the Trust Estate) (which moneys shall be Available Moneys so long as the Credit Facility is in effect), at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least 45 days prior to the date fixed for redemption), upon notice to the Owners of such Bonds as set forth in Section 3.3 hereof, in whole or in part, on any Mandatory Tender Date applicable to such Bonds, at a redemption price equal to the principal amount of the Bonds to be redeemed.

                    (f) Denominations in Redemptions. Bonds, or portions of Bonds, redeemed pursuant to this Section 3.1 shall be redeemed in Authorized Denominations, provided, however, no redemption shall be permitted if such redemption would result in a Bond in a denomination of less than $100,000.

     SECTION 3.2. Selection of Bonds To Be Redeemed. A redemption of a series of Bonds shall be a redemption of the whole or of any part of such series of Bonds, but solely from funds available for that purpose in accordance with the provisions of this Indenture. If fewer than all the Bonds of a series are called for redemption under any provision of this Indenture permitting such partial redemption, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee, in such manner as the Trustee, in its discretion, may deem appropriate and fair, in the principal amounts designated to the Trustee by the Borrower or otherwise as required by this Indenture; provided, that Pledged Bonds shall be selected for redemption prior to other Bonds of the same series. Notwithstanding the provisions of the foregoing sentence, no Pledged Bonds shall be selected for redemption from amounts realized under the Credit Facility (other than Bonds deemed to have been redeemed upon the purchase thereof in accordance with the provisions of this Indenture) unless the amount that may be realized under the Principal Portion of the Credit Facility after such redemption shall be not less than the aggregate principal amount of the Bonds which remain Outstanding following such redemption. If a portion of any Bond is to be called for redemption, then, upon notice of intention to redeem such portion of such Bond, the Owner of such Bond shall forthwith surrender such Bond to the Paying Agent for (a) payment to such Owner of the redemption price of such portion of such Bond and (b) delivery to such Owner of a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of a Bond shall be issued to the Owner thereof, without charge therefor. If the Owner of any Bond or portion thereof selected for redemption fails to present such Bond to the Paying Agent for payment and exchange as aforesaid, such Bond or portion thereof shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the principal amount called for redemption (and to that extent only), and interest on such Bond or such portion thereof shall cease to accrue on the date fixed for redemption.

     The Trustee shall advise the Registrar of the identity of Bonds which have been selected for redemption and the Registrar shall inscribe a notation of the selection of any Bond for redemption on the earliest date after such selection on which such Bonds are presented to the Registrar for purchase, endorsement, exchange or transfer.

     SECTION 3.3. Notice of Redemption. In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (i) specify the Bonds to be redeemed by CUSIP number, the redemption date, the redemption price and the place or places where amounts due upon such redemption will be payable (which shall be the Principal Office of the Paying Agent) and, if fewer than all of the Bonds are to be redeemed, the numbers of such Bonds to be redeemed and the portions of Bonds that are to be redeemed in part, and (ii) state that on the redemption date the Bonds or portions thereof to be redeemed shall cease to bear interest. Such notice may set forth any additional information relating to such redemption. Such notice shall be given by Mail, not more than 45 days and not less than 30 days prior to the date fixed for redemption, to the Owners of Bonds or portions of Bonds to be redeemed, at the addresses shown on the registration books of the Registrar as of the third day immediately preceding the date on which notice by Mail is given, or, if any such day is not a Business Day, the Business Day immediately preceding such day. The failure to give notice by Mail to any Owner of any Bonds to be redeemed, or any defect therein, shall not affect the validity of the proceedings for redemption of any other Bonds. Upon presentation and surrender of Bonds so called for redemption at the place or places of payment, such Bonds or such portions thereof shall be redeemed. The Trustee will use its best efforts to Mail a second notice of redemption to Owners of Bonds who have not presented their Bonds for redemption 60 days after the date fixed for redemption.

     SECTION 3.4. Effect of Notice of Redemption. Bonds or portions thereof called for redemption shall become due and payable on the date fixed for redemption at the redemption price provided for herein. Any Bond or portion thereof called for redemption which is not delivered to the Trustee on the date fixed for redemption shall nonetheless be deemed to have been redeemed and paid if moneys for its redemption have been deposited with the Trustee on or before such date fixed for redemption in accordance with this Indenture; and (a) interest on such Bond or such portion thereof shall cease to accrue to the Owner thereof as of such date fixed for redemption, and (b) the Owner of such Bond or such portion thereof shall cease to be entitled to the benefits and security of this Indenture as of such date fixed for redemption except to receive the moneys representing the redemption price of such Bond against delivery thereof at the Principal Office of the Trustee.

     SECTION 3.5. No Partial Redemption After Default. Anything in this Indenture to the contrary notwithstanding, if there shall have occurred and be continuing an Event of Default, there shall be no redemption of fewer than all of the Bonds at the time Outstanding.

     SECTION 3.6. Payment of Redemption Price.

                    (a) The redemption price to be paid for Bonds redeemed pursuant to Section 3.1 hereof shall be accompanied by all interest accrued on the Bonds to be redeemed to the date fixed for redemption.

                    (b) In no event shall the Trustee give notice of any redemption of Bonds under Sections 3.1 (a), 3.1(b), 3.1(d) or 3.1(e) until an amount of moneys sufficient to pay the redemption price of all Bonds to be redeemed is on deposit in the Bond Fund, unless, if a Credit Facility is then in effect, the Credit Facility Provider consents in writing to such redemption. With respect to any redemption of Bonds under Section 3.1(c), the Trustee shall draw on the Letter of Credit, in an amount sufficient to pay the redemption price of all Bonds to be redeemed, one Business Day prior to delivering notice to the Bondholders of such redemption.

                    (c) For the redemption of any of the Bonds, the Issuer shall cause to be deposited in the Bond Fund, solely out of the Revenues and any other moneys constituting the Trust Estate, an amount sufficient to pay the principal and interest to become due on the date fixed for such redemption. The obligation of the Issuer to cause any such deposit to be made hereunder shall be reduced by the amount of moneys in the Bond Fund available for and used on such redemption date for payment of the principal of and accrued interest on the Bonds to be redeemed within the meaning of Article VIII hereof. All action required by this Article for a particular redemption shall be taken by the Trustee, and the Issuer shall have no obligations under this Article or otherwise to take any such action, provided, however, that the Trustee shall not be responsible for the failure of the Issuer to cause deposits to be made into the Bond Fund hereunder.

     SECTION 3.7. Redemption in Accordance with Procedures of Depository. Notwithstanding any provisions contained herein, during any period in which Bonds of a Series are maintained pursuant to a Book-Entry System, redemption of such Bonds shall occur in accordance with the Depository’s standard procedures for redemption of obligations such as the Bonds.

ARTICLE IV

PURCHASE OF BONDS ON TENDER DATES

     SECTION 4.1. Purchase of Bonds on Optional Tender Dates.

     (a) The Issuer will purchase or cause to be purchased (but solely from the Revenues and proceeds of the remarketing of such Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility) pursuant to Section 4.4 hereof in the order prescribed therein, any Bond (or portion thereof in an Authorized Denomination provided such tender does not result in a Bond in a denomination of less than $100,000), other than a Pledged Bond, at a price equal to the principal amount thereof plus accrued interest (if any) thereon to the date of purchase, payable by check or wire transfer in immediately available funds, upon:

               (i) delivery to the Trustee at its Principal Office of an Optional Tender Notice, which Optional Tender Notice shall state (A) the principal amount of such Bond or such portion thereof to be purchased, (B) the number of each Bond of which all or a portion is to be purchased, and (C) the Optional Tender Date on which such Bond or such portion thereof is to be purchased, which Optional Tender Date shall be a Business Day not fewer than 7 calendar days after the date of receipt of such Optional Tender Notice by the Trustee; and

               (ii) delivery of such Bond (with an appropriate instrument of transfer satisfactory to the Trustee executed in blank by the owner with the signature guaranteed by a bank, trust company or member firm of the New York Stock Exchange) to the Trustee, not later than 10:00 a.m., prevailing Baltimore, Maryland time, on the Optional Tender Date.

                    (b) Notwithstanding anything to the contrary herein contained, no optional tender of Bonds shall be permitted pursuant to this Section 4.1 if such tender would result in a Bond in a denomination of less than $100,000.

                    (c) Accrued interest payable on any Bond Tendered or Deemed Tendered for Purchase on any Interest Payment Date as provided in subsection (a) of this Section shall be paid to the Owner as of the Record Date immediately preceding such Interest Payment Date in the same manner as if such Bond had not been purchased or deemed to have been purchased pursuant to subsection (a) of this Section.

     SECTION 4.2. Purchase of Bonds on Mandatory Tender Dates. The Bonds of a Series (other than any Pledged Bonds) are subject to mandatory tender and purchase, and the Issuer will purchase or cause to be purchased (but solely from the Revenues and proceeds of the remarketing of the Bonds by the Remarketing Agent and amounts realized from a drawing under the Credit Facility) the Bonds (other than any Pledged Bonds), on each Mandatory Tender Date at a price equal to the principal amount thereof plus accrued interest (if any) thereon to the date of purchase, payable by check or wire transfer in immediately available funds.

     At least 35 days prior to each Mandatory Tender Date, the Trustee shall mail a Mandatory Tender Notice to the Owners of the Bonds of the Series subject to mandatory tender and purchase.

     SECTION 4.3. Remarketing of Bonds by Remarketing Agent; Certain Notices.

                    (a) The Trustee shall promptly notify by telephone (promptly confirmed in writing) the Remarketing Agent, the Borrower and the Credit Facility Provider of any Optional Tender Notice given by an Owner to the Trustee pursuant to Section 4.1 hereof, which notice shall specify the principal amount of the Bonds to be purchased and the Optional Tender Date.

                    (b) Upon receipt of notice from the Trustee of the receipt by the Trustee of any Optional Tender Notice meeting the requirements of this Indenture, the Remarketing Agent, pursuant to and subject to the terms of the Placement and Remarketing Agreement, shall use its best efforts to solicit purchasers for and sell the principal amount of Bonds specified in such Optional Tender Notice, any such sale to be made on the Optional Tender Date on which such Bonds are to be purchased, at a price equal to 100% of the principal amount thereof, plus accrued interest (if any) thereon to the Optional Tender Date.

                    (c) At least 40 days before each Mandatory Tender Date, the Trustee shall give written notice to the Issuer, the Credit Facility Provider, the Borrower, the Bond Registrar, the Paying Agent and the Remarketing Agent of such Mandatory Tender Date and the aggregate principal amount of Bonds to be remarketed on such Mandatory Tender Date, which amount shall be equal to the aggregate principal amount of Bonds Outstanding on such Mandatory Tender Date less the aggregate principal amount of Bonds to be redeemed in accordance with Section 3.1(e) hereof. The Trustee shall give such notice to Moody’s (if the Bonds are then rated by Moody’s) and S&P (if the Bonds are then rated by S&P), subject to the provisions of Section 12.9 hereof.

                    (d) Upon receipt of the notice referred to in (c) above, the Remarketing Agent, pursuant to and subject to the terms of the Placement and Remarketing Agreement, shall use its best efforts to solicit purchasers for and sell the principal amount of Bonds specified in such notice, any such sale to be made on the Mandatory Tender Date on which such Bonds are to be purchased at a price equal to 100% of the principal amount thereof, plus accrued interest (if any) thereon to the Mandatory Tender Date.

                    (e) In no event will the Remarketing Agent remarket any Bonds Tendered or Deemed Tendered for Purchase on any Tender Date at a price less than 100% of the principal amount thereof, plus accrued interest (if any) thereon to the applicable Tender Date.

                    (f) Not later than 2:00 p.m. prevailing Baltimore, Maryland time on the second Business Day prior to each Tender Date on which Bonds are to be purchased pursuant to Section 4.1 or Section 4.2 hereof, the Remarketing Agent (1) shall give telephonic notice (promptly confirmed in writing) to the Trustee, the Borrower, the Paying Agent and the Credit Facility Provider of the principal amount of Bonds that it has been unable to remarket and (2) shall deliver to the Trustee the name, address and tax identification number of each prospective purchaser to whom the Remarketing Agent has remarketed and sold Bonds.

                    (g) The Remarketing Agent, pursuant to and subject to the terms of the Placement and Remarketing Agreement, shall use its best efforts to solicit purchasers for and sell any Pledged Bonds held by the Pledged Bonds Custodian pursuant to the Pledged Bonds Custody Agreement.

                    (h) There shall be no remarketing of Bonds pursuant to this Section if there shall have occurred and be continuing an Event of Default hereunder.

                    In addition, anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Pledged Bonds pursuant to this Section unless and until an amount equal to the amount of the Bond Purchase Principal Drawing the proceeds of which were used to purchase such Pledged Bonds has been restored to the Credit Facility and the Credit Facility Provider has confirmed in writing to the Trustee that the Credit Facility has not expired in accordance with its terms.

                    (i) The Remarketing Agent shall hold the proceeds of any sale of Bonds that have been remarketed by the Remarketing Agent pursuant to this Section in trust for the person who tendered, or is deemed to have tendered, such Bond for purchase and shall deliver the proceeds of such sale to the Trustee, and the Trustee shall deposit such proceeds in the Purchase Account of the Bond Fund. The proceeds of any sale of Pledged Bonds by the Remarketing Agent shall be paid by the Remarketing Agent directly to the Credit Facility Provider for the account of the Borrower.

                    (j) Notwithstanding anything herein to the contrary, the Remarketing Agent shall not solicit the Issuer, the Borrower, or any of their respective affiliates, as potential purchasers of the Bonds Tendered or Deemed Tendered for Purchase on any Optional Tender Date or Mandatory Tender Date or sell such Bonds to the Issuer, the Borrower, or any of their respective affiliates, except that the Remarketing Agent may solicit the Issuer, the Borrower and any of their respective affiliates as potential purchasers of any Pledged Bonds.

     SECTION 4.4. Sources of Moneys for Purchase of Bonds on Tender Dates.

                    (a) On each Tender Date on which Bonds are to be purchased pursuant to Section 4.1 or Section 4.2 hereof, such Bonds shall be purchased with immediately available funds from the Owners thereof at a purchase price equal to 100% of the principal amount thereof, plus accrued interest (if any) thereon to the Tender Date. Moneys for the payment of such purchase price shall be derived solely from the following sources in the order of priority indicated, neither the Issuer nor the Trustee nor the Paying Agent nor the Remarketing Agent having an obligation to use moneys from any other source:

                         (i) proceeds of the remarketing and sale of such Bonds pursuant to Section 4.3 hereof, which are on deposit in the Purchase Account;

                         (ii) Excess Bond Proceeds derived from such Bonds;

                         (iii) moneys received from a Bond Purchase Drawing under the Credit Facility securing such Bonds;

                         (iv) moneys in the Purchase Account which constitute Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, whether provided by the Borrower or the Credit Facility Provider on behalf of the Borrower; and

                         (v) any moneys paid by the Borrower for purchase of the Bonds pursuant to the Loan Agreement.

                    (b) The Trustee shall purchase Bonds pursuant to Section 4.1 and Section 4.2 hereof solely from the sources described in this Section and neither the Trustee nor the Remarketing Agent shall be responsible for the failure of any other person to furnish moneys for the purchase price of such Bonds. In purchasing Bonds hereunder, the Trustee shall be acting as a conduit and shall not be deemed to be purchasing Bonds for its own account.

                    (c) If, on any Tender Date, the Trustee, pursuant to a Bond Purchase Drawing, draws on the Credit Facility for the purpose of paying the purchase price of Bonds on such Tender Date, and, either (i) subsequent to the Bond Purchase Drawing, the Trustee receives from the Remarketing Agent proceeds of the remarketing and sale of such Bonds purchased from the proceeds of such Bond Purchase Drawing, or (ii) there are moneys furnished by the Borrower, Excess Bond Proceeds or Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement on deposit in the Purchase Account of the Bond Fund, the Trustee, on such Tender Date, shall transfer to the Credit Facility Provider (in immediately available funds by wire transfer or, upon direction by the Credit Facility Provider, by deposit into the Credit Facility Provider’s correspondent account with the Trustee; provided, however, that the Trustee shall not be required to transfer such moneys in immediately available funds to the extent that the moneys on deposit in the Purchase Account are not immediately available) such moneys as described in clauses (i) and (ii) of this subsection (c) in an amount not exceeding an amount equal to such Bond Purchase Drawing and such amount shall be credited against the Borrower’s reimbursement obligation to the Credit Facility Provider under the Credit Facility Agreement.

     SECTION 4.5. Delivery of Bonds Purchased on Tender Dates. All Bonds tendered for purchase on a Tender Date, and any new Bonds executed and authenticated in lieu of any Bonds deemed to have been tendered for purchase, shall be delivered as follows:

                    (a) Bonds remarketed and sold by the Remarketing Agent shall be exchanged for other Bonds, as necessary to correspond to the denominations in which such Bonds have been sold by the Remarketing Agent, and such Bonds (or new Bonds executed and authenticated in lieu thereof) shall be re-registered and delivered in accordance with the directions of the purchasers thereof.

                    (b) Bonds, the purchase price of which shall have been paid by the Trustee from amounts realized from a Bond Purchase Drawing under the Credit Facility (or new Bonds executed and authenticated in lieu thereof), shall be registered in the name of the Credit Facility Provider, as pledgee, or otherwise upon the Credit Facility Provider’s written direction, and delivered to the Pledged Bond Custodian.

                    (c) Bonds which are either (i) purchased with the proceeds of a Bond Purchase Drawing under the Credit Facility, for which drawing the Credit Facility Provider is immediately reimbursed with Available Moneys furnished by the Borrower in accordance with Section 4.4(c) hereof, or (ii) purchased with Available Moneys furnished by the Borrower, shall be deemed to have been redeemed and delivered to the Trustee for cancellation.

     SECTION 4.6. Bonds Deemed Tendered and Purchased on Tender Dates.

                    (a) Any Optional Tender Notice given by an Owner shall be irrevocable. Any Bond described in an Optional Tender Notice as a Bond to be purchased on an Optional Tender Date which is not tendered by the Owner thereof to the Trustee on such Optional Tender Date, and any Bond to be purchased on a Mandatory Tender Date which is not delivered by the Owner thereof to the Trustee on such Mandatory Tender Date, shall nonetheless be deemed to have been tendered by the Owner thereof for purchase and to have been purchased from moneys described in Section 4.4 hereof, if moneys for such purchase have been deposited with the Trustee on or before any such Tender Date in accordance with this Indenture. Thereafter (i) the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond or Bonds in the same aggregate principal denomination as the Bond deemed to have been tendered and purchased to the person to whom the Bond deemed to have been tendered and purchased would have been delivered as set forth in Section 4.5 hereof, and the Trustee shall register such new Bond in the manner provided in Section 4.5 hereof; (ii) such Bond deemed to have been tendered and purchased shall no longer be Outstanding under this Indenture; (iii) interest on such Bond deemed to have been tendered and purchased shall cease to accrue to the former Owner thereof as of the Tender Date on which such Bond is deemed to have been tendered and purchased; (iv) the former Owner of such Bond shall cease to be entitled to the benefits and security of this Indenture as of the date on which such Bond is deemed to have been tendered and purchased, except to receive the moneys representing the purchase price of such Bond against delivery thereof at the Principal Office of the Trustee; and (v) the Registrar will not register, and the Trustee will not recognize, any further transfers of such Bond by the former Owner thereof. Any Bond executed and authenticated in lieu of a Bond deemed to have been tendered and purchased shall be delivered as provided in Section 4.5 hereof.

                    (b) The Trustee shall promptly give notice by Mail to the Owner of any Bond which is deemed to have been purchased pursuant to this Section, which notice shall state that interest on such Bond ceased to accrue to the former Owner thereof as of the Tender Date on which such Bond is deemed to have been tendered and purchased, that the Registrar will not register, and the Trustee will not recognize, any further transfer of such Bond by the former Owner thereof, and that the former Owner of such Bond ceased to be entitled to the benefits and security of this Indenture as of the Tender Date on which such Bond is deemed to have been tendered and purchased, except to receive the moneys representing the purchase price of such Bond against delivery thereof at the Principal Office of the Trustee. Moneys to be used for the purchase of any Bond deemed to have been tendered and purchased pursuant to this Section shall be deposited with the Trustee and held in trust by the Trustee in a separate escrow account, without liability for interest thereon, and shall be paid to the former Owner of such Bond upon presentation thereof. Except as provided in the following paragraph, the former Owner of such Bond shall thereafter be restricted exclusively to such moneys for the satisfaction of any claim of whatever nature on its part under this Indenture or on, or with respect to, such Bond.

     Any moneys which the Trustee holds in trust for the payment of the principal amount of any Bond deemed to have been tendered and purchased pursuant to this Section and which remain unclaimed for a period of one year after the Tender Date on which such Bond is deemed to have been tendered and purchased, upon the Borrower’s written request to the Trustee, but only to the extent permitted by the unclaimed property laws of the State, shall be paid to the Borrower, with notice to the Credit Facility Provider of such payment; provided, however, that:

          (i) before the Trustee makes any such payment to the Borrower, the Trustee, at the Borrower’s expense, shall cause notice to be given once by Mail to the former Owner of such Bond at the last address for such Owner reflected on the registration books of the Registrar, to the effect that such moneys remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notice by Mail, any unclaimed balance of such moneys then remaining will be paid to the Borrower; and

          (ii) no such payment shall be made to the Borrower if the Trustee has notice, within the meaning of Section 10.5 hereof, that an Event of Default shall have occurred and be continuing under any of the Bond Documents or the Trustee has written notice from the Credit Facility Provider that an Event of Default shall have occurred and be continuing under any of the Credit Facility Documents.

     After the payment of such unclaimed moneys to the Borrower, the Owner of such Bond shall thereafter look only to the Borrower for the payment thereof, and all liability of the Issuer, the Trustee, the Paying Agent and the Credit Facility Provider with respect to such moneys shall thereupon cease.

     SECTION 4.7. Bonds Purchased Not Discharged. Except for Bonds deemed to have been tendered and purchased and in lieu of which new Bonds have been executed and delivered as provided in Section 4.6 hereof and except as provided in Section 4.5(c) hereof, no purchase of Bonds on a Tender Date shall be deemed a payment or redemption of such Bonds and no such purchase will operate to extinguish or discharge the indebtedness evidenced by such Bonds.

     SECTION 4.8 Mandatory Tenders in Accordance with Procedures of Depository. Notwithstanding any provisions contained herein, during any period in which Bonds of a Series are maintained pursuant to a Book-Entry System, mandatory tenders and purchases of such Bonds shall occur in accordance with the Depository’s standard procedures for mandatory tenders and purchases of obligations such as the Bonds.

ARTICLE V

FUNDS AND ACCOUNTS; DEPOSIT AND USE OF BOND PROCEEDS;
REVENUES; CREDIT FACILITY

     SECTION 5.1. Creation of Funds. There are hereby created by the Issuer and ordered established the following separate trust funds and trust accounts to be held by the Trustee:

                    (a) A “Bond Fund” to be designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003 Bond Fund” and created and established therein a “Principal Account,” an “Interest Account” and a “Purchase Account;”

                    (b) A “Facility Fund” to be designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003 Facility Fund;”

                    (c) A “Net Proceeds Escrow Fund” to be designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003 Net Proceeds Escrow Fund;” and

                    (d) An “Issuer’s Fee Fund” to be designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003 Issuer’s Fee Fund” which Fund shall be administered in accordance with the provisions of Section 5.14 of the Indenture. Moneys in the Issuer’s Fee Fund are not for the benefit of the Owners.

     For the purpose of internal accounting, the trust funds created by this Section may contain one or more accounts and sub-accounts as the Trustee, in its discretion, shall determine.

     SECTION 5.2. Deposit and Use of Proceeds of Series 2003 Bonds. The proceeds of the sale of the Series 2003 Bonds shall be deposited by the Trustee in the Facility Fund. The moneys in the Facility Fund shall be disbursed by the Trustee as herein provided and used to pay or refinance 2003 Facility Costs and, under certain circumstances, to redeem or purchase Series 2003 Bonds, as hereinafter provided.

     SECTION 5.3. Procedure for Making Disbursements from Facility Fund.

                    (a) Except as otherwise provided herein, each disbursement from the Facility Fund shall be made only upon the receipt by the Trustee of a requisition therefor either in the form attached hereto as Exhibit B and made a part hereof, executed by the Authorized Borrower Representative and approved by an authorized officer of the Credit Facility Provider. Requisitions from the Facility Fund will be consecutively numbered. Any requisition delivered to the Credit Facility Provider (but not the requisition delivered to the Trustee) will be accompanied by copies of invoices, bills or other appropriate documentation supporting the payments or reimbursements therein requested.

                    (b) The Trustee shall have a period of three (3) Business Days from the date of receipt by the Trustee of a requisition within which to fund such requisition.

                    (c) All disbursements from the Facility Fund to pay Facility Costs will be made by the Trustee in accordance with Section 8.4 (h) of the Credit Facility Agreement.

                    (d) The Trustee, the Credit Facility Provider and the Issuer shall not in any event be responsible or liable to any person other than the Borrower for the disbursement of, or failure to disburse, moneys from the Facility Fund, or any part thereof, and neither the General Contractor nor any other contractor, subcontractor or material or equipment supplier shall have any right or claim against the Trustee, the Credit Facility Provider or the Issuer under this Indenture.

                    (e) Any and all approvals by the Credit Facility Provider of disbursements and any other matters pertaining to the 2003 Facility or the use of the proceeds of the Bonds shall be given solely for the benefit of the Credit Facility Provider and shall not constitute any warranty or representation by the Credit Facility Provider to any other party as to the technical sufficiency or adequacy or safety of any structure or any of its component parts, any other physical condition or feature pertaining to the 2003 Facility or any use, or the appropriateness of any use, of proceeds of the Bonds; provided, however, that such proceeds must be used for approved purposes which comply with the purposes of the Acts.

                    (f) In paying any requisition under this Section 5.3, the Trustee shall be entitled to rely as to the completeness and accuracy of all statements in such requisition, execution thereof to be conclusive evidence of approval of such requisition.

                    (g) The Trustee shall keep and maintain accurate records pertaining to the Facility Fund and all disbursements therefrom, and the Trustee shall file a monthly statement of debits and credits thereto with the Issuer, the Credit Facility Provider and the Borrower.

     SECTION 5.4. Custody and Application of Net Proceeds and Proceeds from the Disposition of Certain Equipment. Any Net Proceeds, to the extent provided in Section 9.7 of the Letter of Credit Agreement, and the proceeds of the disposition of certain equipment in accordance with Section 9.9 of the Letter of Credit Agreement shall be deposited into the Net Proceeds Escrow Fund and applied to such purposes as are set forth in Sections 9.7 and 9.9 of the Letter of Credit Agreement. If Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement are to be applied to (a) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the redemption price of Bonds redeemed in accordance with Section 3.1(b) hereof, or (b) the redemption of Bonds redeemed in accordance with Section 3.1(b) hereof, such Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement shall be deposited into the Principal Account. If Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement are to be applied to (i) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the purchase price of Bonds purchased pursuant to Section 4.4 hereof, or (ii) the purchase of Bonds purchased pursuant to Section 4.4 hereof, such Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement shall be deposited into the Purchase Account. As long as there is a Credit Facility in effect and until the Credit Facility Agreement has expired, Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement may not be used to purchase Bonds in accordance with Section 4.4 of this Indenture without the prior written consent of the Credit Facility Provider, which written consent must be delivered to the Trustee.

     SECTION 5.5. Excess Bond Proceeds. (a) Any amount remaining in the Facility Fund constituting proceeds of a Series of Bonds or investment earnings thereon following the Trustee’s receipt of a duly executed Completion Certificate shall be transferred to the Principal Account or the Purchase Account of the Bond Fund and applied as provided in paragraph (b) below. The Trustee shall, however, retain in the Facility Fund any amounts certified by the Borrower and approved in writing by the Credit Facility Provider to be necessary for payment of Facility Costs not then due and payable. Amounts so retained shall be disbursed as provided in Section 5.3 hereof or shall be transferred to the Principal Account or the Purchase Account of the Bond Fund upon written notice from the Borrower that the specified amounts retained in the Facility Fund will not be used to pay Facility Costs.

     (b) Amounts transferred to the Principal Account or the Purchase Account of the Bond Fund from the Facility Fund as provided in paragraph (a) above shall be applied, at the written direction of the Authorized Borrower Representative, either:

                    (i) on the next Interest Payment Date that is at least 45 days after receipt by the Trustee of the Completion Certificate (A) during any period in which the Credit Facility is in effect, to the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the redemption price of Bonds of the appropriate Series redeemed pursuant to Section 3.1(a) hereof, or (B) to redeem Bonds of the appropriate Series pursuant to Section 3.1(a) hereof, in either case, in a principal amount not exceeding the amount so transferred from the Facility Fund; or

                    (ii) (A) during any period in which the Credit Facility is in effect, to the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings paid by the Credit Facility Provider to pay the purchase price of Bonds of the appropriate Series purchased pursuant to Section 4.4 hereof, or

                           (B) to purchase Bonds of the appropriate Series pursuant to Section 4.4 hereof, provided, however, that, as long as there is a Credit Facility in effect and until the Credit Facility Agreement has expired, the Borrower shall not be permitted to direct the Trustee to transfer Excess Bond Proceeds into the Purchase Account, without the prior written consent of the Credit Facility Provider, which consent must be delivered to the Trustee.

     (c) Notwithstanding anything to the contrary herein contained, Excess Bond Proceeds shall be applied as provided herein solely to the Series of Bonds from which the Excess Bond Proceeds derive.

     SECTION 5.6. Deposits into the Bond Fund: Use of Moneys in the Bond Fund.

                    (a) There shall be deposited into the Principal Account of the Bond Fund (i) payments made by the Borrower pursuant to the Loan Agreement in respect of principal payable on the Bonds, (ii) moneys drawn under the Credit Facility pursuant to a Principal Drawing and, to the extent such moneys are to be used to pay principal, an Acceleration Drawing, (iii) that portion of any Refunding Proceeds to be used to pay principal on any Bonds to be redeemed, (iv) Excess Bond Proceeds, which are to be applied either to (A) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the redemption price of Bonds redeemed in accordance with Section 3.1 (a) hereof or (B) the redemption of Bonds redeemed in accordance with Section 3.1(a) hereof, and (v) Net Proceeds or proceeds of the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, which are furnished by the Borrower, or by the Credit Facility Provider on behalf of the Borrower, and which are to be applied either to (A) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the redemption price of Bonds redeemed in accordance with Section 3.1(b) hereof or (B) the redemption of Bonds redeemed in accordance with Section 3.l(b) hereof.

                    (b) There shall be deposited into the Purchase Account of the Bond Fund (i) payments made by the Borrower pursuant to the Loan Agreement in respect of the purchase price of Bonds, (ii) moneys drawn under the Credit Facility pursuant to a Bond Purchase Drawing, (iii) proceeds of the remarketing and sale of the Bonds, (iv) Excess Bond Proceeds, which are to be applied either to (A) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the purchase price of Bonds purchased pursuant to Section 4.4 hereof, or (B) the purchase of Bonds purchased pursuant to Section 4.4 hereof, and (v) Net Proceeds or proceeds of the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, which are furnished by the Borrower, or by the Credit Facility Provider on behalf of the Borrower, and which are to be applied either to (A) the Borrower’s reimbursement obligations to the Credit Facility Provider to the extent of any drawings honored by the Credit Facility Provider to pay the purchase price of

Bonds purchased pursuant to Section 4.4 hereof, or (B) the purchase of Bonds purchased pursuant to Section 4.4 hereof.

                    (c) There shall be deposited into the Interest Account of the Bond Fund (i) payments made by the Borrower pursuant to the Loan Agreement in respect of interest on the Bonds, (ii) moneys drawn under the Credit Facility pursuant to an Interest Drawing and, to the extent such moneys are to be used to pay interest, an Acceleration Drawing, and (iii) that portion of any Refunding Proceeds to be used to pay accrued interest on any Bonds to be redeemed.

                    (d) Except as provided in this paragraph and in Sections 5.8, 5.13, 9.10 or 10.4 hereof, moneys in the Principal Account of the Bond Fund shall be used solely for the payment of principal of the Bonds as the same become due and payable at maturity, upon redemption or upon acceleration of maturity. The Trustee shall at all times maintain accurate records of deposits into the Principal Account, and the sources and timing of such deposits, and shall apply moneys from such sources on any Bond Payment Date in the order of priority indicated below:

                         (i) Refunding Proceeds, but only to the extent that such Refunding Proceeds are Available Moneys;

                         (ii) moneys received from a Principal Drawing or an Acceleration Drawing under the Credit Facility securing such Bonds;

                         (iii) Excess Bond Proceeds derived from such Bonds;

                         (iv) moneys constituting Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, whether provided by the Borrower or the Credit Facility Provider, on behalf of the Borrower; and

                         (v) any moneys paid by the Borrower pursuant to the Loan Agreement.

     In the event that any principal payments made by the Borrower pursuant to the Loan Agreement, Excess Bond Proceeds, Net Proceeds, or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement are on deposit in the Principal Account on a Bond Payment Date, and the Trustee has paid principal of the Bonds from the source described in clause (ii) of this paragraph, the Trustee, on such Bond Payment Date, shall transfer to the Credit Facility Provider (in immediately available funds by wire transfer or, upon direction by the Credit Facility Provider, by deposit into the Credit Facility Provider’s correspondent account with the Trustee; provided, however, that the Trustee shall not be required to transfer such moneys in immediately available funds to the extent that the moneys on deposit in the Principal Account are not immediately available) such moneys in an amount not exceeding an amount equal to such Principal Drawing or Acceleration Drawing, and such amount shall be credited against the Borrower’s reimbursement obligations to the Credit Facility Provider under the Credit Facility Agreement.

                    (e) Except as provided in this paragraph and in Sections 5.8, 5.13, 9.10 or 10.4 hereof, moneys in the Purchase Account of the Bond Fund shall be used solely for the payment of the purchase price of Bonds purchased pursuant to Sections 4.1 and 4.2 hereof. The Trustee shall at all times maintain accurate records of deposits into the Purchase Account, and the sources and timing of such deposits, and shall apply moneys from such sources on any Tender Date in the order of priority indicated below:

                         (i) proceeds from the remarketing and sale of the Bonds pursuant to Section 4.3 hereof;

                         (ii) moneys received from a Bond Purchase Principal Drawing or a Bond Purchase Interest Drawing under the Credit Facility securing such Bonds;

                         (iii) Excess Bond Proceeds derived from such Bonds;

                         (iv) moneys constituting Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, whether provided by the Borrower or the Credit Facility Provider, on behalf of the Borrower; and

                         (v) any moneys paid by the Borrower pursuant to the Loan Agreement.

In the event that any payments made by the Borrower pursuant to the Loan Agreement, Excess Bond Proceeds, Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement are on deposit in the Purchase Account on a Tender Date, and the Trustee has paid the purchase price of Bonds from the source described in clause (ii) of this paragraph, the Trustee, on such Tender Date, shall transfer to the Credit Facility Provider (in immediately available funds by wire transfer or, upon direction by the Credit Facility Provider, by deposit into the Credit Facility Provider’s correspondent account with the Trustee; provided, however, that the Trustee shall not be required to transfer such moneys in immediately available funds to the extent that the moneys on deposit in the Purchase Account are not immediately available) such moneys in an amount not exceeding an amount equal to such Bond Purchase Drawing and such amount shall be credited against the Borrower’s reimbursement obligations to the Credit Facility Provider under the Credit Facility Agreement.

                    (f) Except as provided in this paragraph, and in Sections 5.8, 5.13, 9.10 and 10.4 hereof, moneys in the Interest Account of the Bond Fund shall be used solely to pay interest on the Bonds when due. The Trustee shall at all times maintain accurate records of deposits into the Interest Account, and the sources and timing of such deposits, and shall apply moneys from such sources on any Bond Payment Date in the order of priority indicated below:

                         (i) Refunding Proceeds, but only to the extent that such Refunding Proceeds are Available Moneys;

                         (ii) Moneys received from an Interest Drawing or an Acceleration Drawing under the Credit Facility securing such Bonds; and

                         (iii) Any moneys paid by the Borrower pursuant to the Loan Agreement.

In the event that any interest payments made by the Borrower pursuant to the Loan Agreement are on deposit in the Interest Account on a Bond Payment Date, and the Trustee has paid interest on the Bonds from the source described in clause (ii) of this paragraph, the Trustee, on such Bond Payment Date, shall transfer to the Credit Facility Provider (in immediately available funds by wire transfer or, upon direction by the Credit Facility Provider, by deposit into the Credit Facility Provider’s correspondent account with the Trustee; provided, however, that the Trustee shall not be required to transfer such moneys in immediately available funds to the extent that the moneys on deposit in the Interest Account are not immediately available) such moneys in an amount not exceeding an amount equal to such Interest Drawing or Acceleration Drawing and such amount shall be credited against the Borrower’s reimbursement obligations to the Credit Facility Provider under the Credit Facility Agreement.

                    (g) The Trustee shall not commingle amounts held in the Bond Fund that are derived from different sources (namely, payments made by the Borrower, Excess Bond Proceeds, moneys drawn under the Credit Facility for the Bonds of a Series, Refunding Proceeds, Net Proceeds, proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement or proceeds from the remarketing and sale of the Bonds) or attributable to different Series of Bonds, but shall establish and maintain separate accounts or subaccounts therefor as necessary.

                    (h) Notwithstanding the foregoing, the Borrower, the Trustee and the Credit Facility Provider, by mutual agreement, may provide for alternative methods of collecting and holding payments made by the Borrower under the Loan Agreement and transferring moneys on deposit in the Bond Fund to the Credit Facility Provider.

     SECTION 5.7. Credit Facility; Substitute Credit Facility.

                    (a) With respect to each Series of Bonds, the Trustee shall draw upon the Credit Facility securing such series of Bonds in accordance with its terms to the extent necessary to pay on any Bond Payment Date, including, without limitation, any Interest Payment Date, principal of and/or interest on such Bonds, whether upon redemption, at maturity, upon acceleration of maturity or otherwise. The Trustee, in determining the amount of any draw on the Credit Facility in accordance with the immediately preceding sentence, shall take into consideration the amount on deposit of any immediately available Refunding Proceeds described in clause (d)(i) or clause (f)(i) of Section 5.6 hereof. In the event that there are not on deposit in the Purchase Account sufficient immediately available remarketing proceeds attributable to such Series of Bonds pursuant to Section 4.4 (a)(i) to pay the purchase price of Bonds Tendered or Deemed Tendered for Purchase on any Tender Date, the Trustee shall, not later than 11:00 A.M., prevailing Baltimore, Maryland time on the Business Day immediately preceding such Tender Date, make a Bond Purchase Principal Drawing, and, if necessary, a Bond Purchase Interest Drawing, under the Credit Facility to the extent necessary to pay the purchase price of Bonds Tendered or Deemed Tendered for Purchase on such Tender Date in excess of the amount of the purchase price of Bonds to be paid from the proceeds of the remarketing and sale of Bonds which have been deposited in the Purchase Account and constitute immediately available funds. The Trustee will also provide the Credit Facility Provider with any advance notice of a drawing thereunder as may be required by the terms of the Credit Facility.

                    The Trustee shall not draw upon the Credit Facility to pay the principal or the purchase price of any Pledged Bonds, if and to the extent that the Principal Portion of the Credit Facility has not been reinstated following a Bond Purchase Principal Drawing with respect to such Pledged Bonds.

                    (b) If at any time there shall have been delivered to the Trustee (i) a proposed Substitute Credit Facility and (ii) each of the items described in the definition of “Substitute Credit Facility” contained in Section 1.1 hereof as requirements for the provision of a Substitute Credit Facility, then the Trustee shall accept such proposed Substitute Credit Facility and promptly, following the Mandatory Tender Date resulting from the delivery of the Substitute Credit Facility, surrender the Credit Facility then in effect to the Credit Facility Provider which issued such Credit Facility for cancellation in accordance with its terms; provided, however, that the Trustee shall not accept a Substitute Credit Facility in substitution for an existing Credit Facility, unless (A) the Credit Facility then in effect is expiring, or (B) it has received the written consent of the Credit Facility Provider which issued the Credit Facility then in effect to the substitution by the Borrower of a Substitute Credit Facility for the Credit Facility then in effect.

                    (c) The stated expiration date of any Substitute Credit Facility shall not be earlier than the earlier of (i) the date that is one year after the effective date of such Substitute Credit Facility and (ii) the fifth Business Day after the date of the final maturity of the Bonds secured thereby.

                    (d) If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the Credit Facility then in effect to the Credit Facility Provider which issued such Credit Facility in accordance with the terms thereof for cancellation.

                    (e) The Trustee shall not sell, assign or otherwise transfer the Credit Facility or any interest in the Revenues except to a successor Trustee hereunder and in accordance with the terms of the Credit Facility or the Loan Agreement, as the case may be.

                    (f) Any Credit Facility securing a Series of Bonds shall secure only that particular Series of Bonds and no other and shall not be available to pay the principal of, interest on, or the purchase price of, any other Series of Bonds.

     SECTION 5.8. Bonds Not Presented for Payment. In the event any Bonds are not presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for redemption thereof or the acceleration of maturity, or in the event the interest due thereon is unclaimed, if moneys sufficient to pay the principal of and interest on such Bonds are held by the Trustee, the Trustee shall segregate and hold such moneys in trust, without liability for interest thereon, for the benefit of Owners of such Bonds who shall, except as provided in the following paragraph, thereafter be restricted exclusively to such moneys for the satisfaction of any claim of whatever nature on their part under this Indenture or on, or with respect to, such Bonds.

     Any moneys which the Trustee segregates and holds in trust for the payment of the principal of or interest on any Bond and which remain unclaimed for one year after such principal or interest has become due and payable, upon the Borrower’s written request to the Trustee, but only to the extent permitted by the unclaimed property laws of the State, shall be paid to the Borrower with notice to the Credit Facility Provider of such payment; provided, however, that:

                    (a) before the Trustee makes any such payments to the Borrower, the Trustee, at the expense of the Borrower, shall cause notice to be given once by Mail to the Owner of such Bond, at the last address for such Owner listed on the registration books maintained by the Registrar, to the effect that such moneys remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notice by Mail, any unclaimed balance of such moneys then remaining will be paid to the Borrower, and

                    (b) no such payment shall be made to the Borrower if the Trustee has notice, within the meaning of Section 10.5 hereof, that an Event of Default shall have occurred and be continuing under any of the Bond Documents or the Trustee has written notice from the Credit Facility Provider that an Event of Default shall have occurred and be continuing under any of the Credit Facility Documents.

     After the payment of such unclaimed moneys to the Borrower, the Owner of such Bond shall thereafter look only to the Borrower for the payment thereof, and all liability of the Issuer, the Trustee, the Paying Agent, the Remarketing Agent and the Credit Facility Provider with respect to such moneys shall thereupon cease.

     SECTION 5.9. Moneys Held in Trust. All moneys required to be deposited with or paid to the Trustee for deposit into the Bond Fund or the Facility Fund under any provision hereof, all moneys realized under the Credit Facility and held by the Trustee, all moneys representing the proceeds of the remarketing and sale of Bonds by the Remarketing Agent, and any moneys withdrawn from the Bond Fund and the Facility Fund and held by the Trustee, shall be held by the Trustee or the Remarketing Agent, as the case may be, in trust, and such moneys (other than moneys held pursuant to Section 4.6(b) or Section 5.8 hereof) shall, while so held, constitute part of the Trust Estate and be subject to the lien hereof.

     SECTION 5.10. Redemption of All Outstanding Bonds. Except as set forth in Section 5.12 hereof, in the event that all Outstanding Bonds are to be redeemed, the Trustee shall, without further authorization, withdraw from the Facility Fund and the Net Proceeds Escrow Fund and deposit within the Principal Account of the Bond Fund amounts in the aggregate not exceeding the principal of and accrued interest on the Bonds so to be redeemed, with notice to the Issuer, the Credit Facility Provider and the Borrower of such action, such withdrawals and deposits to be made on the date specified for such redemption.

     SECTION 5.11. Acceleration of Maturity of Bonds. In the event that the principal of the Bonds shall have become due and payable pursuant to Section 9.2(a) hereof, the Trustee shall, upon the obtaining or the entry of a judgment or decree for the payment of moneys due as provided in Article IX hereof, or at the direction of the Credit Facility Provider, deposit into the Principal Account of the Bond Fund all amounts remaining in the Facility Fund and the Net Proceeds Escrow Fund with notice to the Issuer, the Credit Facility Provider and the Borrower of such action.

     SECTION 5.12. Refunding of Bonds. In the event that all Outstanding Bonds are paid, redeemed or deemed to have been paid within the meaning of Article VIII hereof by reason of the application of the proceeds of the sale of any obligations issued by the Issuer or by any other duly authorized issuer under an indenture other than this Indenture, the Trustee, upon written direction of the Issuer, shall withdraw all amounts remaining in the Facility Fund and the Net Proceeds Escrow Fund and deposit such amounts into corresponding accounts in the construction and debt service funds or other similar funds created under the indenture under which such refunding obligations are issued, with notice to the Borrower and the Credit Facility Provider of such action, such withdrawals and deposits to be made, in accordance with the provisions of such indenture, on the date on which the Bonds are so paid, redeemed or deemed to have been paid.

     SECTION 5.13. Payment to the Borrower. After the lien of this Indenture shall have been discharged in accordance with Article VIII hereof, and the Trustee shall have received written evidence that all fees, expenses and other amounts payable to the Issuer, the Paying Agent, the Registrar, the Remarketing Agent, the Trustee and the Credit Facility Provider pursuant to any provision hereof or of the Loan Agreement or of the Credit Facility Documents or of the Remarketing Agreement or of the Credit Facility, shall have been paid in full, any moneys remaining in the Bond Fund, the Facility Fund and the Net Proceeds Escrow Fund shall be paid to the Borrower upon its written request.

     SECTION 5.14. Procedure For Making Disbursements from Issuer’s Fee Fund. (a) The Trustee is hereby authorized and directed to make payments out of the Issuer’s Fee Fund for all amounts required for payment of the Issuer’s Fee to the Issuer in the amounts and at the time required by Section 7.2 of the Loan Agreement. Thirty days prior to each anniversary date of the Closing, the Trustee shall calculate the Issuer’s Fee in accordance with the provisions of Section 7.2 of the Loan Agreement and promptly deliver an invoice to the Borrower with a copy to the Issuer.

          (b) Moneys on deposit in the Issuer’s Fee Fund shall not be invested without the prior written consent of the Issuer.

ARTICLE VI

INVESTMENTS

     SECTION 6.1. Investment of Facility Fund and Net Proceeds Escrow Fund. Any moneys held as a part of the Facility Fund and not required for immediate disbursement and withdrawal shall be invested or reinvested by the Trustee, to the extent such investments are permitted by law, in any of the following (collectively, “Permitted Investments”):

                    (a) direct obligations of, or obligations the full and timely payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America and which are not redeemable prior to their maturity at the option of the issuer thereof (“Government Obligations”);

                    (b) direct obligations (including bonds, notes or participation certificates) of, or obligations the principal of and interest on which are unconditionally guaranteed by, any agency or instrumentality of the United States of America, including, without limitation, (i) Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Federal Financing Bank, the United States Postal Service, and the Farmers Home Administration and (ii) either on a consolidated or system-wide basis, Federal Land Banks, Federal Intermediate Credit Banks or Federal Banks for Cooperatives (“Agency Obligations”);

                    (c) direct obligations or revenue obligations (including bonds, notes or participation certificates) of, or private activity bonds (within the meaning of the Code) issued by, or obligations the principal of and interest on which are unconditionally guaranteed by, any state of the United States of America or any agency or instrumentality of any state of the United States of America, which obligations or bonds are rated at least as high as the ratings given to the Bonds by Moody’s (if the Bonds are then rated by Moody’s) or by S&P (if the Bonds are then rated by S&P);

                    (d) certificates of deposit or other obligations maturing not more than one year after the date of acquisition thereof, issued by any bank or trust company incorporated under the laws of the United States of America or any state thereof, and which is owned by a holding company whose long term debt or commercial paper is rated at least as high as the ratings given to the Bonds by S&P (if the Bonds are then rated by S&P) and Moody’s (if the Bonds are then rated by Moody’s);

                    (e) open market commercial paper with a maturity not in excess of one year from the date of acquisition thereof which on the date of acquisition has the highest credit rating by either S&P or Moody’s;

                    (f) repurchase agreements with any bank, trust company or government bond dealer (including the Trustee), reporting to, trading with and recognized as a primary dealer by a Federal Reserve Bank, and which is owned by a holding company whose long term debt or commercial paper is rated at least as high as the ratings given to the Bonds by S&P (if the Bonds are then rated by S&P) and Moody’s (if the Bonds are then rated by Moody’s), selected by the Borrower, acting as principal or agent for Government Obligations and Agency Obligations, if such Government Obligations and Agency Obligations are delivered to the Trustee; provided, however, that the Borrower shall cause the underlying Government Obligations and Agency Obligations to be maintained at a current market value of not less than the repurchase price as determined on a monthly basis; and

          (g) any money market or short term investment fund investing in or consisting solely of and secured by Government Obligations and/or Agency Obligations, including any such fund maintained by the Trustee or the Credit Facility Provider, which fund is rated at least as high as the ratings given to the Bonds by Moody’s (if the Bonds are then rated by Moody’s) and S&P (if the Bonds are then rated by S&P), including any such fund maintained by the Trustee (including any proprietary mutual fund of the Trustee for which the Trustee or an affiliate of the Trustee serves as investment advisor or provides other services to such mutual fund and receives reasonable compensation therefor) or the Credit Facility Provider.

          The Borrower shall, by written direction from the Authorized Borrower Representative to the Trustee, direct the investment of amounts held in the Facility Fund, and such investments shall have maturities consonant with the need for funds as estimated by the Borrower. Such direction shall certify that such investments are permitted by law and this Indenture and shall specify the maturity date, interest rate (if any), principal amount and nature of such investments. Absent written instructions from the Borrower, the Trustee may invest moneys in the Facility Fund in Government Obligations or in any money market or short term investment firm investing in or consisting solely of and secured by Government Obligations that would be permitted under clause (g) above.

     Any moneys held as part of the Net Proceeds Escrow Fund shall be invested only in obligations issued by the United States Treasury or in any other kind of investment approved in writing by the Credit Facility Provider. The Borrower shall, by written direction from the Authorized Borrower Representative to the Trustee, direct the investment of amounts held in the Net Proceeds Escrow Fund, and such investments shall have maturities consonant with the need for funds as estimated by the Borrower. Such direction shall certify that such investments are permitted by this Indenture and shall specify the maturity date, interest rate (if any), principal amount and nature of such investments. Absent written instructions from the Borrower, the Trustee may invest Net Proceeds in obligations issued by the United States Treasury or in any money market or short term investment fund investing solely in or consisting solely of and secured by obligations issued by the United States Treasury that otherwise would be permitted under clause (g) above or in any other kind of investments approved by the Credit Facility Provider.

     SECTION 6.2. Investment of Bond Fund. Any moneys held as part of the Bond Fund (other than moneys realized under the Credit Facility, except for draws under the Letter of Credit made pursuant to the last sentence of Section 3.6 hereof, which moneys shall be invested in accordance with clause (g) of Section 6.1 hereof, the proceeds of the remarketing and sale of Bonds Tendered or Deemed Tendered for Purchase, and any unclaimed moneys held under Section 4.6(b) or Section 5.6 hereof, which shall be held by the Trustee but not invested), and not immediately required for the purposes of the Bond Fund shall be invested or reinvested by the Trustee, at the written direction of the Authorized Borrower Representative, in Government Obligations having maturities consonant with the need for funds to make payments on the Bonds or in any money market or short term investment funds investing in or consisting solely of and secured by Government Obligations that would be permitted under clause (g) of Section 6.1 hereof. Such direction shall state that such investments are permitted by this Indenture and shall specify the maturity date, interest rate (if any), principal amount and nature of such investments. Absent written instructions from the Borrower, the Trustee may invest moneys in the Bond Fund in Government Obligations having maturities consonant with the need for funds to make payments on the Bonds or in any money market or short term investment fund investing in or consisting solely of and secured by Government Obligations that would be permitted under clause (g) of Section 6.1 hereof.

     SECTION 6.3. Accounting for and Sale of Investments; Losses. The Trustee shall, to the extent required for payments or transfers from the Facility Fund or Bond Fund or Net Proceeds Escrow Fund, or as directed by the Borrower in accordance with the provisions of Section 6.1 hereof, sell any such investment at any time, and the proceeds of such sale, and of all payments at maturity and upon redemption of such investments, shall be credited to the fund in which such investments were held and any loss resulting from such investment shall be charged to such fund. Interest or other income received on moneys or securities in any such fund shall be credited to such fund. The Trustee shall have no liability for any loss incurred by reason of any such investment or any liquidation or disposition thereof, except in the case of the Trustee’s willful misconduct or gross negligence. As long as no Event of Default shall have occurred and be continuing, the Borrower shall designate the investments to be sold and shall otherwise direct the Trustee in the sale or conversion to cash of the investments made with the moneys in the Facility Fund, the Bond Fund and the Net Proceeds Escrow Fund; provided that the Trustee shall be entitled to conclusively assume the absence of any such Event of Default unless it has notice thereof within the meaning of Section 10.5 hereof.

     The Trustee shall not be responsible for determining whether any investment made by it in accordance with this Article VI is authorized under any applicable law.

     SECTION 6.4. Trustee’s Own Bond or Investment Department. The Trustee may make any and all investments permitted under Sections 6.1 and 6.2 through its own bond or investment department and in any mutual fund (including any proprietary mutual fund of the Trustee or an affiliate of the Trustee for which the Trustee or an affiliate of the Trustee serves as investment advisor or provides other services to such mutual fund and receives reasonable compensation therefor).

ARTICLE VII

GENERAL COVENANTS

     SECTION 7.1. Payment of Principal and Interest; No General Obligations. (a) The Issuer covenants that it will (i) promptly pay the principal of and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds, provided that the principal and interest are payable by the Issuer solely from the Trust Estate, and (ii) cause to be paid, solely from the sources described in Section 4.4 hereof, the purchase price of Bonds Tendered or Deemed Tendered for Purchase as set forth in Section 4.1 and Section 4.2 hereof. Nothing in the Bonds or this Indenture shall be considered as assigning or pledging any other funds or assets of the Issuer other than the Trust Estate.

          (b) Each and every covenant made herein by the Issuer is predicated upon the condition that neither the Issuer nor the State nor any political subdivision thereof nor any public body shall in any event by liable for the payment of the principal of or interest on the Bonds, or for the payment of the purchase price of the Bonds, or the performance of any pledge, mortgage, obligation or agreement created by or arising under this Indenture or the Bonds from any property other than the Trust Estate or the sources described in Section 4.4 hereof, and, further, that neither the Bonds nor any such obligation or agreement of the Issuer shall be construed to constitute a debt of the Issuer, the Department, the State, or any other public body within the meaning of any constitutional or statutory provision whatsoever, or as a pledge of the general credit, full faith or taxing power of the State, any political subdivision thereof, the Department, the Issuer, or any other public body thereof.

     SECTION 7.2. Performance of Covenants by Issuer; Authority; Due Execution. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the constitution and laws of the State, including particularly the Acts, to issue the Bonds and to execute this Indenture, to execute and deliver the Loan Agreement, to assign the Loan Agreement and amounts payable thereunder, and to pledge the amounts hereby pledged in the manner and to the extent herein set forth. The Issuer further covenants that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the terms thereof and hereof (subject to customary exceptions as to bankruptcy, insolvency or other laws affecting creditors’ rights generally, and customary exceptions as to principles of equity).

     SECTION 7.3. Instruments of Further Assurance. The Issuer agrees that the Trustee may defend the Issuer’s rights to the payments and other amounts due under the Loan Agreement, for the benefit of the Owners of the Bonds, against the claims and demands of all persons whomsoever. The Issuer covenants that, at the expense of the Borrower, it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming to the Trustee all and singular the rights assigned hereby and the amounts pledged hereby to the payment of the principal of and interest on the Bonds.

     SECTION 7.4. Recording and Filing.

          (a) The security interests created by this Indenture shall be perfected by the filing of financing statements which fully comply with the Uniform Commercial Code. All necessary continuation statements shall be filed by the Credit Facility Provider, at the expense of the Borrower, within the time prescribed by the Uniform Commercial Code in order to continue the perfection of the security interests created by the Bond Documents and the Credit Facility Documents, respectively; provided, however, the Trustee shall complete such filing if the Credit Facility no longer exists.

          (b) The Issuer shall, upon the reasonable request of the Trustee and at the expense of the Borrower, from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to effectuate the purposes of this Indenture or any provision hereof; provided, however, that no such instruments or actions shall pledge the general credit, the full faith, or the taxing power of the State, any political subdivision thereof, the Department, the Issuer, or any other public body thereof.

     SECTION 7.5. Rights Under Loan Agreement. The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Borrower, including provisions that, subsequent to the issuance of the Bonds and prior to the payment in full or provision for payment thereof in accordance with the provisions thereof, the Loan Agreement (except as expressly provided therein) may not be effectively amended, changed, modified, altered or terminated without the concurring written consent of the Trustee and the Credit Facility Provider, as provided in Article XII hereof, and reference is hereby made to the Loan Agreement for a detailed statement of such covenants and obligations of the Borrower, and the Issuer agrees that the Trustee in its name or (to the extent required by law) in the name of the Issuer, shall enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Loan Agreement for and on behalf of the Owners of Bonds, whether or not the Issuer is in default hereunder. The Issuer shall cooperate with the Trustee in enforcing the obligations of the Borrower to pay or cause to be paid all amounts payable by the Borrower under the Loan Agreement.

     SECTION 7.6. No Disposition of Trust Estate. Except as permitted by this Indenture, the Issuer shall not sell, convey, lease, pledge, assign or otherwise encumber or dispose of any part of its interest in the Trust Estate and will promptly pay or cause to be discharged, or make adequate provision to discharge, any lien or charge created by the Issuer on the Trust Estate or any part thereof not permitted hereby.

     SECTION 7.7. Access to Books. All books and documents in the possession of the Issuer relating to the financing of the Facility, the Revenues, and the Trust Estate shall at all reasonable times and as permitted under law be open to inspection by such accountants or other agents as the Trustee or the Credit Facility Provider may from time to time designate.

     SECTION 7.8. Source of Payment of Bonds. The Bonds are not general obligations of the Issuer but are limited obligations payable solely and only from the Trust Estate. The Trust Estate has been pledged and assigned as security for the equal and ratable payment of the Bonds and for the benefit of the Credit Facility Provider, and shall be used for no other purpose than to pay the principal of and interest on, and the purchase price of, the Bonds, except as may be otherwise expressly authorized in this Indenture or the Loan Agreement.

     SECTION 7.9 Report Concerning Outstanding Bonds. The Trustee shall furnish, or cause to be furnished, to the Issuer on or before January 31 in each year, commencing January 31, 2004, a statement of the outstanding principal amount of the Bonds as of the preceding December 31. Such statement shall be sent to the Issuer at the address set forth in Section 13.8 hereof, or to any other person hereafter designated by the Issuer.

ARTICLE VIII

DEFEASANCE

     SECTION 8.1. Defeasance. If the Issuer pays or causes to be paid (solely from the Trust Estate) to the Owner of any Bond secured hereby the principal and interest due and payable upon such Bond, or any portion of such Bond equal to an Authorized Denomination, such Bond or portion thereof shall cease to be entitled to any lien, benefit or security under this Indenture. If the Issuer pays or causes to be paid (solely from the Trust Estate) the principal and interest due and payable on all Outstanding Bonds and pays or causes to be paid (solely from the Trust Estate) all other sums payable hereunder by the Issuer, including all necessary and proper fees, compensation and expenses of the Issuer and all Administration Expenses then, and in that case, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease, terminate and become void. In such event, the Trustee shall assign, transfer and turn over to the Credit Facility Provider the Trust Estate, including, without limitation, any surplus in the Bond Fund and any balance remaining in any other fund created under this Indenture; provided, that if the Trustee shall have received written certification from the Credit Facility Provider that all obligations of the Borrower under the Credit Facility Documents have been satisfied and that the Credit Facility Agreement has been terminated, or if no Credit Facility Provider shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Borrower. Upon the Trustee’s assignment, transfer and turning over to the Credit Facility Provider or the Borrower, as appropriate, of the Trust Estate pursuant to this Section 8.1, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

     Any Bond shall be deemed to be paid within the meaning of this Article VIII and for all purposes of this Indenture when:

          (a) payment of the principal of such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein), either

                (i) shall have been made or caused to be made in accordance with the terms thereof, or

                (ii) shall have been provided for by irrevocably depositing with the Trustee in trust and irrevocably setting aside exclusively for such payment,

          (A) moneys (including, without limitation, interest at the Maximum Rate unless the Variable Rate borne by such Bond is not subject to change prior to the date of payment) sufficient to make such payment, which, if there is then a Credit Facility in effect, must constitute Available Moneys, and/or

          (B) Government Obligations, not subject to prepayment or call, which, if there is then a Credit Facility in effect, must be purchased by the Trustee with Available Moneys, maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment as certified in a verification report by an Independent Accountant, which report shall be acceptable to each rating agency having a rating on the Bonds, and

          (b) all necessary and proper fees, compensation and expenses of the Issuer and all Administration Expenses with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee in case of payments due the Trustee and in all other cases as evidenced by a certificate from the person to whom payment is due.

     At such times as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys, Available Moneys or Government Obligations, as the case may be.

     Any Bond for which payment shall have been made or caused to be made in accordance with the terms thereof shall be deemed to have been paid within the meaning of this Article VIII.

     Notwithstanding the foregoing paragraph, no deposit under clause (a)(ii) of the second full paragraph in this Section 8.1 shall be deemed a payment of such Bonds as aforesaid until: (A)(l) if such Bonds are to be redeemed, proper notice of redemption of such Bonds shall have been previously given in accordance with Section 3.3 hereof or provision satisfactory to the Trustee shall have been made for the giving of such notice, (2) in the event such Bonds are not to be paid or redeemed within the next succeeding 60 days, until the Borrower shall have given the Trustee, on behalf of the Issuer, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds in accordance with Section 3.3 hereof, that the deposit required by (a)(ii) above has been made with the Trustee and that such Bonds are deemed to have been paid in accordance with this Article VIII and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of such Bonds, plus interest thereon to the due date thereof, and (3) written confirmation from Moody’s (if the Bonds are then rated by Moody’s) and S&P (if the Bonds are then rated by S&P) that the ratings on the Bonds will not be reduced or withdrawn, or (B) the maturity of such Bonds.

     Notwithstanding any acceleration of the maturity of the Bonds for any reason, the Trustee shall retain, in trust, for a period of at least one year beyond the final maturity of the Bonds (or any advance refunding date, if applicable), any amounts held by the Trustee due to the failure of any Owners to present their Bonds for redemption. With respect to such amounts, the Trustee shall follow the provisions of Section 5.8 hereof.

ARTICLE IX

DEFAULTS AND REMEDIES

     SECTION 9.1. Events of Default. Each of the following events shall constitute and is referred to in this Indenture as an “Event of Default”:

          (a) a failure to pay the principal of any of the Bonds when the same becomes due and payable at maturity or upon redemption or otherwise; or

          (b) a failure to pay an installment of interest on any of the Bonds when due and payable; or

          (c) a failure to pay an amount due in respect of the purchase price of any Bond Tendered or Deemed Tendered for Purchase on a Tender Date when due and payable; or

          (d) the Trustee’s receipt of written notice from the Credit Facility Provider that an “Event of Default” (as that term is defined in the Credit Facility Agreement) has occurred under the Credit Facility Agreement and written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable; or

          (e) an Act of Bankruptcy occurs with respect to the Borrower; provided, however, in the case of an involuntary filing or the commencement of a proceeding against the Borrower, the filing or commencement of the same shall not constitute an Event of Default if such proceeding is dismissed within 60 days from the date thereof; or

          (f) an “Event of Default” (as that term is defined in the Loan Agreement) occurs under Section 11.1(j) of the Loan Agreement; provided, however, that such occurrence shall not constitute an Event of Default, unless the Issuer declares the same to be an Event of Default hereunder by notice given in writing and delivered to the Trustee, the Credit Facility Provider and the Borrower accompanied by a written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable; or

          (g) an “Event of Default” (as that term is defined in the Loan Agreement) (other than an Event of Default described in Section 11.1(j) of the Loan Agreement) occurs under the Loan Agreement; provided, however, that such occurrence shall not constitute an Event of Default hereunder if (i) there is then a Credit Facility in effect and (ii) the Credit Facility Provider has not failed to honor any drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) presented under the Credit Facility, unless the Credit Facility Provider declares the same to be an Event of Default hereunder by notice given in writing and delivered to the Trustee and the Borrower accompanied by a written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable; or

          (h) a failure by the Issuer to observe and perform any covenant, condition, agreement or provision (other than as specified in clauses (a), (b) or (c) of this Section 9.1) contained in the Bonds or in this Indenture on the part of the Issuer to be observed or performed, which failure continues for a period of 60 days after written notice, specifying such failure and requesting that it be remedied, shall have been given to the Issuer and the Borrower by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of the Credit Facility Provider or the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding, unless the Trustee, or the Trustee and the Credit Facility Provider (if the Credit Facility Provider requests such notice) or the Owners of an aggregate principal amount of Bonds not less than the aggregate principal amount of Bonds the Owners of which requested such notice, as the case may be, agree in writing to an extension of such period prior to its expiration and so notify the Trustee in writing; provided, however, that the Trustee, or the Trustee and the Credit Facility Provider (if the Credit Facility Provider requests such notice) or the Owners of such aggregate principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Issuer or the Borrower on behalf of the Issuer, within such period and is being diligently pursued, and the Borrower certifies to the Trustee that the conditions to such extension contained in this paragraph (k) have been complied with; provided further, however, that such failure shall not constitute an Event of Default hereunder if (i) there is then a Credit Facility in effect and (ii) the Credit Facility Provider has not failed to honor any drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) presented under the Credit Facility, unless the Credit Facility Provider declares the same to be an Event of Default hereunder by notice given in writing and delivered to the Trustee and the Borrower accompanied by a written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable.

     If on the date payment of principal of or interest on the Bonds is due, or if on the date on which payment of the purchase price of Bonds is to be made by the Trustee, sufficient moneys are not available to make such payment, the Trustee shall give telephonic or telegraphic notice (promptly confirmed in writing) of such insufficiency to the Borrower, the Remarketing Agent and the Credit Facility Provider.

     SECTION 9.2. Acceleration; Other Remedies.

          (a)(i) Upon the occurrence and continuance of an Event of Default described in paragraph (a), (b), (c) or (f) of Section 9.1 hereof the Trustee shall, by written notice to the Issuer, the Borrower, the Remarketing Agent and the Credit Facility Provider, declare the Bonds to be immediately due and payable, whereupon the Bonds and all accrued and unpaid interest thereon shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding.

               (ii) Upon the occurrence and continuance of an Event of Default described in paragraph (g) or (h) of Section 9.1 hereof the Trustee may and, at the written request of either the Credit Facility Provider or the Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding, shall, by written notice to the Issuer, the Borrower, the Remarketing Agent and the Credit Facility Provider, declare the Bonds to be immediately due and payable, whereupon the Bonds and all accrued and unpaid interest thereon shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding; provided, however, that, at any time during which there is a Credit Facility in effect, unless the Credit Facility Provider has failed to honor a drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) under the Credit Facility, the Trustee shall not declare the Bonds to be immediately due and payable pursuant to this clause (ii) by reason of an Event of Default referred to in this clause (ii) unless instructed to do so by the Credit Facility Provider in writing.

               (iii) Upon the occurrence of an Event of Default described in paragraph (d) and (e) of Section 9.1 hereof, the Bonds and all accrued and unpaid interest thereon shall automatically become immediately due and payable without the necessity of any declaration or other action by the Trustee or any other person.

               (iv) Upon any such acceleration of maturity of the Bonds as described in clause (i), (ii) or (iii) of this paragraph, the Trustee shall give written notice thereof to the Issuer, the Borrower, the Remarketing Agent and the Credit Facility Provider and, by Mail, to all Owners of Outstanding Bonds, which notice shall contain all relevant information concerning the date on which the Trustee expects to receive the proceeds of a drawing under the Credit Facility then in effect. The date on which the Trustee expects to receive the proceeds from a drawing under the Credit Facility then in effect will be the date on which interest will cease to accrue on all Bonds, the principal amount of which is covered by the Credit Facility, unless the Credit Facility Provider fails to honor a draft drawn in strict compliance with its terms. The Trustee shall draw moneys under the Credit Facility to the extent available thereunder, in an amount equal to the aggregate principal amount of the Outstanding Bonds and the interest accrued and accruing thereon to the date on which such drawing is required to be honored (such drawing to be made by the Trustee no later than two Business Days after acceleration of maturity of the Bonds as described in clause (i), (ii), or (iii) of this paragraph), and, immediately upon receipt of the proceeds of such drawing, the Trustee will apply such proceeds to make applicable payments on the Bonds.

          (b) The provisions of the preceding paragraph (a) are subject to the condition that if, after the principal of the Bonds shall have become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer causes to be deposited with the Trustee a sum of moneys, which must be Available Moneys if, at the time, there is a Credit Facility in effect, sufficient to pay all accrued interest upon all Bonds to the date of accelerated maturity and the principal of any and all Bonds which shall have become due otherwise than by reason of such acceleration of maturity and such amount as shall be sufficient to cover all Administration Expenses then due and payable, and all Events of Default hereunder other than nonpayment of the principal of Bonds which shall have become due solely by such acceleration of maturity shall have been remedied, then, in every such case, such Event of Default shall be deemed waived and such acceleration of maturity and its consequences rescinded and annulled, and the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Issuer, the Borrower, the Paying Agent, the Remarketing Agent and the Credit Facility Provider, and shall give notice thereof by Mail to all Owners of Outstanding Bonds; provided, that there can be no such waiver following a draw under the Credit Facility pursuant to Section 9.2(a)(iv) hereof, and, provided further, except as set forth in the following paragraph, there can be no waiver of an Event of Default under clauses (d) or (e) of Section 9.1 hereof. No such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

     The provisions of paragraph (a) above are further subject to the condition that any waiver of any “Event of Default” (as that term is defined in the Credit Facility Agreement) under the Credit Facility Agreement and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event of Default under paragraph (d) of Section 9.1 hereof and a rescission and annulment of the consequences thereof. If notice of an Event of Default (as that term is defined in the Credit Facility Agreement) under the Credit Facility Agreement shall have been given as provided herein and if, prior to any drawing under the Credit Facility in accordance with Section 9.2(a)(iv) hereof, the Trustee shall thereafter have received written notice from the Credit Facility Provider that such Event of Default (as that term is defined in the Credit Facility Agreement) shall have been waived and the Stated Amount of the Credit Facility, if reduced, has been reinstated to the extent of Bonds Outstanding, the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Issuer, the Borrower, the Paying Agent, the Remarketing Agent and the Credit Facility Provider and shall give notice thereof by Mail to all Owners of Outstanding Bonds; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

          (c) Upon the occurrence and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and upon the written direction of the Credit Facility Provider, or Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding and receipt of indemnity to its satisfaction, shall, in its own name and as the Trustee of an express trust:

     (i) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Owners, and require the Issuer, the Credit Facility Provider or the Borrower to carry out any agreements with or for the benefit of the Owners of Bonds and to perform its or their duties under the Acts, the Bond Documents and the Credit Facility, provided that any such remedy may be taken only to the extent permitted under the applicable provisions of the Bond Documents;

     (ii) bring suit upon the Bonds;

     (iii) by action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Owners of Bonds; or

     (iv) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Owners of Bonds.

          Notwithstanding the foregoing, during any period in which there is a Credit Facility in effect, so long as the Credit Facility Provider has not failed to honor a drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) under the Credit Facility, no action shall be taken as set forth in this paragraph (c) without the prior written consent of the Credit Facility Provider, unless such action is to be taken to enforce payment by the Credit Facility Provider under the Credit Facility.

     SECTION 9.3. Restoration to Former Position. In the event that any proceeding taken by the Trustee to enforce any right under this Indenture shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

     SECTION 9.4. Owners’ or Credit Facility Provider’s Right to Direct Proceedings. Subject to the provisions of Section 9.2(a)(iii) hereof, anything in this Indenture to the contrary notwithstanding, the Credit Facility Provider or Owners of a majority in aggregate principal amount of the Bonds then Outstanding hereunder shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all remedial proceedings available to the Trustee under this Indenture or exercising any trust or power conferred on the Trustee by this Indenture; provided, that the Trustee shall have received satisfactory indemnity and such direction shall be consistent with this Indenture and applicable law and shall not involve the Trustee in any personal liability; provided further, however, that the Credit Facility Provider shall have no such rights in respect of remedies against the Credit Facility Provider. In the event of a conflict between the directions of the Credit Facility Provider and those of the Owners of Bonds, so long as the Credit Facility Provider has not failed to honor a drawing under the Credit Facility (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility), the directions of the Credit Facility Provider shall prevail.

     SECTION 9.5. Limitation on Owners’ Right to Institute Proceedings. During any period in which there is a Credit Facility in effect, no Owners shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust or power hereunder, or any other remedy hereunder or on the Bonds so long as the Credit Facility Provider has not failed to honor a drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) under the Credit Facility. Otherwise, such suits, actions or proceedings may only be initiated by Owners if (a) such Owners previously shall have given to the Trustee written notice of an Event of Default as hereinabove provided, (b) Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding shall have made written request of the Trustee to take action hereunder, after the right to institute such suit, action or proceeding under Section 9.2 hereof shall have accrued, (c) such Owners shall have afforded the Trustee a reasonable opportunity to proceed to institute the same in either its name or in the name of the Owners, (d) there also shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and (e) the Trustee shall not have complied with such request within 60 days from the date such request is made. Such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the institution of such suit, action or proceeding by Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding; it being understood and intended that no one or more of the Owners shall have any right in any manner whatsoever by his or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder or under the Bonds, except in the manner herein provided, and that all suits, actions and proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided for the equal benefit of all Owners.

     SECTION 9.6. No Impairment of Right to Enforce Payment. Notwithstanding any other provision in this Indenture, the right of any Owner to receive payment of the principal of and interest on any Bond, on or after the respective due dates expressed therein, or to receive payment of the purchase price of Bonds when due, or to institute suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of such Owner.

     SECTION 9.7. Proceedings by Trustee Without Possession of Bonds. All rights of action under this Indenture or under any of the Bonds secured hereby which are enforceable by the Trustee may be enforced by it without the possession of any of the Bonds, or the production thereof at the trial or other proceedings relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the equal and ratable benefit of all Owners, subject to the provisions of this Indenture.

     SECTION 9.8. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Trustee or to Owners is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or under the Loan Agreement, or now or hereafter existing at law or in equity or by statute; provided, however, that any conditions set forth herein to the taking of any remedy to enforce the provisions of this Indenture, the Bonds or the Loan Agreement, shall also be conditions to seeking any remedies under any of the foregoing pursuant to this Section 9.8.

     SECTION 9.9. No Waiver of Remedies. No delay or omission of the Trustee or of any Owner to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein; and every power and remedy given by this Article IX to the Trustee and to the Owners, respectively, may be exercised from time to time and as often as may be deemed expedient.

     SECTION 9.10. Application of Moneys. Any moneys received by the Trustee, by any receiver or by any Owner pursuant to any right given or action taken under the provisions of this Article IX or pursuant to Section 5.11 hereof, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances incurred or made by the Trustee and the Administration Expenses of the Issuer (provided that moneys received under the Credit Facility and remarketing proceeds shall not be used for purposes other than payment of the Bonds), shall be deposited in the Bond Fund and all moneys so deposited in the Bond Fund during the continuance of an Event of Default (other than moneys for the payment of Bonds which had matured or otherwise become payable prior to such Event of Default or for the payment of interest due prior to such Event of Default) shall be applied (from the sources and in the order of priority indicated in Sections 5.6(d), 5.6(e) and Section 5.6(f) hereof) as follows:

          (a) Unless the principal of all the Bonds shall have been declared due and payable, all such moneys shall be applied (i) first, to the payment to the persons entitled thereto of all installments of interest then due on the Bonds, at the rate per annum borne by the Bonds, in the order of maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment of interest, then to the payment ratably, according to the amounts due on such installment, and (ii) second, to the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) with interest on such Bonds at their rate from the respective dates upon which they became due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal and interest due on such date, in each case to the persons entitled thereto without any discrimination or privilege.

          (b) If the principal of all the Bonds shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, with interest on overdue interest and principal, as aforesaid, without preference or priority of principal over interest or interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

          (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article IX, then, subject to the provisions of clause (b) of this Section 9.10 which shall be applicable in the event that the principal of all the Bonds shall later become due and payable, the moneys shall be applied in accordance with the provisions of clause (a) of this Section 9.10.

          (d) The excess of such moneys (if any), after application as set forth in (a), (b) and (c) above, shall be paid over by the Trustee to the Credit Facility Provider; provided, that if the Trustee shall have received written evidence from the Credit Facility Provider that all obligations of the Borrower under the Credit Facility Documents have been satisfied and that the Credit Facility Agreement has been terminated, or if no Credit Facility shall then exist, such excess of such moneys shall be applied to the payment of any unpaid Administration Expenses, with first priority being given to the Issuer’s Administration Expenses, and any excess, following such application, shall be paid over by the Trustee to the Borrower.

     Whenever moneys are to be applied pursuant to the provisions of this Section 9.10, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee applies such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give notice of the deposit with it of any such moneys and of the fixing of any such date by Mail to all Owners of Outstanding Bonds and shall not be required to make payment to any Owner until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     SECTION 9.11. Severability of Remedies. It is the purpose and intention of this Article IX to provide rights and remedies to the Trustee and the Owners which may be lawfully granted under the provisions of the Acts, but should any right or remedy herein granted be held to be unlawful, the Trustee and the Owners shall be entitled, as above set forth, to every other right and remedy provided in this Indenture and by law.

     SECTION 9.12. Notice of Event of Default. If an Event of Default described in Section 9.1 hereof occurs and after the Trustee has notice of the same as provided in Section 10.5 hereof, then the Trustee shall promptly give notice thereof by Mail to the Credit Facility Provider, the Remarketing Agent and the Owners of Outstanding Bonds.

     SECTION 9.13. Assignment to Credit Facility Provider. It is expressly understood and agreed by the Trustee that the Issuer does hereby pledge and assign to the Credit Facility Provider, in consideration of the Credit Facility Provider’s issuance of the Credit Facility, all of the Trust Estate herein assigned to the Trustee as security for the payment of the Bonds, which assignment to the Credit Facility Provider is subordinate to the simultaneous assignment thereof to the Trustee pursuant to this Indenture. Accordingly, anything in this Indenture to the contrary notwithstanding, in the event, in connection with the payment of the Bonds in full in accordance with Article VIII hereof, the Trustee draws under the Credit Facility for the purpose of paying all or any portion thereof, then, in such event, the Trustee shall, promptly following the Credit Facility Provider’s honor of the draft so drawn by the Trustee, transfer and assign to the Credit Facility Provider all collateral pledged and assigned by the Issuer to the Trustee pursuant to this Indenture, including, without limitation, all rights of the Trustee under the Bond Documents, and, in addition, shall remit to the Credit Facility Provider all amounts in any of the funds created by this Indenture which remain after the payment in full of the Bonds (except amounts held for the payment of the principal of and interest on, or the purchase price of, any Bonds and any accrued and unpaid Administration Expenses and other amounts held by the Trustee in accordance with Section 10.4 hereof).

     SECTION 9.14. Recognition of Credit Facility Provider or its Assignee as Borrower. The Trustee hereby acknowledges that following receipt of notice from the Credit Facility Provider of the Credit Facility Provider’s election to exercise its right to cure an “Event of Default” under Section 11.2(f) of the Loan Agreement, the Trustee shall recognize that so long as the conditions of Section 11.2(f) of the Loan Agreement have been satisfied, the Credit Facility Provider or its assignees, as the case may be, constitutes the Borrower, and possesses all the rights, and owes all the obligations of the Borrower, in accordance with the Loan Agreement; provided, however, that the Trustee shall not recognize any assignee’s assumption of the Borrower’s rights and obligations unless the Trustee has received (a) evidence in writing from an Authorized Issuer Representative that such assignee has been approved by the Issuer and (b) an instrument or instruments evidencing the assignee’s assumption of the Borrower’s rights and obligations.

ARTICLE X

TRUSTEE; PAYING AGENT; REGISTRAR; REMARKETING AGENT

     SECTION 10.1. Acceptance of Trusts. The Trustee hereby accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article X, to all of which the Issuer agrees and the respective Owners agree by their acceptance of delivery of any of the Bonds. All rights, exculpations and immunities set forth herein shall be equally applicable to any acts of the Trustee under any of the Bond Documents.

     SECTION 10.2. No Responsibility for Recitals. The recitals, statements and representations contained in this Indenture or in the Bonds, save only the Trustee’s or authenticating agent’s authentication upon the Bonds, shall be taken and construed as made by and on the part of the Issuer, and not by the Trustee, and the Trustee does not assume, and shall not have, any responsibility or obligation for the correctness of any such recitals, statements or representations and makes no representations as to the validity or sufficiency of this Indenture or the Bonds or in respect of the security afforded by this Indenture.

     SECTION 10.3. Limitations on Liability. The Trustee may execute any of the trusts or powers hereof and perform the duties required of it hereunder by or through attorneys, agents, receivers or employees, and shall be entitled to advice of counsel concerning all matters of trust and its duty hereunder, and the Trustee shall not be answerable for the negligence or misconduct of any such attorney, agent or receiver selected by it with reasonable care. Without limitation, the Trustee shall be entitled to the benefit of the foregoing sentence with respect to the delegation to the Paying Agent of any or all of the Trustee’s duties hereunder, including its duties with respect to payment of principal of or interest on, or redemption or remarketing of, the Bonds, the authentication and delivery thereof, and exchange and transfer thereof. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with the trust created hereby, except only for its own gross negligence or willful misconduct.

     The Trustee shall not be responsible for the recording, re-recording, filing or re-filing of any instrument required to secure the Bonds or any financing statement or continuation statement (except as provided in Section 7.4(a) hereof), for insuring the Trust Estate or any property securing the Bonds, for making any determinations with respect to any insurance or insurance companies or for collecting any insurance moneys.

     With respect to the Credit Facility Provider, the Trustee undertakes to perform or observe only such of its covenants and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the Credit Facility Provider shall be read into this Indenture against the Trustee.

     The Trustee shall not be liable for any error of judgment made in good faith by any of its directors, officers, employees or agents, unless it shall be established that the Trustee was grossly negligent in ascertaining the pertinent facts.

     The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Credit Facility Provider or the Owners of not less than a majority in principal amount of the Bonds then Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under the provisions of this Indenture.

     No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

     Notwithstanding anything elsewhere herein contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds or any other action contemplated by this Indenture or the Bond Documents, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof or the Bond Documents as a condition of such action by the Trustee, which the Trustee deems desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, or the taking of any other action by the Trustee.

     SECTION 10.4. Compensation, Expenses and Advances. The Trustee, the Paying Agent, the Remarketing Agent and the Registrar under this Indenture shall be entitled to reasonable compensation for their services rendered hereunder (not limited by any provision of law in regard to the compensation of the trustee of an express trust) and to reimbursement for their actual out-of-pocket expenses (including counsel fees) reasonably incurred in connection therewith except as a result of their gross negligence or willful misconduct and to indemnity as provided in the Loan Agreement, provided, that the compensation, fees and expenses of the Remarketing Agent and its counsel are to be paid as set forth in the Placement and Remarketing Agreement. If the Issuer fails to perform any of the covenants or agreements contained in this Indenture, other than the covenants or agreements in respect of the payment of the principal of and interest on or the purchase price of the Bonds, the Trustee may, in its uncontrolled discretion and without notice to the Owners, at any time and from time to time, make advances to effect performance of the same on behalf of the Issuer, but the Trustee shall be under no obligation so to do; and any and all such advances shall bear interest at the Penalty Rate; but no such advance shall operate to relieve the Issuer from any default hereunder. In the Loan Agreement, the Borrower has agreed that it will pay to the Trustee, the Paying Agent, the Remarketing Agent and the Registrar such compensation and reimbursement of expenses and advances and indemnities, but the Borrower may, without creating a default hereunder, contest in good faith the reasonableness of any such services, expenses and advances. The Trustee, the Registrar, and the Paying Agent shall each have, in addition to any other rights hereunder, a claim, prior to the claim of the Owners, for the payment of their compensation and the reimbursement of their expenses and indemnities and any advances made by them, as provided in this Section 10.4, upon the moneys and obligations in the Bond Fund and the Facility Fund, except for moneys representing the proceeds of any drawings under the Credit Facility and amounts received from the remarketing of Bonds and except for moneys or obligations deposited with or paid to the Trustee for the purchase, redemption or payment of Bonds which are deemed to have been paid or purchased in accordance with Article VIII hereof, Section 4.1 hereof, Section 4.2 hereof or Section 5.8 hereof. Except as provided in Section 10.6 of this Indenture, the Trustee shall not be required to take any action hereunder unless its fees and expenses are paid.

     SECTION 10.5. Notice of Events of Default. The Trustee and the Remarketing Agent shall not be required to take notice, or be deemed to have notice, of any default or Event of Default under this Indenture or any other of the Bond Documents, other than an Event of Default under clause (a), (b), (c), (d) or (e) of Section 9.1 hereof, unless an officer, agent or employee responsible for matters relating to the Bonds shall have actual knowledge of such default or Event of Default, or the Trustee shall have been specifically notified in writing of such default or Event of Default by Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding, by the Remarketing Agent or by the Credit Facility Provider.

     SECTION 10.6. Action by Trustee. Except as provided in Sections 5.6, 5.7 and 9.2 hereof with respect to drawings under the Credit Facility and the acceleration of the maturity of the Bonds for which no written request shall be required and no indemnity shall be sought, the Trustee shall be under no obligation to take any action in respect of any default or Event of Default hereunder or toward the execution or enforcement of any of the trusts hereby created, or to institute, appear in or defend any suit or other proceeding in connection therewith, unless requested so to do (a) by the Credit Facility Provider, or (b) in writing, by Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding and, if in its opinion such action may tend to involve it in expense or liability, unless furnished, from time to time as often as it may require, with security and indemnity satisfactory to it; provided, however, that the receipt of indemnity shall not be a condition to the Trustee’s obligations under Sections 5.6, 5.7 and 9.2 hereof with respect to drawings under the Credit Facility and the acceleration of the maturity of the Bonds, and provided further that the foregoing provisions are intended only for the protection of the Trustee, and shall not affect any discretion or power given by any provisions of this Indenture to the Trustee to take action in respect of any default or Event of Default without such notice or request from the Owners, or without such security or indemnity.

     SECTION 10.7. Good Faith Reliance. The Trustee, the Registrar, the Remarketing Agent, the Credit Facility Provider and the Paying Agent shall be protected and shall incur no liability in acting or proceeding, or in not proceeding or acting, in good faith upon any resolution, notice (including telephonic notice), telegram, telex or facsimile transmission, request, consent, waiver, certificate, statement, affidavit, voucher, bond, requisition or other paper or document which it shall in good faith believe to be genuine and to have been passed or signed by the proper board, body or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, the Credit Facility or the Loan Agreement, or upon the written opinion of any attorney, engineer, accountant or other expert believed by the Trustee, the Registrar, the Remarketing Agent, the Credit Facility Provider or the Paying Agent, as the case may be, to be qualified in relation to the subject matter, and the Trustee, the Registrar, the Remarketing Agent, the Credit Facility Provider or the Paying Agent shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument, but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements. Neither the Trustee, the Registrar, the Paying Agent, the Remarketing Agent nor the Credit Facility Provider shall be bound to recognize any person as an Owner or to take any action at such person’s request unless the Bond owned by such person shall be deposited with such entity or satisfactory evidence of the ownership of such Bond shall be furnished to such entity.

     SECTION 10.8. Dealings in Bonds and with Issuer and Borrower. The Trustee, the Paying Agent, the Registrar, the Remarketing Agent or the Credit Facility Provider, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds issued hereunder and may join in any action which any Owner may be entitled to take with like effect as if it did not act in any capacity hereunder. The Trustee, the Paying Agent, the Registrar, the Remarketing Agent or the Credit Facility Provider, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Borrower and may act as depositary, trustee or agent for any committee or body of owners secured hereby or other obligations of the Issuer or the Borrower as freely as if it did not act in any capacity hereunder.

     SECTION 10.9. Allowance of Interest. The Trustee may, but shall not be obligated to, allow and credit interest upon any moneys which it may at any time receive under any of the provisions of this Indenture, at such rate, if any, as it customarily allows upon similar funds of similar size and under similar conditions. All interest allowed on any such moneys shall be credited to the appropriate Fund as provided in Article VI with respect to interest on investments.

     SECTION 10.10. Construction of Indenture. The Trustee may construe any of the provisions of this Indenture insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the Owners of the Bonds.

     SECTION 10.11. Resignation of Trustee. The Trustee may resign and be discharged of the trusts created by this Indenture by executing an instrument in writing resigning such trust and specifying the date when such resignation shall take effect and filing the same with the Issuer and with the Borrower, the Registrar, the Paying Agent, the Remarketing Agent and the Credit Facility Provider, not less than 45 days before the date specified in such instrument when such resignation shall take effect, and by giving notice of such resignation by Mail, not less than three weeks prior to such resignation date, to all Owners of Bonds. Such resignation shall take effect on the day specified in such instrument and notice, unless previously a successor Trustee shall have been appointed as hereinafter provided, in which event such resignation shall take effect immediately upon the appointment of such successor Trustee. Notwithstanding the above, during any period in which the Credit Facility is in effect, such resignation shall not be effective until a successor Trustee has assumed the Trustee’s duties hereunder and the Credit Facility has been transferred to the successor Trustee.

     SECTION 10.12. Removal of Trustee. The Trustee may be removed by the Issuer or by Owners of not less than 25% in aggregate principal amount of Bonds Outstanding at any time by filing with the Trustee to be removed, and with the Issuer (if removed by such Owners), the Borrower, the Registrar, the Paying Agent, the Remarketing Agent and the Credit Facility Provider, an instrument or instruments in writing, approved in writing by the Issuer, appointing a successor, or an instrument or instruments in writing, consenting to the appointment by the Issuer (if removed by such Owners) of a successor and accompanied by an instrument of appointment of such successor by the Issuer, and in any event executed by Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding. Notwithstanding the above, during any period in which the Credit Facility is in effect, such removal shall not be effective until a successor Trustee has assumed the Trustee’s duties hereunder and the Credit Facility has been transferred to the successor Trustee. Upon removal of the Trustee, the successor Trustee shall notify all of the Owners of such removal and appointment.

     SECTION 10.13. Appointment of Successor Trustee. In case at any time the Trustee is removed, or is dissolved, or if its property or affairs are taken under the control of any state or federal court or administrative body because of insolvency or bankruptcy, or for any other reason, then a vacancy shall forthwith and ipso facto exist in the office of Trustee and a successor may be appointed, and in case at any time the Trustee resigns, then a successor may be appointed, by filing with the Issuer, the Borrower, the Registrar, the Paying Agent, the Remarketing Agent and the Credit Facility Provider an instrument in writing, executed by Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding. Any successor Trustee must be approved by the Issuer. Unless an Event of Default shall have occurred and be continuing, any successor Trustee must be approved by the Borrower, which approval will not be unreasonably withheld. Copies of such instrument shall be promptly delivered by the Issuer to the predecessor Trustee and to the Trustee so appointed.

     Until a successor Trustee is appointed by the Owners as herein authorized, the Issuer, by an instrument signed by the Authorized Issuer Representative, shall appoint a successor Trustee acceptable to the Borrower. After any appointment by the Issuer, it shall cause notice of such appointment to be given to the Registrar, the Paying Agent, the Remarketing Agent and the Credit Facility Provider and to be given by Mail by the successor Trustee to all Owners of Bonds. Any new Trustee so appointed by the Issuer shall immediately and without further act be superseded by a Trustee appointed by the Owners in the manner above provided.

     SECTION 10.14. Qualifications of Successor Trustee. Every successor Trustee (a) shall be a bank or trust company duly organized under the laws of the United States or any state or territory thereof authorized by law to perform all the duties imposed upon it by this Indenture, (b) shall have a combined capital stock, surplus and undivided profits (together with its parent company) of at least $50,000,000, and (c) shall be permitted under the Acts to perform the duties of the Trustee, if there can be located, with reasonable effort, such an institution willing and able to accept the Trust on reasonable and customary terms.

     SECTION 10.15. Judicial Appointment of Successor Trustee. In case at any time the Trustee resigns and no appointment of a successor Trustee is made pursuant to the foregoing provisions of this Article X prior to the date specified in the notice of resignation as the date when such resignation is to take effect, the resigning Trustee may apply to a court of competent jurisdiction for the appointment of a successor Trustee. If no appointment of a successor Trustee is made pursuant to the foregoing provisions of this Article X within 45 days after a vacancy shall have occurred in the office of Trustee, any Owner may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

     SECTION 10.16. Acceptance of Trusts by Successor Trustee. Any successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become duly vested with all the estates, property, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. Upon request of such Trustee, such predecessor Trustee and the Issuer shall execute and deliver an instrument transferring to such successor Trustee all the estates, property, rights, powers and trusts hereunder of such predecessor Trustee and, subject to the payment of amounts due the Trustee under Section 10.4 hereof, such predecessor Trustee shall pay over to the successor Trustee all moneys and other assets at the time held by it hereunder. During any period in which the Credit Facility is in effect, no successor Trustee shall become Trustee until the Credit Facility and all rights thereunder have been transferred to the successor Trustee.

     SECTION 10.17. Successor by Merger or Consolidation. Any corporation into which any Trustee hereunder may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything in this Indenture to the contrary notwithstanding; provided, that, during any period in which the Credit Facility is in effect, such corporation shall not become the successor Trustee until the Credit Facility and any rights thereunder have been transferred to such corporation.

     SECTION 10.18. Standard of Care. (a) The Trustee shall have no obligation to, but may require of the Issuer or the Borrower full information and advice as to performance of the covenants, conditions and agreements contained herein or in the Loan Agreement. Except for the Trustee’s gross negligence or willful misconduct, the Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with this Indenture.

          (b) The Trustee, prior to the occurrence of an Event of Default and after the waiver or curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants shall be read into this Indenture against the Trustee. The permissive right of the Trustee to do things enumerated in this Indenture and the Loan Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise under the circumstances in the conduct of such prudent person’s own affairs.

          (c) The Trustee shall be entitled to act on the opinion or advice of counsel concerning all matters of trust hereof and the duties hereunder and may in all cases pay reasonable compensation to all attorneys, agents and receivers as may reasonably be employed in connection with the trust hereof. The Trustee may act on an opinion of counsel and shall not be responsible for any loss or damage resulting from any action or nonaction by it taken or omitted to be taken in good faith in reliance on such opinion of counsel.

          (d) In the event it shall become necessary or desirable for the Trustee to make any investigation as to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding preparatory to taking or not taking any action, or doing or not doing anything, as such Trustee, and in any case in which this Indenture provides for permitting or taking any action, it may rely on any certificate required or permitted to be filed with it under the provisions of this Indenture or the Loan Agreement, and any such certificate shall be sufficient evidence of such fact, or the sufficiency or validity of such instrument, paper or proceeding to protect it in any action that it may or may not take, or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact, instrument, paper or proceeding.

     SECTION 10.19. Intervention in Litigation of the Issuer. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners, the Trustee may and shall, upon receipt of indemnity satisfactory to it and at the written request of Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding and if permitted by the court having jurisdiction in the premises, intervene on behalf of the Owners of the Bonds.

     SECTION 10.20. Paving Agent. The Issuer shall, with the approval of the Borrower, appoint or remove the Paying Agent for the Bonds. The Paying Agent, if the Paying Agent is not also the Trustee, shall designate to the Issuer and the Credit Facility Provider its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer under which such Paying Agent will agree, particularly:

          (a) to hold all sums held by it for the payment of the principal of or interest on Bonds in trust for the benefit of the Owners until such sums shall be paid to such Owners or otherwise disposed of as herein provided;

          (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Borrower and the Credit Facility Provider at all reasonable times; and

          (c) upon the request of the Trustee, to forthwith deliver to the Trustee all sums so held in trust by the Paying Agent.

     The Issuer shall cooperate with the Trustee, the Bank and the Borrower to cause the necessary arrangements to be made and to be thereafter continued whereby funds derived from the sources specified in Section 5.6 hereof will be made available for the payment when due of the principal of and interest on the Bonds presented at the Principal Office of the Paying Agent.

     SECTION 10.21. Qualifications of Paying Agent; Resignation; Removal. The Paying Agent shall (i) be a bank or trust company, duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits (together with the parent company) of at least $50,000,000, (ii) if the Bonds are rated by Moody’s, carry a Moody’s rating of Baa3 or better or be otherwise acceptable to Moody’s, (iii) if the Bonds are rated by S&P, carry an S&P rating of BBB- or better or be otherwise acceptable to S&P and (iv) be authorized by law to perform all the duties imposed upon it by this Indenture. The Paying Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days’ notice to the Issuer, the Borrower, the Remarketing

Agent, the Credit Facility Provider and the Trustee. The Paying Agent may be removed at any time, at the direction of the Borrower, by an instrument, signed by the Issuer, filed with the Paying Agent and the Trustee, notice of which is given to the Borrower, the Remarketing Agent and the Credit Facility Provider.

     In the event of the resignation or removal of the Paying Agent, the Paying Agent shall pay over, assign and deliver any moneys held by it in such capacity to its successor (which shall be appointed by the Issuer and approved by the Borrower) or, if there be no successor, to the Trustee.

     In the event that the Issuer fails to appoint a Paying Agent hereunder, or in the event that the Paying Agent resigns or is removed, or is dissolved, or if the property or affairs of the Paying Agent are taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, such that no Paying Agent exists under this Indenture, and the Issuer shall not have appointed any successor as Paying Agent, the Trustee shall ipso facto be deemed to be the Paying Agent for all purposes of this Indenture until the appointment by the Issuer of the Paying Agent or successor Paying Agent, as the case may be.

     SECTION 10.22. Remarketing Agent. The Issuer shall, with the approval of the Borrower and the Credit Facility Provider, appoint or remove the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 10.23 hereof. The Remarketing Agent shall designate its Principal Office to the Paying Agent, the Trustee and the Credit Facility Provider and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Remarketing Agent will agree, particularly:

          (a) to hold, and deliver to the Trustee, any Bonds delivered to it in trust for the benefit of the respective Owners which shall have so delivered such Bonds for purchase;

          (b) to deliver to the Trustee all moneys received by it hereunder in connection with the remarketing of the Bonds; and

          (c) to keep such books and records as shall be consistent with prudent industry practice.

     The Issuer shall cooperate with the Trustee, the Registrar, the Credit Facility Provider and the Borrower to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein and in the Loan Agreement will be made available for the purchase of Bonds presented at the Principal Office of the Trustee and whereby Bonds, executed by the Issuer and authenticated by the Trustee or its authenticating agent, shall be made available to the Remarketing Agent to the extent necessary for delivery pursuant to Section 4.5 hereof.

     SECTION 10.23. Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a national banking association, a bank organized and existing under the laws of any state of the United States of America, or a member of the National Association of

Securities Dealers, Inc., and authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days’ notice to the Issuer, the Credit Facility Provider, the Borrower and the Trustee Prior to the effective date of the Remarketing Agent’s resignation, the Borrower shall direct the Issuer to appoint a successor Remarketing Agent, which meets all of the requirements of this Indenture and has been approved by the Credit Facility Provider and the Borrower.

     The Remarketing Agent may be removed at any time at the direction of the Borrower, by an instrument signed by the Issuer and the Borrower and filed with the Remarketing Agent, the Credit Facility Provider and the Trustee; provided, however, that the removal of the Remarketing Agent shall not be effective until the Issuer, at the Borrower’s direction, has appointed a successor Remarketing Agent, which meets all of the requirements of this Indenture and has been approved by the Credit Facility Provider.

     In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there shall be no successor to the Trustee (provided that any such resignation or removal shall not become effective until the appointment of a successor Remarketing Agent).

     SECTION 10.24. Registrar. The Issuer shall, with the approval of the Borrower, appoint or remove the Registrar for the Bonds, subject to the conditions set forth in Section 10.25 hereof. The Registrar, if the Registrar is not also the Trustee, shall designate to the Trustee, the Paying Agent, the Remarketing Agent and the Credit Facility Provider its Principal Office and signify its acceptance of the duties imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Registrar will agree, particularly, to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Borrower, the Remarketing Agent, the Credit Facility Provider and the Paying Agent at all reasonable times.

     The Issuer shall cooperate with the Trustee, the Remarketing Agent and the Borrower to cause the necessary arrangements to be made and to be thereafter continued whereby Bonds, executed by the Issuer and authenticated by the Trustee or its authenticating agent, shall be made available for exchange, registration and registration of transfer at the Principal Office of the Registrar. The Issuer shall cooperate with the Trustee, the Registrar, the Remarketing Agent and the Borrower to cause the necessary agreements to be made and thereafter continued whereby the Paying Agent shall be furnished such records and other information, at such times as shall be required to enable the Paying Agent and the Remarketing Agent to perform the duties and obligations imposed upon them hereunder.

     SECTION 10.25. Qualifications of Registrar; Resignation; Removal. The Registrar shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital, surplus and retained earnings (together with the parent company) of at least $15,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Registrar may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days’ notice to the Issuer, the

Trustee, the Paying Agent, the Remarketing Agent, the Credit Facility Provider and the Borrower. The Registrar may be removed at any time, at the direction of the Borrower, by an instrument, signed by the Issuer, filed with the Registrar, the Trustee, the Remarketing Agent, the Credit Facility Provider and the Paying Agent.

     In the event of the resignation or removal of the Registrar, the Registrar shall deliver any Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

     In the event that the Issuer fails to appoint a Registrar hereunder, or in the event that the Registrar resigns or is removed, or is dissolved, or if the property or affairs of the Registrar are taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, such that no Registrar exists under this Indenture, and the Issuer shall not have appointed any successor as Registrar, the Trustee shall ipso facto be deemed to be the Registrar for all purposes of this Indenture until the appointment by the Issuer of the Registrar or successor Registrar, as the case may be.

     SECTION 10.26. Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent, the Remarketing Agent, the Registrar and authenticating agent and in any other combination of such capacities, to the extent permitted by law.

     SECTION 10.27. Initial Appointments. The Trustee is initially appointed as Registrar and Paying Agent hereunder, and hereby accepts such appointment. Manufacturers and Traders Trust Company is initially appointed as Remarketing Agent and has accepted such appointment pursuant to the Placement and Remarketing Agreement.

     SECTION 10.28. Co-Paying Agents, Co-Registrars and Authenticating Agent. The Issuer shall, at the direction of the Borrower, appoint such Co-Paying Agents and Co-Registrars as the Borrower may direct, any such appointments and acceptances of appointments to be upon the same conditions as set forth above for the appointment of the Paying Agent and the Registrar, respectively. The Trustee, by a written instrument delivered to the Issuer, the Paying Agent, the Remarketing Agent, the Credit Facility Provider and the Registrar, may appoint and designate an authenticating agent to authenticate Bonds on behalf of the Trustee.

     SECTION 10.29. Co-Trustees. It is the purpose hereof that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation hereunder and in particular in case of the enforcement of this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee and the Issuer enter into a supplemental indenture to appoint an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section are adapted to these ends.

     Upon the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold a security interest in the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in a separate Trustee or Co-Trustee appointed by the Trustee (such appointment not to be unreasonably withheld or delayed) but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every agreement and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

ARTICLE XI

REFERENCES TO CREDIT FACILITY PROVIDER; EXECUTION OF
INSTRUMENTS BY OWNERS AND PROOF OF OWNERSHIP OF BONDS

     SECTION 11.1. References to Credit Facility Provider. Upon the expiration of the Credit Facility and the payment of all amounts payable to the Credit Facility Provider under the Credit Facility Documents, as evidenced by a certificate from the Credit Facility Provider, all references to the Credit Facility Provider shall be ineffective; provided, that, if a Substitute Credit Facility has been delivered in accordance with the Loan Agreement and this Indenture, references to the Credit Facility Provider herein shall, unless the context clearly requires otherwise, refer to the issuer of such Substitute Credit Facility.

     If the Credit Facility Provider shall have wrongfully failed to honor any draft drawn under the Credit Facility made in accordance with the terms of the Credit Facility (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) by the Trustee under the Credit Facility, the rights of the Credit Facility Provider under Article IX hereof, except for the continuing right of the Credit Facility Provider to give the written notice referred to in Section 9.1 (d) hereof, shall be void.

     SECTION 11.2. Execution of Instruments; Proof of Ownership. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Owners or on their behalf by an attorney-in-fact may be in any number of concurrent instruments of similar tenor and may be signed or executed by Owners in person or by an agent or attorney-in-fact appointed by an instrument in writing or as provided in the Bonds. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

          (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgements within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

          (b) The ownership of Bonds shall be proved by the registration books kept under the provisions of Section 2.11 hereof.

     Nothing contained in this Article XI shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of matters herein stated which it may deem sufficient. Any request, consent of, or assignment by any Owner shall bind every future Owner of the same Bond or any Bond or Bonds issued in lieu thereof or on registration of transfer thereof in respect of anything done by the Trustee or the Issuer in pursuance of such request, consent or assignment.

     Any other provision of this Indenture to the contrary notwithstanding, so long as the Credit Facility Provider has not wrongfully failed to honor any draft drawn under the Credit Facility in accordance with the terms thereof, the Credit Facility Provider shall be deemed to be the holder of all of the Outstanding Bonds of the Series secured thereby for the purposes of giving or withholding any consent, vote or direction required or permitted to be given under this Indenture by holders of the Bonds, including (without limitation) any consent to any amendment of the Indenture or any of the other Bond Documents or any other agreement executed and delivered in connection with the issuance of the Bonds, provided that no amendment described in Section 12.3(a)(i), (ii) or (iii) shall be effected without the consent of the Bondholders required thereby. If, however, the Credit Facility Provider has wrongfully failed to honor a draft drawn under the Credit Facility in accordance with the terms thereof, then the Credit Facility Provider may still vote those Bonds which it then holds for its own account for purposes of giving or withholding any consent, vote or direction required or permitted to be given under this Indenture by holders of the Bonds, including (without limitation) any consent to any amendment of the Indenture or any of the other Bond Documents or any other agreement executed and delivered in connection with the issuance of the Bonds.

ARTICLE XII

MODIFICATION OF THIS INDENTURE AND
THE LOAN AGREEMENT

     SECTION 12.1. Limitations. Neither this Indenture nor the Loan Agreement shall be modified or amended in any respect subsequent to the first delivery of fully executed and authenticated Bonds except as provided in and in accordance with and subject to the provisions of this Article XII and Section 7.5 hereof.

     SECTION 12.2. Supplemental Indentures Without Owner Consent. Subject to Section 12.7 hereof, the Issuer and the Trustee may, from time to time and at any time, without the consent of or notice to the Owners, enter into Supplemental Indentures as follows:

          (a) to cure any formal defect, omission, inconsistency or ambiguity in this Indenture, provided that no such action shall adversely affect the interests of the Owners of the Bonds;

          (b) to add to the covenants and agreements of the Issuer in this Indenture other covenants or agreements, or to surrender any right or power reserved or conferred upon the Issuer, and which shall not adversely affect the interests of the Owners of the Bonds;

          (c) to confirm, as further assurance, any pledge of or lien on the Trust Estate or on any other moneys, securities or funds subject to the lien of this Indenture;

          (d) to comply with the requirements of the Trust Indenture Act of 1939, as from time to time amended;

          (e) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the Owners of the Bonds;

          (f) to implement the provisions of Section 2.15 hereof, which provide for the issuance of Additional Bonds;

          (g) to evidence or give effect to the delivery of a Substitute Credit Facility or the delivery of an Initial Credit Facility to secure the payment of, and provide payment for, any Series of Additional Bonds, including the delivery of a confirmation of any Credit Facility;

          (h) to change the terms for the payment of interest on Bonds purchased with a drawing under the Credit Facility;

          (i) to implement the provisions of Section 2.6 of this Indenture, which provide for registration of the Bonds in Book-Entry Form;

          (j) to make any change herein which is required by a rating agency as a condition precedent to obtaining a rating for the Bonds; and

          (k) to make any other change in this Indenture, provided that such change shall not become effective with respect to any Bond until the immediately succeeding Tender Date applicable to such Bond and provision shall have been made for the giving of notice of such change to the Person who is the Owner of the Bond immediately prior to the Tender Date and to subsequent purchasers of such Bond.

     Subject to Section 12.7 hereof, the Issuer and the Trustee may without the consent of the Owners but only after the Trustee has given 30 days’ prior written notice by Mail to the Owners, provide for an increase in the Maximum Rate, if approved by the Issuer, the Borrower and the Credit Facility Provider. So that the Trustee can give such notice to the Owners, the Borrower shall notify the Trustee in writing of the Maximum Rate increase approved by the Issuer, the Borrower, and the Credit Facility Provider.

     Before the Issuer and the Trustee enter into any Supplemental Indenture pursuant to this Section 12.2, there shall have been delivered to the Issuer, the Trustee, the Borrower, the Remarketing Agent and the Credit Facility Provider an opinion of Bond Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and the Acts, complies with their respective terms and will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     SECTION 12.3. Supplemental Indentures Requiring Owner Consent.

          (a) Except for any Supplemental Indenture entered into pursuant to Section 12.2 hereof, subject to the terms and provisions contained in this Section 12.3 and not otherwise, Owners of not less than 60% in aggregate principal amount of the Bonds then Outstanding shall have the right from time to time to consent to and approve the execution and delivery by the Issuer and the Trustee of any Supplemental Indenture deemed necessary or desirable by the Issuer for the purposes of modifying, altering, amending, supplementing or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that, unless approved in writing by the Owners of all the Bonds then Outstanding, nothing herein contained shall permit, or be construed as permitting, (i) a change in the times, amounts or currency of payment of the principal of or interest on any Outstanding Bond, a change in the terms of the purchase of any Outstanding Bond, or a reduction in the principal amount or redemption price of any Outstanding Bond or the rate of interest thereon or a change in the manner of determining the rate of interest thereon, or (ii) the creation of a claim or lien upon, or a pledge of, the Trust Estate ranking prior to or on a parity with the claim, lien or pledge created by this Indenture (except as referred to in Section 10.4 hereof), or (iii) a reduction in the aggregate principal amount of Bonds the consent of the Owners of which is required for any such Supplemental Indenture or which is required, under Section 12.6 hereof, for any Supplement to the Loan Agreement.

          (b) If at any time the Issuer requests the Trustee to enter into any Supplemental Indenture for any of the purposes of this Section 12.3, the Trustee shall cause notice of the proposed Supplemental Indenture to be given by Mail to the Remarketing Agent, the Credit Facility Provider and all Owners of Outstanding Bonds. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that a copy thereof is on file at the Principal Office of the Trustee for inspection by all Owners.

          (c) The Issuer and the Trustee may enter into such Supplemental Indenture in substantially the form described in such notice, after receipt by the Trustee of (i) the required consents, in writing, of Owners and of the Credit Facility Provider and the Remarketing Agent as required by Section 12.7 hereof and of the Borrower, to the extent required pursuant to Section 12.7 hereof, and (ii) an opinion of Bond Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and the Acts, complies with their respective terms and, upon the execution and delivery thereof, will be valid and binding upon the Issuer in accordance with its terms.

          (d) If Owners of not less than the percentage of the aggregate principal amount of Bonds required by this Section 12.3 shall have consented to and approved the execution and delivery thereof as herein provided, no Owner shall have any right to object to the execution and delivery of such Supplemental Indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution and delivery thereof, or to enjoin or restrain the Issuer or the Trustee from executing and delivering the same or from taking any action pursuant to the provisions thereof.

     SECTION 12.4. Effect of Supplemental Indenture. Upon the execution and delivery of any Supplemental Indenture pursuant to the provisions of this Article XII, this Indenture shall be, and be deemed to be, modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Issuer, the Trustee and all Owners of Outstanding Bonds shall thereafter be determined, exercised and enforced under this Indenture subject in all respects to such modifications and amendments.

     SECTION 12.5. Amendment of Loan Agreement Without Owner Consent. Without the consent of or notice to the Owners, the Issuer may modify, alter, amend or supplement the Loan Agreement, and the Trustee may consent thereto, (a) as may be required or permitted by the provisions of the Loan Agreement and this Indenture, or (b) for the purpose of curing any formal defect, omission, inconsistency or ambiguity therein or in connection with any other change therein, provided no such action is adverse to the Owners or the Borrower.

     Before the Issuer enters into, and the Trustee consents to, any Supplement to the Loan Agreement pursuant to this Section 12.5, there shall have been delivered to the Issuer, the Remarketing Agent, the Credit Facility Provider and the Trustee an opinion of Bond Counsel stating that such Supplement is authorized or permitted by this Indenture and the Acts, complies with their respective terms and will, upon the execution and delivery thereof, be valid and binding upon the Issuer and the Borrower in accordance with its terms.

     SECTION 12.6. Amendment of Loan Agreement Requiring Owner Consent. Except in the case of Supplements referred to in Section 12.5 hereof, the Issuer shall not enter into, and the Trustee shall not consent to, any amendment, change or modification of the Loan Agreement without the written approval or consent of the Owners of not less than 60% in aggregate principal amount of the Bonds then Outstanding, given and procured as provided in Section 12.3 hereof, provided, however, that, unless approved in writing by the Owners of all Bonds then Outstanding, nothing herein contained shall permit, or be construed as permitting, a change in the obligations of the Borrower under Sections 3.3 or 3.4 of the Loan Agreement. If at any time the Issuer or the Borrower shall request the consent of the Trustee to any such proposed Supplement, the Trustee shall cause notice thereof to be given in the same manner as provided by Section 12.3 hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed Supplement and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Owners. The Issuer may enter into, and the Trustee may consent to, any such proposed Supplement subject to the same conditions and with the same effect as provided in Section 12.3 hereof with respect to Supplemental Indentures.

     Before the Issuer enters into, and the Trustee consents to, any modification, alteration, amendment or supplement to the Loan Agreement pursuant to this Section 12.6, there shall have been delivered to the Issuer, the Remarketing Agent, the Credit Facility Provider and the Trustee an opinion of Bond Counsel stating that such Supplement is authorized or permitted by this Indenture and the Acts, complies with their respective terms and will, upon the execution and delivery thereof, be valid and binding upon the Issuer and the Borrower in accordance with its terms.

     SECTION 12.7. Consent of Credit Facility Provider, Remarketing Agent and Borrower Required. Notwithstanding any other provision of this Indenture, no Supplemental Indenture under this Article XII and no amendment of the Loan Agreement and no waiver of any of the provisions of this Indenture or of the Loan Agreement shall become effective unless the Credit Facility Provider and the Remarketing Agent shall have consented thereto in writing.

     Notwithstanding any other provision of this Indenture, no Supplemental Indenture which affects any rights, powers, agreements or obligations of the Borrower under the Loan Agreement, or requires a revision of the Loan Agreement, shall become effective unless and until the Borrower in its sole discretion shall have consented to such Supplemental Indenture in writing.

     SECTION 12.8. Action of Trustee. The Trustee may, but shall not be obligated to, execute any Supplemental Indenture or consent to any amendment of the Loan Agreement or any of the other Bond Documents that affects its rights, duties or immunities under this Indenture or otherwise.

     SECTION 12.9. Certain Notices to Rating Agencies and Remarketing Agent. The Trustee hereby agrees to inform the Remarketing Agent, Moody’s (if the Bonds are then rated by Moody’s) and S&P (if the Bonds are then rated by S&P) in writing of (a) any Supplement to the Bond Documents to which it is a party or of which it has actual knowledge, (b) any redemption or payment of the Bonds in whole pursuant to this Indenture, (c) any expiration, termination or extension of the Credit Facility, (d) any change in the identity of the Trustee and (e) any change in the identity of the Remarketing Agent. Notwithstanding the foregoing provisions of this Section 12.9, it is expressly understood and agreed that the Trustee agrees to give the notices described above and to forward to Moody’s and S&P copies of such notices that the Trustee specifically agrees herein to forward as a matter of courtesy and accommodation, but shall not be liable or have any legal or contractual obligation to Moody’s or S&P to provide the notices described above or elsewhere in this Indenture.

ARTICLE XIII

MISCELLANEOUS

     SECTION 13.1. Successors of Issuer. In the event of the dissolution of the Issuer, all the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of, or for the benefit of, the Issuer, shall bind or inure to the benefit of the successors of the Issuer from time to time and any entity, officer, board, commission, agency or instrumentality to whom or to which any power or duty of the Issuer shall be transferred.

     SECTION 13.2. Parties in Interest. Except as herein otherwise specifically provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person, firm or corporation, other than the Issuer, the Paying Agent, the Registrar, the Borrower, the Remarketing Agent, the Credit Facility Provider and the Trustee and the Owners of Bonds issued hereunder, any right, remedy or claim under or by reason of this Indenture, this Indenture being intended to be for the sole and exclusive benefit of the Issuer, the Paying Agent, the Registrar, the Borrower, the Remarketing Agent, the Credit Facility Provider and the Trustee and the Owners of Bonds issued hereunder.

     SECTION 13.3. Severability. In case any one or more of the provisions of this Indenture or of the Loan Agreement or of the Bonds issued hereunder shall, for any reason, be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Indenture, the Loan Agreement, or such Bonds, and this Indenture, the Loan Agreement and such Bonds shall be construed and enforced as if such illegal or invalid provisions had not been contained herein or therein.

     SECTION 13.4. No Personal Liability of Issuer Officials. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any official, officer, agent or employee of the Issuer, the Department or the State in his individual capacity, and neither the officers or employees of the Issuer, the Department or the State nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

     SECTION 13.5. Bonds Owned by Issuer or Borrower. In determining whether Owners of the requisite aggregate principal amount of the Bonds have concurred in any direction, consent or waiver under this Indenture, Bonds which are owned by the Issuer or the Borrower or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Borrower (unless the Issuer, the Borrower or such person own all Bonds which are then Outstanding, determined without regard to this Section 13.5) shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Issuer or the Borrower or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Borrower. For purposes of this Section 13.5, Bonds purchased with a drawing under the Credit Facility and registered in the name of the Credit Facility Provider as pledgee or otherwise at the direction of the Credit Facility Provider, shall be regarded as Outstanding, In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 13.6. Counterparts. This Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same Indenture.

     SECTION 13.7. Governing Law. The laws of the State shall govern the construction and enforcement of this Indenture and of all Bonds issued hereunder.

     SECTION 13.8. Notices. Except as otherwise provided in this Indenture, all notices, demands, requests, consents, approvals, certificates or other communications required under this Indenture to be in writing shall be sufficiently given and shall be deemed to have been properly given three days after the same is mailed by certified mail, postage prepaid, return receipt requested, addressed to the person to whom any such notice, demand, request, approval, certificate or other communication is to be given, at the appropriate address for the Principal Office of such person designated below:

Issuer:	Maryland Industrial Development Financing Authority
217 East Redwood Street, 22nd Floor
Baltimore, Maryland 21202
Attention: Executive Director

Borrower:	Avalon Pharmaceuticals, Inc.
20358 Seneca Meadows Parkway
Germantown, Maryland 20876
Attention: Chief Financial Officer and General Counsel

with a copy to:

Mark I. Gruhin, Esq.
Schmeltzer, Aptaker & Shepard, P.C.
Suite 1000
2600 Virginia Avenue, N.W.
Washington, DC 20037-1922

Trustee, Paying Agent and Registrar:	Allfirst Trust Company National Association 25 South Charles Street, 16th Floor Mail Code 101-951 Baltimore, Maryland 21201 Attention: Corporate Trust Department

with a copy to:

Alan S. Mark, Esq.
Paley, Rothman, Goldstein,
Rosenberg & Cooper, Chartered 4800 Hampden Lane
7th Floor
Bethesda, Maryland 20814

Credit Facility Provider:	Manufacturers and Traders Trust Company 1410 Spring Hill Road, Suite 125

McLean, Virginia 22101
Attention: Dave DiLuigi

and

Manufacturers and Traders Trust Company
25 South Charles Street, 15th Floor
Baltimore, Maryland 21202
Attention: Letter of Credit Department

with a copy to:

Fred Levy, Esq.
Sonnenschein, Nath & Rosenthal
1301 K Street, N.W.
Suite 600, East Tower
Washington, DC 20005

Remarketing	Manufacturers and Traders Trust Company
Agent:	Mail Code 101–343
25 South Charles Street, 12th Floor
Baltimore, Maryland 21201 Attention: Treasury and Securities Markets Division

with a copy to:

Alan S. Mark, Esq.
Paley, Rothman, Goldstein,
Rosenberg & Cooper, Chartered
4800 Hampden Lane
7th Floor
Bethesda, Maryland 20814

Any of the foregoing may, by notice given hereunder to each of the others, designate any further or different addresses to which subsequent notices, demands, requests, consents, approvals, certificates or other communications shall be sent hereunder. During any period in which the Registrar and the Paying Agent are the same and have the same address, any notice required to be given to either the Registrar or the Paying Agent, or both, may be given by one notice to the address for the Registrar and Paying Agent set forth above.

     Copies of notices furnished in accordance with this Section are for convenience only and the failure to furnish any such copy shall not affect the sufficiency of any notice hereunder.

     SECTION 13.9. Holidays. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Indenture, shall not be a Business Day, such payment may, unless otherwise provided in this Indenture or the Loan

Agreement, be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Indenture, and in the case of payment no interest shall accrue for the period after such nominal date.

     SECTION 13.10. Effective Date. This Indenture has been dated as of the date first above written solely for the purpose of convenience of reference and shall become effective upon its execution and delivery, on the Closing Date, by the parties hereto. All representations and warranties set forth herein shall be deemed to have been made on the Closing Date.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

86

     IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed by its Chairman and its official seal to be impressed hereon and attested by its Executive Director, and the Trustee has caused this Indenture to be executed on its behalf by one of its duly authorized officers and its corporate seal to be impressed hereon, all as of the date first above written.

ATTEST:	MARYLAND INDUSTRIAL DEVELOPMENT
FINANCING AUTHORITY,
as Issuer

/s/ Dr. Gregory Cole	By:	/s/ Bernard Koman

Name: Dr. Gregory Cole		Name: Bernard Koman
Title: Executive Director		Title: Chairman
[SEAL]

ATTEST:	ALL FIRST TRUST COMPANY NATIONAL
ASSOCIATION, as Trustee

/s/ Ronald J. Kruppa	By:	/s/ Sharon A. Surguy

Name: Ronald J. Kruppa		Name: SHARON A. SURGUY
Title: Authorized Officer		Title: Authorized Officer

[SEAL]

EXHIBIT A
FORM OF SERIES 2003 BOND

THIS BOND IS ISSUED UNDER THE PROVISIONS OF THE MARYLAND ECONOMIC DEVELOPMENT REVENUE BOND ACT, AS AMENDED, AND THE MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY ACT, AS AMENDED, AND DOES NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH AND CREDIT OF THE STATE OF MARYLAND, THE MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, THE MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY OR ANY OTHER PUBLIC INSTRUMENTALITY OR PUBLIC BODY IS PLEDGED.

REGISTERED	REGISTERED
No. R- ___	$

MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
TAXABLE VARIABLE RATE DEMAND REVENUE BOND
(AVALON PHARMACEUTICALS, INC. FACILITY)
SERIES 2003

INTEREST RATE	REFERENCE DATE	MATURITY DATE	CUSIP
(as described herein)	as of April 1, 2003	First Business Day of
April, 2013

Registered Owner: CEDE & CO.

Principal Sum:	($ )

     MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body politic and corporate and a public instrumentality of the State of Maryland (the “Issuer”), for value received, hereby promises to pay (solely from the Trust Estate (as defined herein), and other moneys pledged therefor) to the Registered Owner shown above, or registered assigns or legal representative, on the Maturity Date shown above (or earlier as provided herein), the Principal Sum shown above, and to pay (solely from the Trust Estate, and other moneys pledged therefor) interest on such Principal Sum from and including the most recent date to which interest shall have been paid hereon, or if no interest has been paid hereon, from the date of initial issuance and delivery of the Series 2003 Bonds (as defined herein), until payment of such Principal Sum has been made or duly provided for in accordance with the Indenture (as defined herein), which interest shall be payable at the Variable Rate (as defined in the Indenture and described herein) and on the Interest Payment Date (as defined in the Indenture and described herein).

     The principal of this Bond, and interest accrued hereon prior to an Interest Payment Date, are payable at the corporate trust office of Allfirst Trust Company, National Association, in Baltimore, Maryland, the Trustee (the “Trustee” which term includes any successor Trustee

1

EXHIBIT A
FORM OF SERIES 2003 BOND

appointed in accordance with the Indenture), acting as Paying Agent (the “Paying Agent”) under the Indenture, or at the principal office of any Co-Paying Agent or successor Paying Agent appointed in accordance with the Indenture, upon presentation and surrender hereof as the same become due. The interest so payable on any Interest Payment Date shall be paid to the Owner (as defined herein) in whose name this Bond is registered at the close of business on the Record Date (as defined herein) by check mailed to such Owner at such Owner’s address as it appears on the registration books maintained by the Registrar (as defined herein) or at such other address as is furnished to the Paying Agent in writing by such Owner.

     At the option of any Owner of at least 25% in aggregate principal amount of Series 2003 Bonds Outstanding, any payment due on the Series 2003 Bonds owned by such Owner may be transmitted by wire transfer to such Owner, at such Owner’s written request, to the bank account number on file with the Registrar on the fifth day before the Record Date or, if any such day is not a Business Day (as defined herein), the Business Day immediately preceding such day. Such instructions shall remain in effect until revoked in writing by such Owner. Furthermore, at the option of the Credit Facility Provider (as defined herein), the principal of and interest on all Pledged Bonds (as defined in the Indenture) may be transmitted by wire transfer to the Credit Facility Provider at the Credit Facility Provider’s written request, to the bank account number on file with the Registrar on the fifth day before the Record Date or, if any such day is not a Business Day, the Business Day immediately preceding such day. Payment of the principal of and interest on, and the purchase price of, this Bond shall be in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts, but only from the Revenues and from any other moneys made available to the Issuer for such purpose.

     If any payment of the principal of or interest on, or purchase price of, this Bond is due on a day that is not a Business Day, such payment will be made on the next succeeding Business Day, and no interest will accrue on the amount of such payment during the intervening period.

     IN CERTAIN CIRCUMSTANCES THIS BOND MAY BE DEEMED TO HAVE BEEN TENDERED AND PURCHASED OR PAID PRIOR TO THE MATURITY DATE HEREOF, AS DESCRIBED HEREIN.

     This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the Trustee or a duly authorized authenticating agent, by execution of the certificate of authentication inscribed hereon.

     THIS BOND AND THE PREMIUM (IF ANY) AND INTEREST HEREON, AND THE PURCHASE PRICE HEREOF, ARE LIMITED OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON, AND THE PURCHASE PRICE OF, WHICH ARE PAYABLE SOLELY FROM THE REVENUES TO BE RECEIVED IN CONNECTION WITH THE FINANCING AND REFINANCING OF THE 2003 FACILITY AND ANY ADDITIONAL FACILITIES AND FROM ANY

2

EXHIBIT A
FORM OF SERIES 2003 BOND

OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE. NEITHER THIS BOND NOR ANY PREMIUM OR INTEREST HEREON, NOR THE PURCHASE PRICE HEREOF, SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF MARYLAND, THE MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT (THE “DEPARTMENT”), THE ISSUER OR ANY OTHER PUBLIC BODY WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER PROVISION OR STATUTORY LIMITATION AND NONE OF THE ABOVE SHALL EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY. THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER OR ANY OTHER PUBLIC BODY IS PLEDGED. THE ISSUER HAS NO TAXING POWER.

     1. The Series 2003 Bonds; Indenture; Loan Agreement. This Bond is one of a duly authorized series of bonds designated “Maryland Industrial Development Financing Authority Taxable Variable Rate Demand Revenue Bonds (Avalon Pharmaceuticals, Inc. Facility), Series 2003,” in the original aggregate principal amount of $12,000,000 (the “Series 2003 Bonds”), issued under and pursuant to the Maryland Industrial Development Financing Authority Act, as amended, and the Maryland Economic Development Revenue Bond Act, as amended (collectively, the “Acts”), and the Trust Indenture dated as of April 1, 2003 (the “Indenture”), between the Issuer and the Trustee. Pursuant to the Loan Agreement dated as of April 1, 2003 (the “Loan Agreement”) between the Issuer and Avalon Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the Issuer shall make a loan of the proceeds of the Series 2003 Bonds (the “Series 2003 Loan”) to the Borrower to be applied to the costs of financing certain capital projects.

     2. Credit Facility. Concurrently with the issuance of the Series 2003 Bonds, in order to secure the timely payment of the principal of and interest on, and the purchase price of, the Series 2003 Bonds, the Borrower has caused to be delivered to the Trustee an irrevocable transferable letter of credit (the “2003 Letter of Credit”) issued by Manufacturers and Traders Trust Company, a New York banking corporation (the “Bank”). The Trustee shall be entitled under the 2003 Letter of Credit to draw up to (a) an amount sufficient to pay (i) the principal of the Outstanding Series 2003 Bonds when due, or (ii) the portion of the purchase price of Outstanding Bonds Tendered or Deemed Tendered for Purchase (as defined herein), and not remarketed, corresponding to the principal amount of such Series 2003 Bonds, plus (b) an amount equal to 50 days’ accrued interest on the Outstanding Series 2003 Bonds, at the Maximum Rate (as defined herein) to pay (i) interest on the Outstanding Series 2003 Bonds when due, or (ii) the portion of the purchase price of Outstanding Bonds Tendered or Deemed Tendered for Purchase, and not remarketed, corresponding to accrued interest on such Series 2003 Bonds.

     BY ACCEPTANCE OF THIS BOND, THE OWNER HEREOF ACKNOWLEDGES AND CONSENTS TO THE FACT THAT THE BANK IS PROVIDING THE 2003 LETTER OF CREDIT AND IS ACTING AS PLACEMENT AND REMARKETING AGENT FOR THE

3

EXHIBIT A
FORM OF SERIES 2003 BOND

SERIES 2003 BONDS AND ITS SUBSIDIARY, ALL FIRST TRUST COMPANY, NATIONAL ASSOCIATION, IS ACTING AS TRUSTEE AND AS REGISTRAR AND PAYING AGENT WITH RESPECT TO THE SERIES 2003 BONDS.

     The 2003 Letter of Credit, unless it expires earlier as provided therein or is previously extended by the Bank, will expire at 2:00 P.M., prevailing Baltimore, Maryland time, on April 8, 2008. PRIOR TO THE EXPIRATION OF THE 2003 LETTER OF CREDIT OR ANY OTHER CREDIT FACILITY (AS DEFINED HEREIN) THEN IN EFFECT, THE BORROWER, UPON THE CONDITIONS SPECIFIED IN THE INDENTURE AND THE LOAN AGREEMENT, MAY, BUT IS NOT OBLIGATED TO, PROVIDE FOR THE DELIVERY TO THE TRUSTEE OF A SUBSTITUTE CREDIT FACILITY (AS DEFINED IN THE INDENTURE), IN SUBSTITUTION FOR THE 2003 LETTER OF CREDIT OR FOR SUCH OTHER CREDIT FACILITY THEN IN EFFECT. The effective date of any Substitute Credit Facility constitutes a Termination Date (as defined herein) and a Mandatory Tender Date (as defined herein) on which the Bonds are subject to mandatory tender and purchase.

     3. Additional Bonds. The Indenture provides that Additional Bonds may be issued within the limitations and provisions of the Indenture. The Series 2003 Bonds and any Additional Bonds are referred to herein collectively as the “Bonds.” All Bonds issued pursuant to the Indenture shall be secured equally and ratably by the Trust Estate to the extent provided in the Indenture; provided, however, that a Credit Facility securing a Series (as defined in the Indenture) of Bonds shall secure only that particular Series of Bonds and no other and shall not be available to pay the principal of, interest on, or the purchase price of, any other Series of Bonds.

     4. Definitions. Each of the following terms, as used herein, shall have the meaning given to such term by the language employed in this paragraph defining such term, unless the context clearly indicates otherwise. Any other term used herein as a defined term, but which is not defined in this paragraph or elsewhere herein, shall have the meaning given to such term by the Indenture, unless the context clearly indicates otherwise.

     “Adjustment Date” means each of (a) April 11, 2003, (b) the Friday of each week thereafter or, if any such Friday is not a Business Day, the immediately succeeding Business Day, and (c) each Mandatory Tender Date.

     “Authorized Denomination” means $100,000 or any integral multiple of $5,000 in excess of $100,000.

     “Bonds Tendered or Deemed Tendered for Purchase” means Bonds tendered, or deemed to have been tendered, to the Trustee for purchase on an Optional Tender Date or on a Mandatory Tender Date, in accordance with the Indenture.

     “Business Day” or “business day” means any day other than a day on which either (a) banks located in any of the cities in which the Principal Office of the Trustee, the Credit Facility Provider, the Paying Agent and the Remarketing Agent is located are required or

4

EXHIBIT A
FORM OF SERIES 2003 BOND

authorized by law or executive order to close for business, or (b) The New York Stock Exchange is closed.

     “Credit Facility” means (a) the 2003 Letter of Credit, (b) any Substitute Credit Facility and (c) any Initial Credit Facility (as defined in the Indenture).

     “Credit Facility Provider” means (a) the Bank and (b) the issuer of any Credit Facility, if any, other than the 2003 Letter of Credit, then in effect.

     “Letter of Credit” means either the 2003 Letter of Credit or any Additional Letter of Credit.

     “Loans” means, collectively, the Series 2003 Loan and the loan by the Issuer to the Borrower of the proceeds of any Series of Additional Bonds.

     “Mandatory Tender Notice” means a notice of a Mandatory Tender Date given by the Trustee in accordance with Section 4.2 of the Indenture, which notice shall state the matters set forth in the Indenture and shall be given by the Trustee to the Owners at least 35 days prior to each Mandatory Tender Date.

     “Maximum Rate” means 12% per annum, or such higher or lower rate per annum to which the Maximum Rate may be changed in accordance with Section 2.4 of the Indenture.

     “Owner” or “Owners” or “Owner of Bonds” or “Owners of Bonds” means the person or persons in whose name any Bond is registered on the books of the Issuer maintained by the Registrar.

     “Record Date” means (a) the last day before each Interest Payment Date, and (b) in the case of the payment of any defaulted interest, the fifth day before such payment; provided, however, that if any such day is not a Business Day, the Record Date will be the Business Day immediately preceding such day.

     “Registrar” or “Bond Registrar” means the Trustee, or any successor Registrar appointed under the Indenture.

     “Remarketing Agent” means Manufacturers and Traders Trust Company, a New York banking corporation, or any successor Remarketing Agent appointed under the Indenture, its successors and assigns.

     “Revenues” means (a) all moneys paid or payable to the Trustee for the account of the Issuer pursuant to the Loan Agreement and all revenues of the Issuer attributable to the financing and refinancing of the 2003 Facility and any Additional Facilities (as defined in the Indenture) with the proceeds of the Bonds, including (without limitation) any moneys realized from the liquidation and sale of any security for the Loans, (b) any moneys received under any of the other Bond Documents (as defined in the Indenture), (c) all moneys drawn under the Credit

5

EXHIBIT A
FORM OF SERIES 2003 BOND

Facility and deposited in the Bond Fund to pay principal of the Bonds (whether at maturity or upon acceleration of maturity or after notice of redemption or prepayment or otherwise), or to pay interest on, or the purchase price of, the Bonds when due, and (d) all other receipts of the Trustee credited under the provisions of the Indenture against such payments; provided that the term “Revenues” does not include Reserved Rights of the Issuer (as defined in the Indenture).

     “Tender Date” means (a) an Optional Tender Date, or (b) a Mandatory Tender Date.

     “Trust Estate” means and includes:

          (a) the Revenues;

          (b) all of the Issuer’s right, title and interest in and to and remedies under the Loan Agreement and all other Bond Documents, including (without limitation) any and all security for the Loan referred to therein;

          (c) all moneys which are at any time or from time to time on deposit in the Bond Fund, the Facility Fund and the Net Proceeds Escrow Fund (each as defined in the Indenture); and

          (d) all right, title and interest in and to and all remedies with respect to any and all other property of every description and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent, to the Trustee; provided, however, that the term “Trust Estate” does not include Reserved Rights of the Issuer.

     “2003 Letter of Credit” means the Letter of Credit that provides payment for and secures the payment of the Series 2003 Bonds.

     5. Trust Estate; Security. The Bonds are equally and ratably secured, to the extent provided in the Indenture, by the pledge thereunder of the Trust Estate. The Borrower’s Letter of Credit Obligations are secured by, among other things, a Security Agreement dated as of April 1, 2003 in favor of the Bank. The Issuer, pursuant to the Indenture, has pledged and assigned to the Credit Facility Provider, as security for the Borrower’s Credit Facility Obligations, all of the Trust Estate assigned in the Indenture to the Trustee as security for the payment of the Bonds, which assignment to the Credit Facility Provider is subordinate to the simultaneous assignment thereof to the Trustee (except as otherwise provided in Section 9.13 of the Indenture).

     6. Reference to Documents. Reference is hereby made to the Indenture, the Loan Agreement and all of the other Bond Documents, copies of which are on file with the Trustee, and the 2003 Letter of Credit, which is held by the Trustee, for the provisions, among others, with respect to (a) the nature and extent of the rights, duties and obligations of the Issuer, the Borrower, the Trustee, the Registrar, the Paying Agent, the Remarketing Agent and the Owners of the Bonds, and certain rights of the Credit Facility Provider, (b) the provisions under which the Bonds

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EXHIBIT A
FORM OF SERIES 2003 BOND

Outstanding under the Indenture, and all accrued and unpaid interest thereon, may become or may be declared due and payable before the stated maturity thereof, (c) provisions under which Additional Bonds may be issued, (d) provisions under which the lien of the Indenture may be discharged, and (d) provisions relating to the modification and amendment of the Indenture and the Loan Agreement. The Owner of this Bond, by the acceptance hereof, is deemed to have agreed and consented to the terms and provisions of the Indenture, the Loan Agreement and all of the other Bond Documents, and the 2003 Letter of Credit, all of which are incorporated herein by reference.

     7. Interest Rate on the Series 2003 Bonds. (a) Variable Rate; Interest Payment Dates. The Series 2003 Bonds shall bear interest at the Variable Rate. From and including the date of initial authentication and delivery of the Series 2003 Bonds to and including April 11, 2003, the Series 2003 Bonds shall bear interest at the rate set forth in Section 2.4 of the Indenture. Thereafter, the Variable Rate shall be determined as provided in subsection (b) below. The interest payable on the Series 2003 Bonds will be computed on the basis of a year of 365 days (366 days in leap years) for the actual number of days elapsed and shall be payable on each Interest Payment Date which shall be (i) the first Business Day of each month, commencing as of May 1, 2003, (ii) each Mandatory Tender Date, and (iii) the maturity date of the Series 2003 Bonds.

          (b) Determination of the Variable Rate. The Variable Rate shall be determined by the Remarketing Agent on each Adjustment Date in accordance with the terms and conditions of the Placement and Remarketing Agreement. The Variable Rate determined by the Remarketing Agent on each Adjustment Date shall be and remain in effect from and including such Adjustment Date, to but excluding, the earlier of (i) the immediately succeeding Adjustment Date and (ii) the immediately succeeding Mandatory Tender Date.

          (c) Maximum Rate. Notwithstanding the foregoing provisions of this paragraph 7, so long as a Credit Facility is in effect with respect to the Series 2003 Bonds, the interest rate payable on the Series 2003 Bonds may not exceed the Maximum Rate. The Issuer may from time to time, upon the written request of the Borrower, change the Maximum Rate upon the terms and conditions as provided in Section 2.4 of the Indenture.

          (d) Interest Rates Conclusive and Binding. The determination by the Remarketing Agent of the Variable Rate as provided herein and in the Indenture shall be conclusive and binding upon the Issuer, the Trustee, the Borrower, the Paying Agent, the Registrar, the Remarketing Agent, the Credit Facility Provider, the Owners of the Series 2003 Bonds and all other persons.

     8.   Redemption.

          (a) Redemption of Bonds Prior to Maturity, In the manner and with the effect provided in the Indenture, the Series 2003 Bonds are subject to redemption prior to maturity as follows:

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EXHIBIT A
FORM OF SERIES 2003 BOND

     (i) Mandatory Redemption in the Amount of Excess Bond Proceeds . The Series 2003 Bonds shall be redeemed by the Issuer (solely from the Trust Estate), in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof, in the amount of Excess Bond Proceeds transferred to the Principal Account from the Facility Fund pursuant to Section 5.5 of the Indenture, such redemption to be made on the first Interest Payment Date that is at least 45 days following receipt by the Trustee of the Completion Certificate (as defined in the Indenture).

     (ii) Mandatory Redemption in the Amount of Net Proceeds and Proceeds from the Disposition of Certain Equipment. The Series 2003 Bonds shall be redeemed by the Issuer (solely from the Trust Estate) in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount thereof, in the amount of moneys in the Principal Account furnished by the Borrower, or by the Credit Facility Provider on behalf of the Borrower, representing Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement, such redemption to be made on the next Interest Payment Date that is at least 45 days after receipt of such Net Proceeds or proceeds from the disposition of certain equipment pursuant to Section 9.9 of the Letter of Credit Agreement.

     (iii) Mandatory Redemption in Amount of Annual Reduction of Principal Portion of Stated Amount of the Letter of Credit. The Series 2003 Bonds shall be redeemed by the Issuer, in whole or in part, on any Interest Payment Date, at a redemption price equal to the principal amount of the Series 2003 Bonds being redeemed, in an amount equal to any annual reduction of the Principal Portion of the Stated Amount of the Letter of Credit made in accordance with the provisions of Section 4.9 and Schedule A of the Letter of Credit Agreement, as the same may be amended from time to time (plus accrued interest through the date of redemption). Such redemption shall be made at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least 45 days prior to the date fixed for redemption in the Letter of Credit Agreement), and upon notice by the Trustee, in the name of the Issuer, to the Owners as set forth in Section 3.3 hereof.

     (iv) Optional Redemption on Interest Payment Dates. The Series 2003 Bonds shall be subject to optional redemption by the Issuer (solely from the Trust Estate), at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least 45 days prior to the date fixed for redemption), upon notice to the Owners as set forth in subparagraph (c) below, in whole or in part (but in part only if the aggregate principal amount of the Outstanding Series 2003 Bonds immediately following such redemption will be at least $500,000), on any Interest Payment Date, at a redemption price equal to the principal amount of the Series 2003 Bonds to be redeemed.

     (v) Redemption on Mandatory Tender Dates. The Series 2003 Bonds shall be subject to redemption by the Issuer (solely from the Trust Estate), at the written direction of the Borrower to the Trustee (such direction to be given by the Borrower at least

8

EXHIBIT A
FORM OF SERIES 2003 BOND

45 days prior to the date fixed for redemption), upon notice to the Owners of the Series 2003 Bonds as set forth in subparagraph (c) below, in whole or in part on any Mandatory Tender Date, at a redemption price equal to the principal amount of the Series 2003 Bonds to be redeemed.

     Series 2003 Bonds, or portions of Series 2003 Bonds, redeemed as described above shall be redeemed in Authorized Denominations; provided, however, that no partial redemption shall be permitted if such redemption would result in a Series 2003 Bond in a denomination of less than $100,000.

          (b) Selection of Bonds To Be Redeemed. If fewer than all the Series 2003 Bonds are called for redemption, the particular Series 2003 Bonds or portions thereof to be redeemed shall be selected by the Trustee, in such manner as the Trustee, in its discretion, may deem appropriate and fair, in the principal amounts required by the Indenture.

          (c) Notice of Redemption. In the event any of the Series 2003 Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (i) state the matters required by Section 3.3 of the Indenture, and (ii) be given by Mail by first-class postage, not more than 45 days and not less than 30 days prior to the date fixed for redemption, to the Owners of Series 2003 Bonds or portions of Series 2003 Bonds to be redeemed, at the addresses shown on the registration books of the Registrar as of the third day immediately preceding the date on which notice by Mail is given, or, if any such day is not a Business Day, the Business Day immediately preceding such day. The failure to give notice by Mail to any Owner of any Series 2003 Bonds to be redeemed, or any defect therein, shall not affect the validity of the proceedings for redemption of any other Series 2003 Bonds. Upon presentation and surrender of Series 2003 Bonds so called for redemption at the place or places of payment, such Bonds or such portions thereof shall be redeemed.

          (d) Effect of Notice of Redemption. Series 2003 Bonds or portions thereof called for redemption shall become due and payable on the date fixed for redemption at the redemption price provided for herein. ANY SERIES 2003 BOND OR PORTION THEREOF CALLED FOR REDEMPTION WHICH IS NOT DELIVERED TO THE TRUSTEE ON THE DATE FIXED FOR REDEMPTION SHALL NONETHELESS BE DEEMED TO HAVE BEEN REDEEMED AND PAID IF MONEYS FOR ITS REDEMPTION HAVE BEEN DEPOSITED WITH THE TRUSTEE ON OR BEFORE SUCH DATE FIXED FOR REDEMPTION IN ACCORDANCE WITH THE INDENTURE; AND (I) INTEREST ON SUCH BOND OR PORTION THEREOF CALLED FOR REDEMPTION SHALL CEASE TO ACCRUE TO THE OWNER THEREOF AS OF SUCH DATE FIXED FOR REDEMPTION, AND (II) THE OWNER OF SUCH BOND OR PORTION THEREOF SHALL CEASE TO BE ENTITLED TO THE BENEFITS AND SECURITY OF THE INDENTURE AS OF SUCH DATE FIXED FOR REDEMPTION, EXCEPT TO RECEIVE THE MONEYS REPRESENTING THE REDEMPTION PRICE OF SUCH BOND AGAINST DELIVERY THEREOF AT THE PRINCIPAL OFFICE OF THE TRUSTEE.

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EXHIBIT A
FORM OF SERIES 2003 BOND

          (e) Payment of Redemption Price. The redemption price to be paid for Series 2003 Bonds redeemed pursuant to this paragraph 8 and the Indenture shall be accompanied by all interest accrued on the Series 2003 Bonds to be redeemed to the date fixed for redemption. Bonds, or portions thereof, redeemed pursuant to this paragraph 8 and the Indenture shall be redeemed in Authorized Denominations.

          (f) Provisions Applicable to Book-Entry Bonds. Whenever this Bond shall be maintained in Book-Entry Form with a Depository in accordance with Section 2.6 of the Indenture, in the event that part, but not all, of this Bond shall be called for redemption, the holder of this Bond may elect not to surrender this Bond in exchange for a new Series 2003 Bond in accordance with paragraph (c) above and in such event shall make a notation indicating the principal amount of such redemption and the date thereof on the Payment Grid attached hereto. For all purposes, the principal amount of this Bond outstanding at any time shall be equal to the lesser of (A) the Principal Sum shown on the face hereof and (B) such Principal Sum reduced by the principal amount of any partial redemption of this Bond following which the holder of this Bond has elected not to surrender this Bond in accordance with paragraph (c) above. The failure of the holder hereof to note the principal amount of any partial redemption on the Payment Grid attached hereto, or any inaccuracy therein, shall not affect the payment obligation of the Issuer hereunder. THEREFORE, IT CANNOT BE DETERMINED FROM THE FACE OF THIS BOND WHETHER A PART OF THE PRINCIPAL OF THIS BOND HAS BEEN PAID.

     9. Purchase of Bonds on Tender Dates.

          (a) Purchase of Bonds on Optional Tender Dates.

               (i) The Issuer will purchase or cause to be purchased (but solely from the Revenues and proceeds of the remarketing of such Series 2003 Bond by the Remarketing Agent and amounts realized from a drawing under the Credit Facility) any Series 2003 Bond (or portion thereof in an Authorized Denomination, provided such tender does not result in a Series 2003 Bond in a denomination of less than $100,000), other than a Pledged Bond, at a price equal to the principal amount thereof plus accrued interest (if any) thereon to the date of purchase, payable by check or wire transfer in immediately available funds, upon:

     (A) delivery to the Trustee at its Principal Office of an irrevocable written notice (an “Optional Tender Notice”), which Optional Tender Notice shall state (1) the principal amount of such Bond or such portion thereof in an Authorized Denomination to be purchased, (2) the number of each Bond of which all or a portion is to be purchased, and (3) the Business Day on which such Bond or such portion thereof is to be purchased (an “Optional Tender Date”) which Optional Tender Date shall be a Business Day not fewer than 7 calendar days after the date of receipt of such Optional Tender Notice by the Trustee; and

     (B) delivery of such Bond (with an appropriate instrument of transfer satisfactory to the Trustee executed in blank by the Owner with the signature

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EXHIBIT A
FORM OF SERIES 2003 BOND

guaranteed by a bank, trust company or member firm of the New York Stock Exchange) to the Trustee, not later than 10:00 a.m., prevailing Baltimore, Maryland time, on the Optional Tender Date.

               (ii) Notwithstanding anything to the contrary herein contained, no optional tender of Series 2003 Bonds shall be permitted if such tender would result in a Series 2003 Bond in a denomination of less than $100,000.

               (iii) Accrued interest payable on any Bond Tendered or Deemed Tendered for Purchase on any Interest Payment Date as provided in subparagraph (i) above shall be paid to the Owner as of the Record Date immediately preceding such Interest Payment Date in the same manner as if such Series 2003 Bond had not been purchased or deemed to have been purchased pursuant to subparagraph (i) above.

          (b) Purchase of Bonds on Mandatory Tender Dates. The Series 2003 Bonds (other than any Pledged Bonds) are subject to mandatory tender and purchase, and the Issuer will purchase or cause to be purchased (but solely from the Revenues and proceeds of the remarketing of the Series 2003 Bonds by the Remarketing Agent and amounts realized from a drawing under the Credit Facility) the Series 2003 Bonds (other than any Pledged Bonds), on each Mandatory Tender Date at a price equal to the principal amount thereof plus accrued interest (if any) thereon to the date of purchase, payable by check or wire transfer in immediately available funds. A Mandatory Tender Date is any Termination Date. A Termination Date is (i) the fifth Business Day before the expiration date of any Credit Facility securing the Series 2003 Bonds then in effect occurs, and (ii) the effective date of any Substitute Credit Facility that replaces any such Credit Facility. At least 35 days prior to each Mandatory Tender Date, the Trustee shall mail a Mandatory Tender Notice to the Owners of the Series 2003 Bonds.

          (c) Agreement to Sell Bonds on Tender Dates. The Owner of this Bond, by acceptance of this Bond, agrees (i) that this Bond may be sold on any Tender Date to any person obtained by the Remarketing Agent or otherwise, and (ii) to tender this Bond to the Trustee for purchase (from any of the sources described in subparagraphs (a) and (b) above) on each Tender Date at a price equal to the principal amount hereof plus accrued interest (if any) hereon to such Tender Date and to surrender this Bond to the Trustee on such Tender Date.

          (d) Bonds Deemed Tendered and Purchased on Tender Dates. ANY OPTIONAL TENDER NOTICE GIVEN BY AN OWNER SHALL BE IRREVOCABLE. ANY SERIES 2003 BOND DESCRIBED IN AN OPTIONAL TENDER NOTICE AS A BOND TO BE PURCHASED ON AN OPTIONAL TENDER DATE WHICH IS NOT TENDERED BY THE OWNER THEREOF TO THE TRUSTEE ON SUCH OPTIONAL TENDER DATE, AND ANY SERIES 2003 BOND TO BE PURCHASED ON A MANDATORY TENDER DATE WHICH IS NOT DELIVERED BY THE OWNER THEREOF TO THE TRUSTEE ON SUCH MANDATORY TENDER DATE SHALL NONETHELESS BE DEEMED TO HAVE BEEN TENDERED BY THE OWNER THEREOF FOR PURCHASE AND TO HAVE BEEN PURCHASED, IF MONEYS FOR SUCH PURCHASE HAVE BEEN DEPOSITED WITH THE

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EXHIBIT A
FORM OF SERIES 2003 BOND

TRUSTEE ON OR BEFORE ANY SUCH TENDER DATE IN ACCORDANCE WITH THE INDENTURE. THEREAFTER, (I) SUCH BOND DEEMED TO HAVE BEEN TENDERED AND PURCHASED SHALL NO LONGER BE OUTSTANDING UNDER THE INDENTURE; (II) INTEREST ON SUCH BOND DEEMED TO HAVE BEEN TENDERED AND PURCHASED SHALL CEASE TO ACCRUE TO THE FORMER OWNER THEREOF AS OF THE APPLICABLE TENDER DATE; (III) THE FORMER OWNER OF SUCH BOND SHALL CEASE TO BE ENTITLED TO THE BENEFITS AND SECURITY OF THE INDENTURE AS OF THE DATE ON WHICH SUCH BOND IS DEEMED TO HAVE BEEN TENDERED AND PURCHASED, EXCEPT TO RECEIVE THE MONEYS REPRESENTING THE PURCHASE PRICE OF SUCH BOND AGAINST DELIVERY THEREOF AT THE PRINCIPAL OFFICE OF THE TRUSTEE; AND (IV) THE REGISTRAR WILL NOT REGISTER, AND THE TRUSTEE WILL NOT RECOGNIZE, ANY FURTHER TRANSFERS BY THE FORMER OWNER OF SUCH BOND DEEMED TO HAVE BEEN TENDERED AND PURCHASED.

     10. Unclaimed Moneys. Under certain circumstances set forth in the Indenture, moneys held by the Trustee for the payment of Series 2003 Bonds deemed to have been purchased or paid as set forth in the Indenture, and which remain unclaimed for a period of one year after the date on which such Series 2003 Bonds are deemed to have been tendered and purchased, may be paid by the Trustee to the Borrower.

     11. Authorized Denominations; Transfer: Exchange. The transfer of this Bond shall be registered upon the books maintained at the Principal Office of the Registrar, at the written request of the registered owner hereof or his attorney duly authorized in writing, upon surrender of this Bond at such Principal Office, together with a written instrument of transfer satisfactory to the Registrar duly executed by the registered owner or his duly authorized attorney. The Series 2003 Bonds are issuable only as fully registered bonds in Authorized Denominations. Upon payment of any required tax or other governmental charge, and subject to such payment, upon surrender at the Principal Office of the Registrar, Series 2003 Bonds in an aggregate principal amount equal to an Authorized Denomination may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of Series 2003 Bonds of other Authorized Denominations. The Issuer and the Registrar shall not be required to issue, exchange or register the transfer of any Bond or any portion thereof (A) for a period of 15 days prior to the date on which Series 2003 Bonds are selected for redemption, or (B) after such Series 2003 Bond or portion thereof is called for redemption, unless the transferee of such Series 2003 Bond or portion thereof delivers to the Trustee and to the Registrar a written acknowledgment of such call for redemption and agrees in writing to be bound by such call for redemption, In addition, the Issuer and the Registrar shall not be required to issue, exchange or register the transfer of any Series 2003 Bond or any portion thereof: (i) prior to the Optional Tender Date for any Series 2003 Bond or any portion thereof with respect to which an Optional Tender Notice has been received by the Trustee; or (ii) prior to the Mandatory Tender Date after a Mandatory Tender Notice has been Mailed; unless, in each such case, the transferee of such Series 2003 Bond or portion thereof delivers to the Trustee and to the Registrar a written acknowledgment of such Optional Tender Notice or Mandatory Tender Notice and agrees in writing to be bound by such Optional Tender Notice or Mandatory Tender Notice.

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EXHIBIT A
FORM OF SERIES 2003 BOND

     12. Enforcement of Indenture. The Owner of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     13. Persons Deemed Owners. The Issuer, the Trustee, the Borrower, the Paying Agent, the Registrar, the Remarketing Agent and the Credit Facility Provider may deem and treat the person in whose name this Bond is registered as the absolute Owner hereof for all purposes, whether or not this Bond is overdue, and neither the Issuer, the Trustee, the Borrower, the Paying Agent, the Registrar, the Remarketing Agent nor the Credit Facility Provider shall be affected by any notice to the contrary.

     14. Notices. When the Trustee is required to give notice to the Owner of this Bond, such notice shall be given by Mail to the Owner of this Bond at such Owner’s address as it appears on the registration books maintained by the Registrar. Any notice given by Mail as provided herein shall be deemed given and received when deposited by the Trustee into the United States Mail, postage prepaid, whether or not actually received by the addressee.

     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of Maryland, including the Acts, to exist, to have happened and to have been performed, precedent to and in the execution and delivery of the Indenture and the issuance of this Bond, do exist, have happened and have been performed in regular and due form as required by law.

     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, director, official, officer, agent or employee of the Issuer, the Department, or the State in his or her individual capacity, and neither the members, directors, officers or employees of the Issuer, the Department, or the State nor any official or officer executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

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EXHIBIT A
FORM OF SERIES 2003 BOND

     IN WITNESS WHEREOF, the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY has caused this Bond to be executed in its name and on its behalf by its Chairman, by his manual or facsimile signature, and has caused its corporate seal or a facsimile thereof to be reproduced hereon.

ATTEST:		MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY

By:		By:
(SEAL)
Name:	D. Gregory Cole	Name:	Bernard Koman
Its:	Executive Director	Its:	Chairman

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EXHIBIT A
FORM OF SERIES 2003 BOND

Authentication Date:

CERTIFICATE OF AUTHENTICATION

     This is to certify that this Bond is one of the Bonds described in the within-mentioned Indenture.

ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:

Authorized Officer

15

PAYMENT GRID

Principal
Date of	Principal	Amount	Holder
Payment	Amount Paid	Outstanding	Signature

16

[FORM OF ASSIGNMENT]

     FOR VALUE RECEIVED,                                         , the undersigned, hereby sells, assigns and transfers unto                      (Tax Identification or Social Security No.                      ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                          attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

NOTICE: Signature(s) must be guaranteed by a member firm of the STAMP, SEMP or MSP signature guaranty medallion program. 148245

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EXHIBIT B

$12,000,000
Maryland Industrial Development Financing Authority
Taxable Variable Rate Demand Revenue Bonds
(Avalon Pharmaceuticals, Inc. Facility)
Series 2003

FORM OF
REQUISITION FROM FACILITY FUND

TO:	Allfirst Trust Company	Requisition No:
	National Association,	Date: , ___
as Trustee
25 South Charles Street
Mail Code 101-951
Baltimore, Maryland 21201
Attention: Corporate Trust Department

     Pursuant to the Trust Indenture dated as of April 1, 2003 (the “Indenture”) by and between Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland (the “Issuer”), and Allfirst Trust Company National Association, as Trustee (the “Trustee”), and pursuant to the Loan Agreement dated as of April 1, 2003 (the “Loan Agreement”) by and between the Issuer and Avalon Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), we request that you, or your agent, make disbursement of funds from the Facility Fund (as defined in Section 1.1 of the Indenture) held by you, or your agent, as Trustee under the Indenture to the following payee in the following amount:

Payee:

Payee’s Address:

Amount:

Purpose of Requisition:

E-1

     We hereby certify that:

          (a) none of the items for which funds are being requisitioned has formed the basis for any disbursement heretofore made from the Facility Fund;

          (b) each item for which funds are being requisitioned is a proper item to be paid from the Facility Fund and is necessary in connection with the acquisition of the 2003 Facility (as defined in Section 1.1 of the Indenture);

          (c) all of such funds are being used for the payment of 2003 Facility Costs (as defined in Section 1.1 of the Indenture);

          (d) no written notice of any lien on, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under this requisition to any of the persons named herein has been received, or if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged, or will be released or discharged upon the payment of this requisition;

          (e) this requisition contains no items representing payment on account of any retained percentages which are entitled to be retained as of the date hereof;

          (f) with respect to each item for payment for labor or materials and equipment, the labor for which payment is requested was actually performed or the materials and equipment were actually furnished to or installed in or about the 2003 Facility;

          (g) such materials and equipment are not subject to any lien or security interest created by us or, to our knowledge, by any other person, or the funds requested by this requisition are to be used to satisfy any such lien or security interest;

          (h) all construction work which has been completed on the 2003 Facility is substantially in conformity with the Plans and Specifications (as defined in Section 1.1 of the Indenture); and

          (i) the moneys now on deposit in the Facility Fund are sufficient to complete the acquisition of the 2003 Facility or the 2003 Facility has been so completed.

     We further hereby certify that this requisition is not for materials which are not, as of the date hereof, physically incorporated into the 2003 Facility, unless approved by the Bank (as defined in Section 1.1 of the Indenture).

     We further hereby certify that no Event of Default (as defined in Section 11.1 of the Loan Agreement and as defined in Section 13.1 of the Letter of Credit Agreement (as defined in the Indenture) has occurred and is continuing as of the date hereof.

E-2